EXHIBIT 99.2 Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles ("non-GAAP") are denoted with an asterisk (*). These measures are defined on the page "Definitions of Non-GAAP Measures" and are reconciled to the most directly comparable generally accepted accounting principles ("GAAP") measure herein. THE ALLSTATE CORPORATION Investor Supplement Fourth Quarter 2017 The consolidated financial statements and financial exhibits included herein are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The results of operations for interim periods should not be considered indicative of results to be expected for the full year.

Exec - 1 THE ALLSTATE CORPORATION Investor Supplement - Fourth Quarter 2017 Updated to Reflect Changes in Reportable Segments Beginning in the fourth quarter of 2017, Allstate will be reporting its financial performance in the following segments: Allstate Protection, Discontinued Lines and Coverages, Service Businesses, Allstate Life, Allstate Benefits, Allstate Annuities, and Corporate and Other. These segments align with the Company’s key product and service offerings, including the acquisition of SquareTrade and the strategic focus and expansion of Arity and other service businesses. We have updated all periods presented in our Fourth Quarter 2017 Investor Supplement to be consistent with our new reportable segments.

Exec - 2 THE ALLSTATE CORPORATION Investor Supplement - Fourth Quarter 2017 Reportable Segments Products and Strategies

Exec - 3 THE ALLSTATE CORPORATION Investor Supplement - Fourth Quarter 2017 Reportable Segments Products and Strategies (continued)

Exec - 4 THE ALLSTATE CORPORATION Investor Supplement - Fourth Quarter 2017 Reportable Segments Products and Strategies (continued)

Exec - 5 (1) (2) (3) Allstate Protection and Discontinued Lines and Coverages segments comprise Property-Liability. The Company does not allocate investment income, realized capital gains and losses, or investment assets to the Allstate Protection and Discontinued Lines and Coverages segments. THE ALLSTATE CORPORATION Investor Supplement - Fourth Quarter 2017 Revenue by Reportable Segments The Discontinued Lines and Coverages and Corporate and Other segments do not have recurring premiums or contract charges. Excludes $110 million of intersegment premiums and service fees, which are eliminated in the consolidated financial statements. Premiums $32,300 Premiums and Contract Charges $2,378 Total Premiums Earned and Contract Charges $34,678 (1) Allstate Protection $31,433 Service Businesses $867 (2) Allstate Life $1,280 Allstate Benefits $1,084 Allstate Annuities $14 $ in millions, for the year ended December 31, 2017 Net Investment Income $3,401 Realized Capital Gains and Losses $445 Total Net Investment Income and Realized Capital Gains and Losses $3,846 $ in millions, for the year ended December 31, 2017 Property-Liability $1,478 (3) Service Businesses $16 Allstate Life $489 Allstate Benefits $72 Allstate Annuities $1,305 Corporate and Other $41 Property-Liability $401 (3) Service Businesses $0 Allstate Life $5 Allstate Benefits $1 Allstate Annuities $44 Corporate and Other $(6)

THE ALLSTATE CORPORATION
CHANGES IN REPORTABLE SEGMENTS AND COMBINED RATIO CALCULATION

Property-Liability[1] Combined Ratio and Underlying Combined Ratio*

Property-Liability includes Allstate Protection and Discontinued Lines and Coverages segment results. Property-Liability, as historically reported, included Allstate Protection, Service Businesses and Discontinued Lines and Coverages segment results. The change column represents the impact of the Service Businesses segment, which includes SquareTrade, Arity, Allstate Roadside Services and Allstate Dealer Services and is no longer included in Allstate Protection.

	For the twelve months ended December 31, 2017		
	Property-Liability As Historically Reported	Property-Liability	Change [2]
Premiums earned	$ 32,300	$ 31,433	$ (867)
Incurred losses	(21,929)	(21,566)	363
Expenses	(8,553)	(7,855)	698
Underwriting income	$ 1,818	$ 2,012	$ 194
Catastrophe losses	$ 3,234	$ 3,228	$ (6)
Non-catastrophe prior year reserve reestimates	(485)	(487)	(2)
Amortization of purchased intangible assets	99	7	(92)
Combined Ratio	94.4	93.6	(0.8)
Effect of catastrophe losses on combined ratio	(10.0)	(10.3)	(0.3)
Effect of prior year non-catastrophe prior year reserve reestimates	1.5	1.6	0.1
Effect of amortization of purchased intangible assets on combined ratio	(0.3)	-	0.3
Underlying combined ratio *	85.6	84.9	(0.7)

(1) Allstate Protection and Discontinued Lines and Coverages segments comprise Property-Liability.

(2) Excludes intersegment insurance premiums and services fees of $110 mllion and the related incurred losses of $6 million and expenses of $104 million.

Exec - 6

THE ALLSTATE CORPORATION
Investor Supplement - Fourth Quarter 2017

Table of Contents

Consolidated Operations

Statements of Operations	1
Contribution to Income	2
Revenues	3
Segment Results	4,5
Historical Segment Results	6
Condensed Statements of Financial Position	7
Book Value Per Common Share	8
Return on Common Shareholders' Equity	9
Debt to Capital	10
Statements of Cash Flows	11
Analysis of Deferred Policy Acquisition Costs	12,13
Historical Summary of Consolidated Operating and Financial Position Data	14
Policies in Force	15
Premiums Written For Allstate Protection and Service Businesses	16
Catastrophe Losses	17
Prior Year Reserve Reestimates	18
Historical Prior Year Reserve Reestimates	19
Historical Loss Reserves	20

Property-Liability Operations

Results	21
Historical Results	22
Underwriting Results by Area of Business	23
Catastrophe Experience	24
Allstate Protection	
Impact of Net Rate Changes Approved on Premiums Written	25
Allstate Brand Profitability Measures	26
Allstate Brand Statistics	27
Allstate Brand Auto Claim Frequency Analysis	28,29
Esurance Brand Profitability Measures and Statistics	30
Encompass Brand Profitability Measures and Statistics	31
Historical Underwriting Results by Area of Business	32
Auto Profitability Measures	33
Homeowners Profitability Measures	34
Other Personal Lines Profitability Measures	35
Commercial Lines Profitability Measures	36
Discontinued Lines and Coverages	
Reserves	37

Service Businesses Operations

Segment Results	38
SquareTrade Results	39

Allstate Life Operations

Segment Results and Other Statistics	40
Analysis of Net Income	41
Return on Equity	42
Reserves and Contractholder Funds	43

Allstate Benefits Operations

Segment Results and Other Statistics	44
Segment Premium and Other Statistics	45
Return on Equity	46

Allstate Annuities Operations

Segment Results and Other Statistics	47
Analysis of Net Income	48
Return on Equity	49
Reserves and Contractholder Funds	50

Corporate and Other Segment Results 51

Investments

Consolidated Investments	52
Investments by Segment	53
Unrealized Net Capital Gains and Losses on Security Portfolio by Type	54
Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-tax)	55
Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-tax) by Segment	56
Consolidated Investment Position and Results by Strategy	57
Investment Position and Results by Strategy by Segment	58
Performance-Based Investments	59
Limited Partnership Interests	60

Definitions of Non-GAAP Measures 61,62

1 Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2017 2017 2017 2017 2016 2016 2016 2016 2017 2016 Revenues Property and casualty insurance premiums (1) $ 8,202 $ 8,121 $ 8,018 $ 7,959 $ 7,901 $ 7,869 $ 7,814 $ 7,723 $ 32,300 $ 31,307 Life premiums and contract charges (2) 601 593 591 593 574 571 564 566 2,378 2,275 Net investment income 913 843 897 748 801 748 762 731 3,401 3,042 Realized capital gains and losses: Total other-than-temporary impairment ("OTTI") losses (11) (26) (47) (62) (72) (73) (77) (91) (146) (313) OTTI losses reclassified to (from) other comprehensive income (2) (2) (3) 3 2 - (2) 10 (4) 10 Net OTTI losses recognized in earnings (13) (28) (50) (59) (70) (73) (79) (81) (150) (303) Sales and other realized capital gains and losses 140 131 131 193 72 106 103 (68) 595 213 Total realized capital gains and losses 127 103 81 134 2 33 24 (149) 445 (90) Total revenues 9,843 9,660 9,587 9,434 9,278 9,221 9,164 8,871 38,524 36,534 Costs and expenses Property and casualty insurance claims and claims expense 5,279 5,545 5,689 5,416 5,083 5,553 5,901 5,684 21,929 22,221 Life contract benefits 507 456 486 474 464 484 454 455 1,923 1,857 Interest credited to contractholder funds 168 174 175 173 168 183 185 190 690 726 Amortization of deferred policy acquisition costs 1,239 1,200 1,176 1,169 1,157 1,138 1,126 1,129 4,784 4,550 Operating costs and expenses 1,257 1,218 1,086 1,097 1,063 1,021 1,040 982 4,658 4,106 Restructuring and related charges 32 14 53 10 9 5 11 5 109 30 Goodwill impairment 125 - - - - - - - 125 - Interest expense 84 83 83 85 77 73 72 73 335 295 Total costs and expenses 8,691 8,690 8,748 8,424 8,021 8,457 8,789 8,518 34,553 33,785 Gain on disposition of operations 5 1 12 2 1 1 1 2 20 5 Income from operations before income tax expense 1,157 971 851 1,012 1,258 765 376 355 3,991 2,754 Income tax (benefit) expense (92) (4) 305 272 317 418 245 105 109 802 (4) 877 Net income $ 1,249 $ 666 $ 579 $ 695 $ 840 $ 520 $ 271 $ 246 $ 3,189 $ 1,877 Preferred stock dividends 29 29 29 29 29 29 29 29 116 116 Net income applicable to common shareholders $ 1,220 $ 637 $ 550 $ 666 $ 811 $ 491 $ 242 $ 217 $ 3,073 $ 1,761 Earnings per common share: (3) Net income applicable to common shareholders per common share - Basic $ 3.41 $ 1.76 $ 1.51 $ 1.82 $ 2.20 $ 1.32 $ 0.65 $ 0.57 $ 8.49 $ 4.72 Weighted average common shares - Basic 357.5 361.3 363.6 365.7 368.0 371.5 373.6 378.1 362.0 372.8 Net income applicable to common shareholders per common share - Diluted $ 3.35 $ 1.74 $ 1.49 $ 1.79 $ 2.18 $ 1.31 $ 0.64 $ 0.57 $ 8.36 $ 4.67 Weighted average common shares - Diluted 363.8 367.1 369.0 371.3 372.5 375.9 378.1 382.9 367.8 377.3 Cash dividends declared per common share $ 0.37 $ 0.37 $ 0.37 $ 0.37 $ 0.33 $ 0.33 $ 0.33 $ 0.33 $ 1.48 $ 1.32 (1) (2) (3) (4) Includes a $506 million benefit related to Tax Legislation. Life premiums and contract charges are reported in the Allstate Life, Allstate Benefits and Allstate Annuities results and include life insurance, voluntary accident and health insurance, and annuity products. In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely. Therefore, the sum of each quarter may not equal the year-to-date amount. THE ALLSTATE CORPORATION CONSOLIDATED STATEMENTS OF OPERATIONS ($ in millions, except per share data) Three months ended Twelve months ended Property and casualty insurance premiums are reported in the Property-Liability and Service Businesses results and include auto, homeowners and other personal lines insurance products, as well as consumer product protection plans, roadside assistance, and finance and insurance products.

THE ALLSTATE CORPORATION
CONTRIBUTION TO INCOME
($ in millions, except per share data)

	Three months ended								Twelve months ended	
	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2017	Dec. 31, 2016
Contribution to income										
Net income applicable to common shareholders	$ 1,220	$ 637	$ 550	$ 666	$ 811	$ 491	$ 242	$ 217	$ 3,073	$ 1,761
Realized capital gains and losses, after-tax	(90)	(67)	(53)	(88)	(1)	(22)	(17)	96	(298)	56
Valuation changes on embedded derivatives not hedged, after-tax	(2)	1	1	-	(6)	-	4	4	-	2
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax	2	2	3	3	1	1	1	1	10	4
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(1)	(1)	(1)	-	(2)	-	-	(1)	(3)	(3)
Business combination expenses and the amortization of purchased intangible assets, after-tax	17	17	16	29	4	5	6	6	79	21
Gain on disposition of operations, after-tax	(3)	(2)	(6)	(2)	-	(1)	(1)	(1)	(13)	(3)
Goodwill impairment	125	-	-	-	-	-	-	-	125	-
Tax Legislation benefit	(506)	-	-	-	-	-	-	-	(506)	-
Adjusted net income *	$ 762	$ 587	$ 510	$ 608	$ 807	$ 474	$ 235	$ 322	$ 2,467	$ 1,838
Income per common share - Diluted										
Net income applicable to common shareholders	$ 3.35	$ 1.74	$ 1.49	$ 1.79	$ 2.18	$ 1.31	$ 0.64	$ 0.57	$ 8.36	$ 4.67
Realized capital gains and losses, after-tax	(0.25)	(0.18)	(0.14)	(0.24)	-	(0.06)	(0.04)	0.25	(0.81)	0.15
Valuation changes on embedded derivatives not hedged, after-tax	(0.01)	-	-	-	(0.02)	-	0.01	0.01	-	-
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax	0.01	0.01	0.01	0.01	-	-	-	-	0.03	0.01
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	-	-	-	-	-	-	-	(0.01)	(0.01)
Business combination expenses and the amortization of purchased intangible assets, after-tax	0.05	0.04	0.04	0.08	0.01	0.01	0.01	0.01	0.22	0.06
Gain on disposition of operations, after-tax	(0.01)	(0.01)	(0.02)	-	-	-	-	-	(0.04)	(0.01)
Goodwill impairment	0.34	-	-	-	-	-	-	-	0.34	-
Tax Legislation benefit	(1.39)	-	-	-	-	-	-	-	(1.38)	-
Adjusted net income *	$ 2.09	$ 1.60	$ 1.38	$ 1.64	$ 2.17	$ 1.26	$ 0.62	$ 0.84	$ 6.71	$ 4.87
Weighted average common shares - Diluted	363.8	367.1	369.0	371.3	372.5	375.9	378.1	382.9	367.8	377.3

2

THE ALLSTATE CORPORATION
REVENUES
($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2017	Dec. 31, 2016
Property-Liability [1]										
Insurance premiums	$ 7,971	$ 7,896	$ 7,807	$ 7,759	$ 7,756	$ 7,719	$ 7,672	$ 7,580	$ 31,433	$ 30,727
Net investment income	415	368	387	308	334	307	313	299	1,478	1,253
Realized capital gains and losses	99	82	85	135	14	53	26	(99)	401	(6)
Total Property-Liability revenues	8,485	8,346	8,279	8,202	8,104	8,079	8,011	7,780	33,312	31,974
Service Businesses										
Insurance premiums	231	225	211	200	145	150	142	143	867	580
Intersegment insurance premiums and service fees [2]	28	26	28	28	32	33	33	7	110	105
Net investment income	5	4	4	3	4	3	3	3	16	13
Realized capital gains and losses	-	-	-	-	-	-	-	-	-	-
Total Service Businesses revenues	264	255	243	231	181	186	178	153	993	698
Allstate Life										
Premiums and contract charges	324	316	319	321	318	310	310	312	1,280	1,250
Net investment income	127	119	123	120	124	120	118	120	489	482
Realized capital gains and losses	1	2	1	1	(13)	(10)	(3)	(12)	5	(38)
Total Allstate Life revenues	452	437	443	442	429	420	425	420	1,774	1,694
Allstate Benefits										
Premiums and contract charges	273	273	269	269	252	257	251	251	1,084	1,011
Net investment income	18	18	19	17	17	18	18	18	72	71
Realized capital gains and losses	-	1	-	-	1	(1)	-	(5)	1	(5)
Total Allstate Benefits revenues	291	292	288	286	270	274	269	264	1,157	1,077
Allstate Annuities										
Contract charges	4	4	3	3	4	4	3	3	14	14
Net investment income	338	324	354	289	312	289	299	281	1,305	1,181
Realized capital gains and losses	33	18	(5)	(2)	1	(10)	3	(32)	44	(38)
Total Allstate Annuities revenues	375	346	352	290	317	283	305	252	1,363	1,157
Corporate and Other										
Net investment income	10	10	10	11	10	11	11	10	41	42
Realized capital gains and losses	(6)	-	-	-	(1)	1	(2)	(1)	(6)	(3)
Total Corporate and Other revenues	4	10	10	11	9	12	9	9	35	39
Intersegment eliminations [2]	(28)	(26)	(28)	(28)	(32)	(33)	(33)	(7)	(110)	(105)
Consolidated revenues	$ 9,843	$ 9,660	$ 9,587	$ 9,434	$ 9,278	$ 9,221	$ 9,164	$ 8,871	$ 38,524	$ 36,534

(1) Allstate Protection and Discontinued Lines and Coverages segments comprise Property-Liability.

(2) Intersegment insurance premiums and service fees are primarily related to Allstate Roadside Services and Arity and are eliminated in the consolidated financial statements.

3

THE ALLSTATE CORPORATION
CONSOLIDATING SEGMENT RESULTS
($ in millions)

Three months ended December 31, 2017	Allstate Protection	Discontinued Lines and Coverages	Total Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Intersegment Eliminations	Consolidated
Premiums and contract charges	$ 7,971	$ -	$ 7,971	$ 231	$ 324	$ 273	$ 4	$ -	$ -	$ 8,803
Intersegment insurance premiums and service fees	-	-	-	28	-	-	-	-	(28)	-
Claims and claims expense	(5,187)	(3)	(5,190)	(90)	-	-	-	-	1	(5,279)
Contract benefits and interest credited to contractholder funds	-	-	-	-	(281)	(152)	(242)	-	-	(675)
Amortization of deferred policy acquisition costs	(1,091)	-	(1,091)	(79)	(30)	(37)	(2)	-	-	(1,239)
Operating costs and expenses	(956)	(1)	(957)	(139)	(65)	(70)	(9)	(44)	27	(1,257)
Restructuring and related charges	(18)	-	(18)	(11)	(1)	(2)	-	-	-	(32)
Goodwill impairment	-	-	-	-	-	-	-	(125)	-	(125)
Interest expense	-	-	-	-	-	-	-	(84)	-	(84)
Underwriting income (loss)	$ 719	$ (4)	715							
Net investment income			415	5	127	18	338	10	-	913
Realized capital gains and losses			99	-	1	-	33	(6)	-	127
Gain on disposition of operations			4	-	-	-	1	-	-	5
Income tax (expense) benefit			(466)	150	312	40	139	(83)	-	92
Preferred stock dividends			-	-	-	-	-	(29)	-	(29)
Net income (loss) applicable to common shareholders			$ 767	$ 95	$ 387	$ 70	$ 262	$ (361)	$ -	$ 1,220
Realized capital gains and losses, after-tax			(73)	-	-	1	(22)	4	-	(90)
Valuation changes on embedded derivatives not hedged, after-tax			-	-	-	-	(2)	-	-	(2)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax			-	-	2	-	-	-	-	2
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax			(1)	-	-	-	-	-	-	(1)
Business combination expenses and the amortization of purchased intangible assets, after-tax			2	15	-	-	-	-	-	17
Gain on disposition of operations, after-tax			(2)	-	-	-	(1)	-	-	(3)
Goodwill impairment			-	-	-	-	-	125	-	125
Tax Legislation expense (benefit)			65	(134)	(332)	(51)	(182)	128	-	(506)
Adjusted net income (loss) *			$ 758	$ (24) (1)	$ 57 (1)	$ 20 (1)	$ 55 (1)	$ (104) (1)	$ -	$ 762

Three months ended December 31, 2016	Allstate Protection	Discontinued Lines and Coverages	Total Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Intersegment Eliminations	Consolidated
Premiums and contract charges	$ 7,756	$ -	$ 7,756	$ 145	$ 318	$ 252	$ 4	$ -	$ -	$ 8,475
Intersegment insurance premiums and service fees	-	-	-	32	-	-	-	-	(32)	-
Claims and claims expense	(5,021)	(3)	(5,024)	(60)	-	-	-	-	1	(5,083)
Contract benefits and interest credited to contractholder funds	-	-	-	-	(260)	(137)	(235)	-	-	(632)
Amortization of deferred policy acquisition costs	(1,029)	-	(1,029)	(57)	(33)	(36)	(2)	-	-	(1,157)
Operating costs and expenses	(893)	-	(893)	(65)	(56)	(62)	(9)	(9)	31	(1,063)
Restructuring and related charges	(9)	-	(9)	-	-	-	-	-	-	(9)
Interest expense	-	-	-	-	-	-	-	(77)	-	(77)
Underwriting income (loss)	$ 804	$ (3)	801	-	-	-	-	-	-	
Net investment income			334	4	124	17	312	10	-	801
Realized capital gains and losses			14	-	(13)	1	1	(1)	-	2
Gain on disposition of operations			-	-	-	-	1	-	-	1
Income tax (expense) benefit			(389)	2	(22)	(13)	(25)	29	-	(418)
Preferred stock dividends			-	-	-	-	-	(29)	-	(29)
Net income (loss) applicable to common shareholders			$ 760	$ 1	$ 58	$ 22	$ 47	$ (77)	$ -	$ 811
Realized capital gains and losses, after-tax			(10)	-	7	1	-	1	-	(1)
Valuation changes on embedded derivatives not hedged, after-tax			-	-	-	-	(6)	-	-	(6)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax			-	-	1	-	-	-	-	1
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax			(2)	-	-	-	-	-	-	(2)
Business combination expenses and the amortization of purchased intangible assets, after-tax			4	-	-	-	-	-	-	4
Gain on disposition of operations, after-tax			-	-	-	-	-	-	-	-
Adjusted net income (loss) *			$ 752	$ 1 (1)	$ 66 (1)	$ 23 (1)	$ 41 (1)	$ (76) (1)	$ -	$ 807

(1) Adjusted net income is the segment measure used for each business.

4

THE ALLSTATE CORPORATION
CONSOLIDATING SEGMENT RESULTS
($ in millions)

Twelve months ended December 31, 2017	Allstate Protection	Discontinued Lines and Coverages	Total Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Intersegment Eliminations	Consolidated
Premiums and contract charges	$ 31,433	$ -	$ 31,433	$ 867	$ 1,280	$ 1,084	$ 14	$ -	$ -	$ 34,678
Intersegment insurance premiums and service fees	-	-	-	110	-	-	-	-	(110)	-
Claims and claims expense	(21,470)	(96)	(21,566)	(369)	-	-	-	-	6	(21,929)
Contract benefits and interest credited to contractholder funds	-	-	-	-	(1,047)	(599)	(967)	-	-	(2,613)
Amortization of deferred policy acquisition costs	(4,205)	-	(4,205)	(296)	(134)	(142)	(7)	-	-	(4,784)
Operating costs and expenses	(3,555)	(3)	(3,558)	(493)	(238)	(266)	(35)	(172)	104	(4,658)
Restructuring and related charges	(91)	-	(91)	(13)	(2)	(3)	-	-	-	(109)
Goodwill impairment	-	-	-	-	-	-	-	(125)	-	(125)
Interest expense	(1)	-	(1)	-	-	-	-	(334)	-	(335)
Underwriting income (loss)	$ 2,111	$ (99)	2,012							
Net investment income			1,478	16	489	72	1,305	41	-	3,401
Realized capital gains and losses			401	-	5	1	44	(6)	-	445
Gain on disposition of operations			14	-	-	-	6	-	-	20
Income tax (expense) benefit			(1,318)	193	224	(1)	58	42	-	(802)
Preferred stock dividends			-	-	-	-	-	(116)	-	(116)
Net income (loss) applicable to common shareholders			$ 2,587	$ 15	$ 577	$ 146	$ 418	$ (670)	$ -	$ 3,073
Realized capital gains and losses, after-tax			(272)	-	(2)	-	(28)	4	-	(298)
Valuation changes on embedded derivatives not hedged, after-tax			-	-	-	-	-	-	-	-
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax			-	-	10	-	-	-	-	10
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax			(3)	-	-	-	-	-	-	(3)
Business combination expenses and the amortization of purchased intangible assets, after-tax			5	60	-	-	-	14	-	79
Gain on disposition of operations, after-tax			(9)	-	-	-	(4)	-	-	(13)
Goodwill impairment			-	-	-	-	-	125	-	125
Tax Legislation expense (benefit)			65	(134)	(332)	(51)	(182)	128	-	(506)
Adjusted net income (loss) *			$ 2,373	$ (59) [1]	$ 253 [1]	$ 95 [1]	$ 204 [1]	$ (399) [1]	$ -	$ 2,467

Twelve months ended December 31, 2016	Allstate Protection	Discontinued Lines and Coverages	Total Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Intersegment Eliminations	Consolidated
Premiums and contract charges	$ 30,727	$ -	$ 30,727	$ 580	$ 1,250	$ 1,011	$ 14	$ -	$ -	$ 33,582
Intersegment insurance premiums and service fees	-	-	-	105	-	-	-	-	(105)	-
Claims and claims expense	(21,863)	(105)	(21,968)	(258)	-	-	-	-	5	(22,221)
Contract benefits and interest credited to contractholder funds	-	-	-	-	(1,027)	(545)	(1,011)	-	-	(2,583)
Amortization of deferred policy acquisition costs	(4,053)	-	(4,053)	(214)	(131)	(145)	(7)	-	-	(4,550)
Operating costs and expenses	(3,455)	(2)	(3,457)	(223)	(225)	(240)	(32)	(29)	100	(4,106)
Restructuring and related charges	(29)	-	(29)	-	(1)	-	-	-	-	(30)
Interest expense	-	-	-	-	-	-	-	(295)	-	(295)
Underwriting income (loss)	$ 1,327	$ (107)	1,220							
Net investment income			1,253	13	482	71	1,181	42	-	3,042
Realized capital gains and losses			(6)	-	(38)	(5)	(38)	(3)	-	(90)
Gain on disposition of operations			-	-	-	-	5	-	-	5
Income tax (expense) benefit			(806)	-	(91)	(51)	(36)	107	-	(877)
Preferred stock dividends			-	-	-	-	-	(116)	-	(116)
Net income (loss) applicable to common shareholders			$ 1,661	$ 3	$ 219	$ 96	$ 76	$ (294)	$ -	$ 1,761
Realized capital gains and losses, after-tax			-	-	24	4	26	2	-	56
Valuation changes on embedded derivatives not hedged, after-tax			-	-	-	-	2	-	-	2
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax			-	-	4	-	-	-	-	4
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax			(3)	-	-	-	-	-	-	(3)
Business combination expenses and the amortization of purchased intangible assets, after-tax			21	-	-	-	-	-	-	21
Gain on disposition of operations, after-tax			-	-	-	-	(3)	-	-	(3)
Adjusted net income (loss) *			$ 1,679	$ 3 [1]	$ 247 [1]	$ 100 [1]	$ 101 [1]	$ (292) [1]	$ -	$ 1,838

[1] Adjusted net income is the segment measure used for each business.

5

THE ALLSTATE CORPORATION
HISTORICAL CONSOLIDATING SEGMENT RESULTS
($ in millions)

Twelve months ended December 31, 2015	Allstate Protection	Discontinued Lines and Coverages	Total Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Intersegment Eliminations	Consolidated
Premiums and contract charges	$ 29,748	$ -	$ 29,748	$ 561	$ 1,223	$ 921	$ 14	$ -	$ -	$ 32,467
Intersegment insurance premiums and service fees	-	-	-	42	-	-	-	-	(42)	-
Claims and claims expense	(20,718)	(53)	(20,771)	(277)	-	-	-	-	14	(21,034)
Contract benefits and interest credited to contractholder funds	-	-	-	-	(1,031)	(488)	(1,045)	-	-	(2,564)
Amortization of deferred policy acquisition costs	(3,933)	-	(3,933)	(169)	(133)	(124)	(5)	-	-	(4,364)
Operating costs and expenses	(3,437)	(2)	(3,439)	(164)	(212)	(222)	(38)	(34)	28	(4,081)
Restructuring and related charges	(39)	-	(39)	-	(1)	-	1	-	-	(39)
Interest expense	-	-	-	-	-	-	-	(292)	-	(292)
Underwriting income (loss)	$ 1,621	$ (55)	1,566							
Net investment income			1,226	11	490	71	1,323	35	-	3,156
Realized capital gains and losses			(237)	-	2	1	264	-	-	30
(Loss) gain on disposition of operations			-	-	(1)	-	4	-	-	3
Income tax (expense) benefit			(867)	(2)	(108)	(55)	(188)	109	-	(1,111)
Preferred stock dividends			-	-	-	-	-	(116)	-	(116)
Net income applicable to common shareholders			$ 1,688	$ 2	$ 229	$ 104	$ 330	$ (298)	$ -	$ 2,055
Realized capital gains and losses, after-tax			154	-	(1)	-	(172)	-	-	(19)
Valuation changes on embedded derivatives not hedged, after-tax			-	-	-	-	1	-	-	1
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax			-	-	4	-	(1)	-	-	3
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax			(2)	-	-	-	-	-	-	(2)
Business combination expenses and the amortization of purchased intangible assets, after-tax			32	-	-	-	-	-	-	32
(Loss) gain on disposition of operations, after-tax			-	-	1	-	(3)	-	-	(2)
Change in accounting for investments in qualified affordable housing projects, after-tax			28	-	6	-	11	-	-	45
Adjusted net income (loss) *			$ 1,900	$ 2 [1]	$ 239 [1]	$ 104 [1]	$ 166 [1]	$ (298) [1]	$ -	$ 2,113

[1] Adjusted net income is the segment measure used for each business.

6

THE ALLSTATE CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
($ in millions)

	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016
Assets					
Investments					
Fixed income securities, at fair value (amortized cost $57,525, $57,608, $56,901, $57,194 and $56,576)	$ 58,992	$ 59,391	$ 58,656	$ 58,636	$ 57,839
Equity securities, at fair value (cost $5,461, $5,468, $5,321, $5,026 and $5,157)	6,621	6,434	6,117	5,685	5,666
Mortgage loans	4,534	4,322	4,336	4,349	4,486
Limited partnership interests	6,740	6,600	6,206	5,982	5,814
Short-term, at fair value (amortized cost $1,944, $2,198, $2,175, $2,753 and $4,288)	1,944	2,198	2,175	2,753	4,288
Other	3,972	3,826	3,815	3,738	3,706
Total investments	82,803	82,771	81,305	81,143	81,799
Cash	617	690	482	442	436
Premium installment receivables, net	5,786	5,922	5,693	5,649	5,597
Deferred policy acquisition costs	4,191	4,147	4,037	3,988	3,954
Reinsurance recoverables, net [1]	8,921	9,748	8,722	8,723	8,745
Accrued investment income	569	590	573	577	567
Property and equipment, net	1,072	1,067	1,072	1,067	1,065
Goodwill	2,181	2,309	2,309	2,295	1,219
Other assets	2,838	2,966	3,256	2,923	1,835
Separate Accounts	3,444	3,422	3,416	3,436	3,393
Total assets	$ 112,422	$ 113,632	$ 110,865	$ 110,243	$ 108,610

	Dec 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016
Liabilities					
Reserve for property and casualty insurance claims and claims expense	$ 26,325	$ 27,154	$ 25,884	$ 25,628	$ 25,250
Reserve for life-contingent contract benefits	12,549	12,227	12,234	12,223	12,239
Contractholder funds	19,434	19,650	19,832	20,051	20,260
Unearned premiums	13,473	13,535	13,024	12,705	12,583
Claim payments outstanding	875	959	939	845	879
Deferred income taxes	782	1,249	1,104	833	487
Other liabilities and accrued expenses	6,639	6,968	6,583	7,018	6,599
Long-term debt	6,350	6,349	6,348	6,346	6,347
Separate Accounts	3,444	3,422	3,416	3,436	3,393
Total liabilities	89,871	91,513	89,364	89,085	88,037
Equity					
Preferred stock and additional capital paid-in, 72.2 thousand shares outstanding	1,746	1,746	1,746	1,746	1,746
Common stock, 355 million, 360 million, 361 million, 365 million and 366 million shares outstanding [2]	9	9	9	9	9
Additional capital paid-in	3,313	3,330	3,269	3,285	3,303
Retained income	43,211 [3]	42,125	41,622	41,208	40,678
Deferred ESOP expense	(3)	(6)	(6)	(6)	(6)
Treasury stock, at cost (545 million, 540 million, 539 million, 535 million and 534 million shares)	(25,982)	(25,413)	(25,241)	(24,887)	(24,741)
Accumulated other comprehensive income:					
Unrealized net capital gains and losses	1,372 [3]	1,651	1,526	1,256	1,053
Unrealized foreign currency translation adjustments	(3) [3]	(14)	(42)	(53)	(50)
Unrecognized pension and other postretirement benefit cost	(1,112) [3]	(1,309)	(1,382)	(1,400)	(1,419)
Total accumulated other comprehensive income (loss)	257 [3]	328	102	(197)	(416)
Total shareholders' equity	22,551	22,119	21,501	21,158	20,573
Total liabilities and shareholders' equity	$ 112,422	$ 113,632	$ 110,865	$ 110,243	$ 108,610

(1) Reinsurance recoverables of unpaid losses related to Allstate Protection, Discontinued Lines and Coverages and Service Businesses segments were $6.47 billion, $7.26 billion, $6.21 billion, $6.18 billion and $6.18 billion as of December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017 and December 31, 2016, respectively.

(2) Common shares outstanding were 354,690,536; 359,787,293; 361,280,366; 365,015,746 and 365,771,746 as of December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017 and December 31, 2016, respectively.

(3) In January 2018, the FASB issued a Proposed Accounting Standards Update titled "Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income," requiring reclassification of the impact of the newly enacted tax rates on the unrealized balances presented net of tax in accumulated other comprehensive income to retained income. We plan to early adopt the new guidance as of December 31, 2017, when finalized. The impact of the adoption will decrease retained income by $49 million, increase unrealized net capital gains and losses by $290 million, decrease unrealized foreign currency translation adjustments by $6 million and decrease unrecognized pension and other postretirement benefit cost by $235 million.

7

THE ALLSTATE CORPORATION
BOOK VALUE PER COMMON SHARE
($ in millions, except per share data)

	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016
Book value per common share								
Numerator:								
Common shareholders' equity [1]	$ 20,805	$ 20,373	$ 19,755	$ 19,412	$ 18,827	$ 19,188	$ 18,807	$ 18,594
Denominator:								
Common shares outstanding and dilutive potential common shares outstanding	361.3	365.8	367.0	370.4	370.8	372.7	375.8	380.3
Book value per common share	$ 57.58	$ 55.69	$ 53.83	$ 52.41	$ 50.77	$ 51.48	$ 50.05	$ 48.89
Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities								
Numerator:								
Common shareholders' equity	$ 20,805	$ 20,373	$ 19,755	$ 19,412	$ 18,827	$ 19,188	$ 18,807	$ 18,594
Unrealized net capital gains and losses on fixed income securities	622 [2]	1,028	1,013	831	727	1,506	1,407	993
Adjusted common shareholders' equity	$ 20,183	$ 19,345	$ 18,742	$ 18,581	$ 18,100	$ 17,682	$ 17,400	$ 17,601
Denominator:								
Common shares outstanding and dilutive potential common shares outstanding	361.3	365.8	367.0	370.4	370.8	372.7	375.8	380.3
Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities *	$ 55.86 [2]	$ 52.88	$ 51.07	$ 50.16	$ 48.81	$ 47.44	$ 46.30	$ 46.28

(1) Excludes equity related to preferred stock of $1,746 million in each period.

(2) In January 2018, the FASB issued a Proposed Accounting Standards Update titled "Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income," requiring reclassification of the impact of the newly enacted tax rates on the unrealized balances presented net of tax in accumulated other comprehensive income to retained income. We plan to early adopt the new guidance as of December 31, 2017, when finalized. The impact of the adoption will increase the unrealized net capital gains and losses on fixed income securities by $135 million and decrease book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, by $0.37.

8

9 Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, 2017 2017 2017 2017 2016 2016 2016 2016 Return on Common Shareholders' Equity Numerator: Net income applicable to common shareholders (1) $ 3,073 $ 2,664 $ 2,518 $ 2,210 $ 1,761 $ 1,410 $ 1,540 $ 1,624 Denominator: Beginning common shareholders' equity $ 18,827 $ 19,188 $ 18,807 $ 18,594 $ 18,279 $ 18,758 $ 19,552 $ 20,433 Ending common shareholders' equity 20,805 20,373 19,755 19,412 18,827 19,188 18,807 18,594 Average common shareholders' equity (2) $ 19,816 $ 19,781 $ 19,281 $ 19,003 $ 18,553 $ 18,973 $ 19,180 $ 19,514 Return on common shareholders' equity (3) 15.5% 13.5% 13.1% 11.6% 9.5% 7.4% 8.0% 8.3 % Adjusted Net Income Return on Common Shareholders' Equity Numerator: Adjusted net income * (1) $ 2,467 $ 2,512 $ 2,399 $ 2,124 $ 1,838 $ 1,656 $ 1,792 $ 1,819 Denominator: Beginning common shareholders' equity $ 18,827 $ 19,188 $ 18,807 $ 18,594 $ 18,279 $ 18,758 $ 19,552 $ 20,433 Less: Unrealized net capital gains and losses 1,053 1,817 1,624 1,200 620 879 1,419 2,137 Adjusted beginning common shareholders' equity 17,774 17,371 17,183 17,394 17,659 17,879 18,133 18,296 Ending common shareholders' equity 20,805 20,373 19,755 19,412 18,827 19,188 18,807 18,594 Less: Unrealized net capital gains and losses 1,372 1,651 1,526 1,256 1,053 1,817 1,624 1,200 Adjusted ending common shareholders' equity 19,433 18,722 18,229 18,156 17,774 17,371 17,183 17,394 Average adjusted common shareholders' equity (2) $ 18,604 $ 18,047 $ 17,706 $ 17,775 $ 17,717 $ 17,625 $ 17,658 $ 17,845 Adjusted net income return on common shareholders' equity *(3)(4) 13.3% 13.9% 13.5% 11.9% 10.4% 9.4% 10.1% 10.2% (1) (2) (3) (4) The Tax Legislation adjustment recorded in fourth quarter 2017 increased return on common shareholders' equity by 2.4 points and decreased adjusted net income return on common shareholders' equity by 0.1 points. In January 2018, the FASB issued a Proposed Accounting Standards Update titled “Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income,” requiring reclassification of the impact of the newly enacted tax rates on the unrealized balances presented net of tax in accumulated other comprehensive income to retained income. We plan to early adopt the new guidance as of December 31, 2017, when finalized. The impact of the adoption will increase the adjusted net income return on equity calculation by 0.1 points. Average common shareholders' equity and average adjusted common shareholders' equity are determined using a two-point average, with the beginning and ending common shareholders' equity and adjusted common shareholders' equity, respectively, for the twelve-month period as data points. THE ALLSTATE CORPORATION RETURN ON COMMON SHAREHOLDERS' EQUITY ($ in millions) Twelve months ended Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period.

THE ALLSTATE CORPORATION
DEBT TO CAPITAL
($ in millions)

	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016
Debt								
Short-term debt	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Long-term debt	6,350	6,349	6,348	6,346	6,347	5,110	5,109	5,108
Total debt	$ 6,350	$ 6,349	$ 6,348	$ 6,346	$ 6,347	$ 5,110	$ 5,109	$ 5,108
Capital resources								
Debt	$ 6,350	$ 6,349	$ 6,348	$ 6,346	$ 6,347	$ 5,110	$ 5,109	$ 5,108
Shareholders' equity								
Preferred stock and additional capital paid-in	1,746	1,746	1,746	1,746	1,746	1,746	1,746	1,746
Common stock	9	9	9	9	9	9	9	9
Additional capital paid-in	3,313	3,330	3,269	3,285	3,303	3,237	3,203	3,237
Retained income	43,211	42,125	41,622	41,208	40,678	39,990	39,623	39,505
Deferred ESOP expense	(3)	(6)	(6)	(6)	(6)	(13)	(13)	(13)
Treasury stock	(25,982)	(25,413)	(25,241)	(24,887)	(24,741)	(24,537)	(24,310)	(23,994)
Unrealized net capital gains and losses	1,372	1,651	1,526	1,256	1,053	1,817	1,624	1,200
Unrealized foreign currency translation adjustments	(3)	(14)	(42)	(53)	(50)	(48)	(41)	(46)
Unrecognized pension and other postretirement benefit cost	(1,112)	(1,309)	(1,382)	(1,400)	(1,419)	(1,267)	(1,288)	(1,304)
Total shareholders' equity	22,551	22,119	21,501	21,158	20,573	20,934	20,553	20,340
Total capital resources	$ 28,901	$ 28,468	$ 27,849	$ 27,504	$ 26,920	$ 26,044	$ 25,662	$ 25,448
Ratio of debt to shareholders' equity	28.2 %	28.7 %	29.5 %	30.0 %	30.9 %	24.4 %	24.9 %	25.1 %
Ratio of debt to capital resources	22.0 %	22.3 %	22.8 %	23.1 %	23.6 %	19.6 %	19.9 %	20.1 %

10

THE ALLSTATE CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2017	Dec. 31, 2016
CASH FLOWS FROM OPERATING ACTIVITIES										
Net income	$ 1,249	$ 666	$ 579	$ 695	$ 840	$ 520	$ 271	$ 246	$ 3,189	$ 1,877
Adjustments to reconcile net income to net cash provided by operating activities:										
Depreciation, amortization and other non-cash items	125	120	119	119	97	97	97	91	483	382
Realized capital gains and losses	(127)	(103)	(81)	(134)	(2)	(33)	(24)	149	(445)	90
Gain on disposition of operations	(5)	(1)	(12)	(2)	(1)	(1)	(1)	(2)	(20)	(5)
Interest credited to contractholder funds	168	174	175	173	168	183	185	190	690	726
Goodwill impairment	125	-	-	-	-	-	-	-	125	-
Changes in:										
Policy benefits and other insurance reserves	(974)	1,048	45	183	(347)	401	118	459	302	631
Unearned premiums	(62)	491	282	(248)	(178)	478	267	(205)	463	362
Deferred policy acquisition costs	(38)	(111)	(79)	14	(6)	(87)	(65)	(7)	(214)	(165)
Premium installment receivables, net	136	(216)	(32)	(19)	194	(209)	(38)	11	(131)	(42)
Reinsurance recoverables, net	806	(1,023)	(5)	11	156	(300)	(80)	(40)	(211)	(264)
Income taxes	(364)	161	(326)	284	387	206	(150)	(26)	(245)	417
Other operating assets and liabilities	61	660	(174)	(219)	(57)	129	64	(152)	328	(16)
Net cash provided by operating activities	1,100	1,866	491	857	1,251	1,384	644	714	4,314	3,993
CASH FLOWS FROM INVESTING ACTIVITIES										
Proceeds from sales										
Fixed income securities	5,833	4,987	7,438	7,083	5,929	6,543	6,373	6,216	25,341	25,061
Equity securities	1,325	1,749	829	2,601	1,477	1,582	823	1,664	6,504	5,546
Limited partnership interests	358	286	271	210	247	271	183	180	1,125	881
Mortgage loans	-	-	-	-	-	-	(7)	7	-	-
Other investments	104	52	94	24	56	62	57	87	274	262
Investment collections										
Fixed income securities	1,156	975	1,034	1,029	1,103	1,292	1,189	949	4,194	4,533
Mortgage loans	123	172	82	223	98	253	71	79	600	501
Other investments	184	121	163	174	140	113	125	43	642	421
Investment purchases										
Fixed income securities	(7,210)	(6,721)	(8,414)	(8,800)	(5,708)	(9,335)	(7,546)	(5,401)	(31,145)	(27,990)
Equity securities	(1,289)	(1,823)	(1,090)	(2,383)	(1,837)	(1,441)	(939)	(1,733)	(6,585)	(5,950)
Limited partnership interests	(358)	(504)	(310)	(268)	(322)	(425)	(433)	(270)	(1,440)	(1,450)
Mortgage loans	(335)	(163)	(62)	(86)	(186)	(196)	(220)	(44)	(646)	(646)
Other investments	(299)	(168)	(313)	(219)	(211)	(225)	(196)	(253)	(999)	(885)
Change in short-term investments, net	353	115	570	1,572	(2,540)	763	688	(1,357)	2,610	(2,446)
Change in other investments, net	(2)	(135)	117	(10)	9	(21)	(20)	(19)	(30)	(51)
Purchases of property and equipment, net	(83)	(70)	(72)	(74)	(123)	(70)	(68)	(52)	(299)	(313)
Acquisition of operations	-	-	-	(1,356)	-	-	-	-	(1,356)	-
Net cash (used in) provided by investing activities	(140)	(1,127)	337	(280)	(1,868)	(834)	80	96	(1,210)	(2,526)
CASH FLOWS FROM FINANCING ACTIVITIES										
Proceeds from issuance of long-term debt	-	-	-	-	1,236	-	-	-	-	1,236
Repayments of long-term debt	-	-	-	-	(1)	-	-	(16)	-	(17)
Contractholder fund deposits	258	252	258	257	264	263	261	261	1,025	1,049
Contractholder fund withdrawals	(474)	(459)	(474)	(483)	(550)	(524)	(521)	(492)	(1,890)	(2,087)
Dividends paid on common stock	(134)	(134)	(135)	(122)	(122)	(124)	(125)	(115)	(525)	(486)
Dividends paid on preferred stock	(29)	(29)	(29)	(29)	(29)	(29)	(29)	(29)	(116)	(116)
Treasury stock purchases	(647)	(191)	(393)	(264)	(183)	(250)	(448)	(456)	(1,495)	(1,337)
Shares reissued under equity incentive plans, net	3	24	41	67	41	51	42	30	135	164
Excess tax benefits on share-based payment arrangements	-	-	-	-	7	5	8	12	-	32
Other	(10)	6	(56)	3	1	1	3	31	(57)	36
Net cash (used in) provided by financing activities	(1,033)	(531)	(788)	(571)	664	(607)	(809)	(774)	(2,923)	(1,526)
NET (DECREASE) INCREASE IN CASH	(73)	208	40	6	47	(57)	(85)	36	181	(59)
CASH AT BEGINNING OF PERIOD	690	482	442	436	389	446	531	495	436	495
CASH AT END OF PERIOD	$ 617	$ 690	$ 482	$ 442	$ 436	$ 389	$ 446	$ 531	$ 617	$ 436

11

THE ALLSTATE CORPORATION
ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS
($ in millions)

Change in Deferred Policy Acquisition Costs
For the three months ended December 31, 2017

	Beginning balance Sept. 30, 2017	Acquisition costs deferred	Amortization before adjustments [1][2]	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged [2]	Amortization (acceleration) deceleration for changes in assumptions [2]	Effect of unrealized capital gains and losses	Ending balance Dec. 31, 2017
Allstate Protection	$ 1,511	$ 1,090	$ (1,091)	$ -	$ -	$ -	$ 1,510
Service Businesses	921	112	(79)	-	-	-	954
Allstate Life							
Traditional life and accident and health	458	17	(10)	-	-	-	465
Interest-sensitive life	684	17	(18)	(2)	-	6	687
Subtotal	1,142	34	(28)	(2)	-	6	1,152
Allstate Benefits							
Traditional life and accident and health	399	35	(31)	-	-	-	403
Interest-sensitive life	139	6	(6)	-	-	-	139
Subtotal	538	41	(37)	-	-	-	542
Allstate Annuities							
Fixed annuity	35	-	(2)	-	-	-	33
Consolidated	$ 4,147	$ 1,277	$ (1,237)	$ (2)	$ -	$ 6	$ 4,191

Change in Deferred Policy Acquisition Costs
For the three months ended December 31, 2016

	Beginning balance Sept. 30, 2016	Acquisition costs deferred	Amortization before adjustments [1][2]	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged [2]	Amortization (acceleration) deceleration for changes in assumptions [2]	Effect of unrealized capital gains and losses	Ending balance Dec. 31, 2016
Allstate Protection	$ 1,453	$ 1,008	$ (1,029)	$ -	$ -	$ -	$ 1,432
Service Businesses	733	80	(57)	-	-	-	756
Allstate Life							
Traditional life and accident and health	432	16	(10)	-	-	-	438
Interest-sensitive life	707	18	(22)	(1)	-	60	762
Subtotal	1,139	34	(32)	(1)	-	60	1,200
Allstate Benefits							
Traditional life and accident and health	378	35	(31)	-	-	-	382
Interest-sensitive life	141	6	(5)	-	-	2	144
Subtotal	519	41	(36)	-	-	2	526
Allstate Annuities							
Fixed annuity	42	-	(2)	-	-	-	40
Consolidated	$ 3,886	$ 1,163	$ (1,156)	$ (1)	$ -	$ 62	$ 3,954

(1) Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and valuation changes on embedded derivatives not hedged and amortization acceleration/deceleration for changes in assumptions.
(2) Included as a component of amortization of DAC on the Consolidated Statements of Operations.

12

THE ALLSTATE CORPORATION
ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS
($ in millions)

	Change in Deferred Policy Acquisition Costs For the twelve months ended December 31, 2017							Reconciliation of Deferred Policy Acquisition Costs as of December 31, 2017		
	Beginning balance Dec. 31, 2016	Acquisition costs deferred	Amortization before adjustments [1][2]	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged [2]	Amortization (acceleration) deceleration for changes in assumptions [2]	Effect of unrealized capital gains and losses	Ending balance Dec. 31, 2017	DAC before impact of unrealized capital gains and losses	Impact of unrealized capital gains and losses	DAC after impact of unrealized capital gains and losses
Allstate Protection	$ 1,432	$ 4,283	$ (4,205)	$ -	$ -	$ -	$ 1,510	$ 1,510	$ -	$ 1,510
Service Businesses	756	494 [3]	(296)	-	-	-	954	954	-	954
Allstate Life										
Traditional life and accident and health	438	66	(39)	-	-	-	465	465	-	465
Interest-sensitive life	762	66	(95)	(14)	14	(46)	687	872	(185)	687
Subtotal	1,200	132	(134)	(14)	14	(46)	1,152	1,337	(185)	1,152
Allstate Benefits										
Traditional life and accident and health	382	138	(117)	-	-	-	403	403	-	403
Interest-sensitive life	144	20	(24)	-	(1)	-	139	140	(1)	139
Subtotal	526	158	(141)	-	(1)	-	542	543	(1)	542
Allstate Annuities										
Fixed annuity	40	-	(7)	-	-	-	33	33	-	33
Consolidated	$ 3,954	$ 5,067	$ (4,783)	$ (14)	$ 13	$ (46)	$ 4,191	$ 4,377	$ (186)	$ 4,191

	Change in Deferred Policy Acquisition Costs For the twelve months ended December 31, 2016							Reconciliation of Deferred Policy Acquisition Costs as of December 31, 2016		
	Beginning balance Dec. 31, 2015	Acquisition costs deferred	Amortization before adjustments [1][2]	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged [2]	Amortization (acceleration) deceleration for changes in assumptions [2]	Effect of unrealized capital gains and losses	Ending balance Dec. 31, 2016	DAC before impact of unrealized capital gains and losses	Impact of unrealized capital gains and losses	DAC after impact of unrealized capital gains and losses
Allstate Protection	$ 1,410	$ 4,075	$ (4,053)	$ -	$ -	$ -	$ 1,432	$ 1,432	$ -	$ 1,432
Service Businesses	619	351	(214)	-	-	-	756	756	-	756
Allstate Life										
Traditional life and accident and health	424	57	(43)	-	-	-	438	438	-	438
Interest-sensitive life	847	77	(88)	(6)	6	(74)	762	900	(138)	762
Subtotal	1,271	134	(131)	(6)	6	(74)	1,200	1,338	(138)	1,200
Allstate Benefits										
Traditional life and accident and health	368	133	(119)	-	-	-	382	382	-	382
Interest-sensitive life	146	24	(22)	-	(4)	-	144	145	(1)	144
Subtotal	514	157	(141)	-	(4)	-	526	527	(1)	526
Allstate Annuities										
Fixed annuity	47	-	(7)	-	-	-	40	40	-	40
Consolidated	$ 3,861	$ 4,717	$ (4,546)	$ (6)	$ 2	$ (74)	$ 3,954	$ 4,093	$ (139)	$ 3,954

(1) Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and valuation changes on embedded derivatives not hedged and amortization acceleration/deceleration for changes in assumptions.
(2) Included as a component of amortization of DAC on the Consolidated Statements of Operations.
(3) Includes $66 million recorded in connection with the SquareTrade acquisition on January 3, 2017.

13

THE ALLSTATE CORPORATION
HISTORICAL CONSOLIDATED OPERATING
AND FINANCIAL POSITION DATA
($ in millions except per share data)

	As of or for the Year Ended December 31,				
	2017	2016	2015	2014	2013
Consolidated statement of operations data:					
Insurance premiums and contract charges	$ 34,678	$ 33,582	$ 32,467	$ 31,086	$ 29,970
Net investment income	3,401	3,042	3,156	3,459	3,943
Realized capital gains and losses	445	(90)	30	694	594
Total revenues	$ 38,524	$ 36,534	$ 35,653	$ 35,239	$ 34,507
Net income applicable to common shareholders	$ 3,073	$ 1,761	$ 2,055	$ 2,746	$ 2,263
Realized capital gains and losses, after-tax	(298)	56	(19)	(451)	(385)
Valuation changes on embedded derivatives not hedged, after-tax	-	2	1	15	16
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax	10	4	3	3	5
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	-	-	(7)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(3)	(3)	(2)	(7)	7
Amortization of purchased intangible assets, after-tax	79	21	32	45	55
(Gain) loss on disposition of operations, after-tax	(13)	(3)	(2)	16	515
Loss on extinguishment of debt, after-tax	-	-	-	-	319
Postretirement benefits curtailment gain, after-tax	-	-	-	-	(118)
Change in accounting for investments in qualified affordable housing projects	-	-	45	-	-
Goodwill impairment	125	-	-	-	-
Tax Legislation benefit	(506)	-	-	-	-
Adjusted net income *	$ 2,467	$ 1,838	$ 2,113	$ 2,367	$ 2,670
Income per common share - Diluted					
Net income applicable to common shareholders	$ 8.36	$ 4.67	$ 5.05	$ 6.27	$ 4.81
Realized capital gains and losses, after-tax	(0.81)	0.15	(0.05)	(1.03)	(0.82)
Valuation changes on embedded derivatives not hedged, after-tax	-	-	-	0.03	0.03
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax	0.03	0.01	-	0.01	0.01
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	-	-	(0.01)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(0.01)	(0.01)	-	(0.02)	0.01
Amortization of purchased intangible assets, after-tax	0.22	0.06	0.08	0.10	0.12
(Gain) loss on disposition of operations, after-tax	(0.04)	(0.01)	-	0.04	1.10
Loss on extinguishment of debt, after-tax	-	-	-	-	0.68
Postretirement benefits curtailment gain, after-tax	-	-	-	-	(0.25)
Change in accounting for investments in qualified affordable housing projects	-	-	0.11	-	-
Goodwill impairment	0.34				
Tax Legislation benefit	(1.38)				
Adjusted net income *	$ 6.71	$ 4.87	$ 5.19	$ 5.40	$ 5.68
Net income applicable to common shareholders per share - Basic	$ 8.49	$ 4.72	$ 5.12	$ 6.37	$ 4.87
Consolidated statement of financial position data:					
Investments	$ 82,803	$ 81,799	$ 77,758	$ 81,113	$ 81,155
Total assets	112,422	108,610	104,656	108,479	123,460
Reserves for claims and claims expense, life-contingent contract benefits and contractholder funds	58,308	57,749	57,411	57,832	58,547
Debt	6,350	6,347	5,124	5,140	6,141
Shareholders' equity	22,551	20,573	20,025	22,304	21,480
Book value per share	57.58	50.77	47.34	48.24	45.31
Operating ratio:					
Annual statutory premiums written to surplus ratio (U.S. property-liability operations)	1.7x	1.9x	1.9x	1.8x	1.6x
Other operating data:					
Total employees [(1)]	42,900	43,500	41,600	40,200	39,400
Total Allstate agencies [(1)(2)]	12,400	12,200	12,300	11,900	11,600

(1) Rounded to the nearest hundred.
(2) Total Allstate agencies represents exclusive Allstate agencies and financial representatives in the United States and employee producers in Canada.

14

15 Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Policies in Force statistics (in thousands) 2017 2017 2017 2017 2016 2016 2016 2016 Allstate Protection (1) Allstate brand Auto 19,580 19,513 19,548 19,565 19,742 19,852 20,061 20,145 Homeowners 6,088 6,071 6,075 6,090 6,120 6,131 6,158 6,176 Landlord 694 697 703 710 716 720 726 732 Renter 1,588 1,578 1,564 1,563 1,568 1,557 1,554 1,556 Condominium 663 662 662 663 666 665 667 667 Other 1,278 1,275 1,270 1,264 1,264 1,260 1,256 1,253 Other personal lines 4,223 4,212 4,199 4,200 4,214 4,202 4,203 4,208 Commercial lines 245 251 262 272 285 296 308 318 Total 30,136 30,047 30,084 30,127 30,361 30,481 30,730 30,847 Esurance brand Auto 1,352 1,369 1,388 1,400 1,391 1,395 1,409 1,428 Homeowners 79 76 69 63 58 52 44 37 Other personal lines 44 45 47 48 47 47 47 46 Total 1,475 1,490 1,504 1,511 1,496 1,494 1,500 1,511 Encompass brand Auto 530 548 571 595 622 649 676 701 Homeowners 254 262 273 284 295 305 318 329 Other personal lines 85 88 91 94 98 101 105 108 Total 869 898 935 973 1,015 1,055 1,099 1,138 Allstate Protection Policies in Forces 32,480 32,435 32,523 32,611 32,872 33,030 33,329 33,496 Service Businesses (1) SquareTrade (2) 38,719 34,078 31,258 29,907 - - - - Allstate Roadside Services 699 708 724 743 768 797 824 856 Allstate Dealer Services 4,088 4,130 4,139 4,150 4,142 4,125 4,059 3,987 Total 43,506 38,916 36,121 34,800 4,910 4,922 4,883 4,843 Allstate Life (1) 2,026 2,019 2,020 2,017 2,023 2,019 2,022 2,021 Allstate Benefits (1) 4,033 4,035 4,064 3,992 3,755 3,733 3,752 3,726 Allstate Annuities (1) 231 236 240 246 251 256 261 267 Total Policies in Force 82,276 77,641 74,968 73,666 43,811 43,960 44,247 44,353 Agency Data (3) Total Allstate agencies (4) 12,400 12,200 12,200 12,200 12,200 12,200 12,200 12,100 Licensed sales professionals (5) 24,800 23,900 24,000 23,600 23,800 23,600 23,800 24,000 Allstate independent agencies (6) 2,400 2,400 2,300 2,200 2,200 2,200 2,000 2,100 (1) (2) • • (3) • (4) • (5) (6) • • • A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy. Non-proprietary products offered by Ivantage (insurance agency) and Answer Financial (independent insurance agency) are Allstate Roadside Services reflects memberships in force and do not include their wholesale partners as the customer Allstate Dealer Services reflects service contracts and other products sold in conjunction with auto lending and vehicle sales transactions and do not include their third party administrators (“TPAs”) as the customer relationship is managed by the TPAs. SquareTrade represents active consumer product protection plans. Allstate Life insurance policies and Allstate Annuities in force reflect the number of contracts in force excluding sold blocks of business that remain on the balance sheet due to the dispositions of the business being effected through reinsurance arrangements. THE ALLSTATE CORPORATION POLICIES IN FORCE AND OTHER STATISTICS Allstate Benefits reflects certificate counts as opposed to group counts. not included. SquareTrade had PIF of 28.5 million, 25.8 million, 24.4 million and 23.0 million at December 31, 2016, September 30, 2016, June 30, 2016, and March 31, 2016, respectively. These numbers are prior to the acquisition of SquareTrade on January 3, 2017, so they are not reflected in the periods above. relationship is managed by the wholesale partner. Includes 703 and 488 engaged Allstate independent agencies (“AIAs”) as of December 31, 2017 and December 31, 2016, respectively. Engaged AIAs, as currently determined, include those that achieve a minimum number of new policies written. Rounded to the nearest hundred. Employees of Allstate agencies who are licensed to sell Allstate products. Total Allstate agencies represents exclusive Allstate agencies and financial representatives in the United States and employee producers in Canada. Policy counts are based on items rather than customers.

16 Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2017 2017 2017 2017 2016 2016 2016 2016 2017 2016 Allstate Protection Allstate brand (1) Auto $ 4,956 $ 5,096 $ 4,925 $ 4,882 $ 4,756 $ 4,940 $ 4,767 $ 4,746 $ 19,859 $ 19,209 Homeowners 1,694 1,921 1,847 1,403 1,638 1,869 1,831 1,392 6,865 6,730 Landlord 132 138 130 120 133 141 133 122 520 529 Renter 68 86 75 67 68 84 75 67 296 294 Condominium 65 71 68 55 63 70 67 53 259 253 Other 145 159 168 126 129 152 153 111 598 545 Other personal lines 410 454 441 368 393 447 428 353 1,673 1,621 Commercial lines 125 116 124 123 115 123 135 126 488 499 Total 7,185 7,587 7,337 6,776 6,902 7,379 7,161 6,617 28,885 28,059 Esurance brand Auto 389 427 386 439 382 428 376 439 1,641 1,625 Homeowners 19 24 20 16 15 16 14 11 79 56 Other personal lines 2 2 2 2 2 2 2 2 8 8 Total 410 453 408 457 399 446 392 452 1,728 1,689 Encompass brand Auto 128 141 148 125 138 153 162 138 542 591 Homeowners 95 108 112 91 103 121 126 104 406 454 Other personal lines 20 22 25 20 22 25 27 21 87 95 Total 243 271 285 236 263 299 315 263 1,035 1,140 Total Allstate Protection Auto 5,473 5,664 5,459 5,446 5,276 5,521 5,305 5,323 $ 22,042 $ 21,425 Homeowners 1,808 2,053 1,979 1,510 1,756 2,006 1,971 1,507 7,350 7,240 Other personal lines 432 478 468 390 417 474 457 376 1,768 1,724 Commercial lines 125 116 124 123 115 123 135 126 488 499 Total 7,838 8,311 8,030 7,469 7,564 8,124 7,868 7,332 31,648 30,888 Discontinued Lines and Coverages (2) - - - - 1 2 - - - 3 Total Property-Liability $ 7,838 $ 8,311 $ 8,030 $ 7,469 $ 7,565 $ 8,126 $ 7,868 $ 7,332 $ 31,648 $ 30,891 Service Businesses (3) SquareTrade $ 156 $ 104 $ 85 $ 81 $ - $ - $ - $ - $ 426 $ - Allstate Roadside Services 60 68 66 69 67 79 77 77 263 300 Allstate Dealer Services 93 100 108 104 91 106 106 106 405 409 Total $ 309 $ 272 $ 259 $ 254 $ 158 $ 185 $ 183 $ 183 $ 1,094 $ 709 Total premiums written $ 8,147 $ 8,583 $ 8,289 $ 7,723 $ 7,723 $ 8,311 $ 8,051 $ 7,515 $ 32,742 $ 31,600 Non-Proprietary Premiums Ivantage (4) $ 1,643 $ 1,609 $ 1,584 $ 1,566 $ 1,544 $ 1,531 $ 1,528 $ 1,504 $ 1,643 $ 1,544 Answer Financial (5) 137 153 148 153 140 158 150 151 591 599 (1) Canada premiums included in Allstate brand Auto $ 196 $ 236 $ 228 $ 171 $ 182 $ 220 $ 234 $ 164 $ 831 $ 800 Homeowners 59 69 65 44 52 64 64 41 237 221 Other personal lines 15 19 16 12 13 16 16 10 62 55 Total $ 270 $ 324 $ 309 $ 227 $ 247 $ 300 $ 314 $ 215 $ 1,130 $ 1,076 (2) (3) (4) (5) Primarily represents retrospective reinsurance premium recognized when billed. THE ALLSTATE CORPORATION PREMIUMS WRITTEN FOR ALLSTATE PROTECTION AND SERVICE BUSINESSES ($ in millions) Three months ended Twelve months ended There are no premiums written for Arity, which is part of the Service Businesses segment. Represents non-proprietary premiums under management as of the end of the period related to personal and commercial line products offered by Ivantage when an Allstate product is not available. Fees for the three and twelve months ended December 31, 2017 were $40.4 million and $166.6 million, respectively. Represents non-proprietary premiums written for the period. Commissions earned for the three and twelve months ended December 31, 2017 were $17.3 million and $71.1 million, respectively.

THE ALLSTATE CORPORATION
CATASTROPHE LOSSES
($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2017	Dec. 31, 2016
Allstate Protection										
Allstate brand										
Auto	$ 33	$ 366	$ 208	$ 65	$ 59	$ 150	$ 195	$ 137	$ 672	$ 541
Homeowners	480	383	650	575	183	259	644	574	2,088	1,660
Other personal lines	20	65	57	59	39	24	62	63	201	188
Commercial lines	2	13	2	7	7	7	12	9	24	35
Total	535	827	917	706	288	440	913	783	2,985	2,424
Esurance brand										
Auto	-	15	15	4	4	9	9	2	34	24
Homeowners	1	2	9	4	1	5	5	1	16	12
Other personal lines	-	-	-	-	-	-	-	-	-	-
Total	1	17	24	8	5	14	14	3	50	36
Encompass brand										
Auto	-	1	7	4	-	5	3	2	12	10
Homeowners	59	11	42	61	9	21	29	38	173	97
Other personal lines	3	-	3	2	-	1	2	1	8	4
Total	62	12	52	67	9	27	34	41	193	111
Total Allstate Protection										
Auto	33	382	230	73	63	164	207	141	718	575
Homeowners	540	396	701	640	193	285	678	613	2,277	1,769
Other personal lines	23	65	60	61	39	25	64	64	209	192
Commercial lines	2	13	2	7	7	7	12	9	24	35
Total	598	856	993	781	302	481	961	827	3,228	2,571
Discontinued Lines and Coverages	-	-	-	-	-	-	-	-	-	-
Total Property-Liability	$ 598	$ 856	$ 993	$ 781	$ 302	$ 481	$ 961	$ 827	$ 3,228	$ 2,571
Service Businesses [(1)]	$ 1	$ 5	$ -	$ -	$ 1	$ -	$ -	$ -	$ 6	$ 1
Total catastrophe losses	$ 599	$ 861	$ 993	$ 781	$ 303	$ 481	$ 961	$ 827	$ 3,234	$ 2,572

(1) Catastrophe losses relate to Allstate Dealer Services.

17

THE ALLSTATE CORPORATION
PRIOR YEAR RESERVE REESTIMATES
($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2017	Dec. 31, 2016
Prior Year Reserve Reestimates [1]										
Allstate Protection										
Auto	$ (154)	$ (189)	$ (61)	$ (86)	$ (114)	$ (10)	$ (36)	$ 5	$ (490)	$ (155)
Homeowners	(45)	(42)	(20)	(24)	(32)	(4)	19	(7)	(131)	(24)
Other personal lines	1	-	(9)	9	(1)	(2)	(11)	5	1	(9)
Commercial lines	12	7	(2)	2	6	13	23	20	19	62
Total	(186)	(224)	(92)	(99)	(141)	(3)	(5)	23	(601)	(126)
Discontinued Lines and Coverages	3	88	3	2	3	99	2	1	96	105
Total Property-Liability	$ (183)	$ (136)	$ (89)	$ (97)	$ (138)	$ 96	$ (3)	$ 24	$ (505)	$ (21)
Service Businesses	$ 1	$ 1	$ -	$ -	$ 1	$ 3	$ -	$ -	$ 2	$ 4
Total prior year reserve reestimates	$ (182)	$ (135)	$ (89)	$ (97)	$ (137)	$ 99	$ (3)	$ 24	$ (503)	$ (17)
Allstate Protection by Brand										
Allstate brand	$ (176)	$ (221)	$ (83)	$ (105)	$ (121)	$ -	$ (2)	$ 13	$ (585)	$ (110)
Esurance brand	-	(1)	(1)	-	(9)	(4)	(4)	(4)	(2)	(21)
Encompass brand	(10)	(2)	(8)	6	(11)	1	1	14	(14)	5
Total	$ (186)	$ (224)	$ (92)	$ (99)	$ (141)	$ (3)	$ (5)	$ 23	$ (601)	$ (126)
Catastrophe Losses included in Prior Year Reserve Reestimates										
Allstate Protection										
Allstate brand	$ (7)	$ (7)	$ (4)	$ 2	$ (7)	$ 2	$ 15	$ (4)	$ (16)	$ 6
Esurance brand	-	-	(1)	-	-	-	-	-	(1)	-
Encompass brand	(1)	-	(2)	2	-	1	(2)	1	(1)	-
Total	$ (8)	$ (7)	$ (7)	$ 4	$ (7)	$ 3	$ 13	$ (3)	$ (18)	$ 6
Effect of Prior Year Reserve Reestimates on Combined Ratio [1][2]										
Allstate Protection										
Auto	(1.9)	(2.4)	(0.8)	(1.0)	(1.4)	(0.1)	(0.5)	-	(1.5)	(0.5)
Homeowners	(0.5)	(0.5)	(0.3)	(0.3)	(0.4)	(0.1)	0.3	(0.1)	(0.4)	(0.1)
Other personal lines	-	-	(0.1)	0.1	-	-	(0.1)	-	-	-
Commercial lines	0.1	0.1	-	-	0.1	0.2	0.3	0.3	-	0.2
Total	(2.3)	(2.8)	(1.2)	(1.2)	(1.7)	-	-	0.2	(1.9)	(0.4)
Discontinued Lines and Coverages	0.1	1.1	0.1	-	-	1.3	-	0.1	0.3	0.3
Total Property-Liability	(2.2)	(1.7)	(1.1)	(1.2)	(1.7)	1.3	-	0.3	(1.6)	(0.1)
Service Businesses	-	-	-	-	-	-	-	-	-	-
Total prior year reserve reestimates	(2.2)	(1.7)	(1.1)	(1.2)	(1.7)	1.3	-	0.3	(1.6)	(0.1)
Allstate Protection by brand										
Allstate brand	(2.2)	(2.8)	(1.1)	(1.3)	(1.5)	-	-	0.1	(1.8)	(0.3)
Esurance brand	-	-	-	-	(0.1)	-	-	(0.1)	-	(0.1)
Encompass brand	(0.1)	-	(0.1)	0.1	(0.1)	-	-	0.2	(0.1)	-
Total	(2.3)	(2.8)	(1.2)	(1.2)	(1.7)	-	-	0.2	(1.9)	(0.4)

[1] Favorable reserve reestimates are shown in parentheses.
[2] Calculated using the total premiums earned for Allstate Protection, Discontinued Lines and Coverages and Service Businesses for the respective period.

18

19 2017 2016 2015 Prior Year Reserve Reestimates (1) Allstate brand $ (585) $ (110) $ 36 Esurance brand (2) (21) (17) Encompass brand (14) 5 7 Allstate Protection (601) (126) 26 Discontinued Lines and Coverages 96 105 53 Total Property-Liability $ (505) $ (21) $ 79 Service Businesses $ 2 $ 4 $ 2 Total prior year reserve reestimates $ (503) $ (17) $ 81 Effect of Prior Year Reserve Reestimates on Combined Ratio (1)(2) Allstate brand (1.8) (0.3) 0.1 Esurance brand - (0.1) - Encompass brand (0.1) - - Allstate Protection (1.9) (0.4) 0.1 Discontinued Lines and Coverages 0.3 0.3 0.2 Total Property-Liability (1.6) (0.1) 0.3 Service Businesses - - - Total prior year reserve reestimates (1.6) (0.1) 0.3 (1) (2) Favorable reserve reestimates are shown in parentheses. Calculated using the total premiums earned for Allstate Protection, Discontinued Lines and Coverages and Service Businesses for the respective period. THE ALLSTATE CORPORATION HISTORICAL PRIOR YEAR RESERVE REESTIMATES ($ in millions) Twelve months ended December 31,

THE ALLSTATE CORPORATION
HISTORICAL LOSS RESERVES
($ in millions)

	As of and for the twelve months ended December 31,				
(net of reinsurance)	2017	2016	2015	2014	2013
Net reserve for claims and claims expense, beginning of year	$ 19,066	$ 17,977	$ 17,229	$ 17,193	$ 17,278
Acquisitions	17	-	-	-	-
Claims and claims expense					
Provision attributable to the current year	22,432	22,238	20,953	19,512	18,032
Change in provision attributable to prior years [(1)]	(503)	(17)	81	(84)	(121)
Total claims and claims expense	21,929	22,221	21,034	19,428	17,911
Payments					
Claims and claims expense attributable to current year	(14,194)	(14,222)	(13,660)	(12,924)	(11,658)
Claims and claims expense attributable to prior years	(6,964)	(6,910)	(6,626)	(6,468)	(6,338)
Total payments	(21,158)	(21,132)	(20,286)	(19,392)	(17,996)
Net reserve for claims and claims expense, end of year [(2)]	$ 19,854	$ 19,066	$ 17,977	$ 17,229	$ 17,193
Percent change in loss reserves	4.1 %	6.1 %	4.3 %	0.2 %	(0.5) %

(1) Reserve reestimates due to:

	2017	2016	2015	2014	2013
Asbestos and environmental claims	$ 71	$ 90	$ 40	$ 102	$ 104
All other property and casualty claims	(574)	(107)	41	(186)	(225)
Change in pre-tax reserve	$ (503)	$ (17)	$ 81	$ (84)	$ (121)

(2) Net reserves for claims and claims expense are net of expected reinsurance recoveries of $6.47 billion, $6.18 billion, $5.89 billion, $5.69 billion and $4.66 billion at December 31, 2017, 2016, 2015, 2014, and 2013, respectively.

20

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY RESULTS
($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2017	Dec. 31, 2016
Premiums written	$ 7,838	$ 8,311	$ 8,030	$ 7,469	$ 7,565	$ 8,126	$ 7,868	$ 7,332	$ 31,648	$ 30,891
Decrease (increase) in unearned premiums	139	(456)	(239)	298	214	(416)	(204)	225	(258)	(181)
Other	(6)	41	16	(8)	(23)	9	8	23	43	17
Premiums earned	7,971	7,896	7,807	7,759	7,756	7,719	7,672	7,580	31,433	30,727
Claims and claims expense	(5,190)	(5,441)	(5,607)	(5,328)	(5,024)	(5,484)	(5,837)	(5,623)	(21,566)	(21,968)
Amortization of deferred policy acquisition costs	(1,091)	(1,060)	(1,032)	(1,022)	(1,029)	(1,013)	(1,005)	(1,006)	(4,205)	(4,053)
Operating costs and expenses	(957)	(899)	(852)	(851)	(893)	(858)	(883)	(823)	(3,559)	(3,457)
Restructuring and related charges	(18)	(12)	(51)	(10)	(9)	(5)	(10)	(5)	(91)	(29)
Underwriting income (loss)	715	484	265	548	801	359	(63)	123	2,012	1,220
Net investment income	415	368	387	308	334	307	313	299	1,478	1,253
Income tax expense on operations	(373)	(271)	(207)	(268)	(385)	(218)	(70)	(139)	(1,119)	(812)
Realized capital gains and losses, after-tax	73	54	56	89	10	36	18	(64)	272	-
Gain on disposition of operations, after-tax	2	1	6	-	-	-	-	-	9	-
Tax Legislation expense	(65)	-	-	-	-	-	-	-	(65)	-
Net income applicable to common shareholders	$ 767	$ 636	$ 507	$ 677	$ 760	$ 484	$ 198	$ 219	$ 2,587	$ 1,661
Catastrophe losses	$ 598	$ 856	$ 993	$ 781	$ 302	$ 481	$ 961	$ 827	$ 3,228	$ 2,571
Amortization of purchased intangible assets	$ 2	$ 2	$ 1	$ 2	$ 5	$ 9	$ 9	$ 9	$ 7	$ 32
Operating ratios										
Claims and claims expense ("loss") ratio	65.1	68.9	71.8	68.6	64.8	71.0	76.1	74.2	68.6	71.5
Expense ratio	25.9	25.0	24.8	24.3	24.9	24.3	24.7	24.2	25.0	24.5
Combined ratio	91.0	93.9	96.6	92.9	89.7	95.3	100.8	98.4	93.6	96.0
Loss ratio	65.1	68.9	71.8	68.6	64.8	71.0	76.1	74.2	68.6	71.5
Less: effect of catastrophe losses	7.5	10.9	12.7	10.1	3.9	6.2	12.5	10.9	10.3	8.4
effect of prior year non-catastrophe reserve reestimates	(2.2)	(1.6)	(1.0)	(1.3)	(1.7)	1.2	(0.2)	0.4	(1.6)	(0.1)
Underlying loss ratio *	59.8	59.6	60.1	59.8	62.6	63.6	63.8	62.9	59.9	63.2
Expense ratio	25.9	25.0	24.8	24.3	24.9	24.3	24.7	24.2	25.0	24.5
Less: effect of amortization of purchased intangible assets	-	-	-	-	0.1	0.1	0.1	0.1	-	0.1
Expense ratio, excluding the effect of amortization of purchased intangible assets	25.9	25.0	24.8	24.3	24.8	24.2	24.6	24.1	25.0	24.4
Reconciliation of combined ratio to underlying combined ratio										
Combined ratio	91.0	93.9	96.6	92.9	89.7	95.3	100.8	98.4	93.6	96.0
Effect of catastrophe losses	(7.5)	(10.9)	(12.7)	(10.1)	(3.9)	(6.2)	(12.5)	(10.9)	(10.3)	(8.4)
Effect of prior year non-catastrophe reserve reestimates	2.2	1.6	1.0	1.3	1.7	(1.2)	0.2	(0.4)	1.6	0.1
Effect of amortization of purchased intangible assets	-	-	-	-	(0.1)	(0.1)	(0.1)	(0.1)	-	(0.1)
Underlying combined ratio *	85.7	84.6	84.9	84.1	87.4	87.8	88.4	87.0	84.9	87.6
Effect of restructuring and related charges on combined ratio	0.2	0.2	0.7	0.1	0.1	0.1	0.1	0.1	0.3	0.1
Effect of Discontinued Lines and Coverages on combined ratio	-	1.1	0.1	-	0.1	1.3	-	-	0.3	0.3

21

22 2017 2016 2015 Premiums written $ 31,648 $ 30,891 $ 30,115 Increase in unearned premium (258) (181) (253) Other 43 17 (114) Premiums earned 31,433 30,727 29,748 Claims and claims expense (21,566) (21,968) (20,771) Amortization of deferred policy acquisition costs (4,205) (4,053) (3,933) Operating costs and expenses (3,559) (3,457) (3,439) Restructuring and related charges (91) (29) (39) Underwriting income 2,012 1,220 1,566 Net investment income 1,478 1,253 1,226 Income tax expense on operations (1,119) (812) (922) Realized capital gains and losses, after-tax 272 - (154) Gain on disposition of operations, after-tax 9 - - Change in accounting for investments in qualified affordable housing projects - - (28) Tax Legislation expense (65) - - Net income applicable to common shareholders $ 2,587 $ 1,661 $ 1,688 Catastrophe losses $ 3,228 $ 2,571 $ 1,719 Amortization of purchased intangible assets $ 7 $ 32 $ 50 Operating ratios Loss ratio 68.6 71.5 69.8 Expense ratio 25.0 24.5 24.9 Combined ratio 93.6 96.0 94.7 Loss ratio 68.6 71.5 69.8 Less: effect of catastrophe losses 10.3 8.4 5.8 effect of prior year non-catastrophe reserve reestimates (1.6) (0.1) 0.3 Underlying loss ratio * 59.9 63.2 63.7 Expense ratio 25.0 24.5 24.9 Less: effect of amortization of purchased intangible assets - 0.1 0.1 Expense ratio, excluding the effect of amortization of purchased intangible assets 25.0 24.4 24.8 Reconciliation of combined ratio to underlying combined ratio Combined ratio 93.6 96.0 94.7 Effect of catastrophe losses (10.3) (8.4) (5.8) Effect of prior year non-catastrophe reserve reestimates 1.6 0.1 (0.3) Effect of amortization of purchased intangible assets - (0.1) (0.1) Underlying combined ratio * 84.9 87.6 88.5 Effect of restructuring and related charges on combined ratio 0.3 0.1 0.1 Effect of Discontinued Lines and Coverages on the combined ratio 0.3 0.3 0.2 THE ALLSTATE CORPORATION HISTORICAL PROPERTY-LIABILITY RESULTS ($ in millions) Twelve months ended December 31,

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY UNDERWRITING RESULTS BY AREA OF BUSINESS
($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2017	Dec. 31, 2016
Property-Liability Underwriting Summary										
Allstate Protection	$ 719	$ 572	$ 270	$ 550	$ 804	$ 459	$ (61)	$ 125	$ 2,111	$ 1,327
Discontinued Lines and Coverages	(4)	(88)	(5)	(2)	(3)	(100)	(2)	(2)	(99)	(107)
Underwriting income (loss)	$ 715	$ 484	$ 265	$ 548	$ 801	$ 359	$ (63)	$ 123	$ 2,012	$ 1,220
Allstate Protection Underwriting Summary										
Premiums written	$ 7,838	$ 8,311	$ 8,030	$ 7,469	$ 7,564	$ 8,124	$ 7,868	$ 7,332	$ 31,648	$ 30,888
Premiums earned	$ 7,971	$ 7,896	$ 7,807	$ 7,759	$ 7,756	$ 7,719	$ 7,672	$ 7,580	$ 31,433	$ 30,727
Claims and claims expense	(5,187)	(5,353)	(5,604)	(5,326)	(5,021)	(5,385)	(5,835)	(5,622)	(21,470)	(21,863)
Amortization of deferred policy acquisition costs	(1,091)	(1,060)	(1,032)	(1,022)	(1,029)	(1,013)	(1,005)	(1,006)	(4,205)	(4,053)
Operating costs and expenses	(956)	(899)	(850)	(851)	(893)	(857)	(883)	(822)	(3,556)	(3,455)
Restructuring and related charges	(18)	(12)	(51)	(10)	(9)	(5)	(10)	(5)	(91)	(29)
Underwriting income (loss)	$ 719	$ 572	$ 270	$ 550	$ 804	$ 459	$ (61)	$ 125	$ 2,111	$ 1,327
Catastrophe losses	$ 598	$ 856	$ 993	$ 781	$ 302	$ 481	$ 961	$ 827	$ 3,228	$ 2,571
Operating ratios										
Loss ratio	65.1	67.8	71.8	68.6	64.7	69.7	76.1	74.2	68.3	71.2
Expense ratio	25.9	25.0	24.7	24.3	24.9	24.3	24.7	24.2	25.0	24.5
Combined ratio	91.0	92.8	96.5	92.9	89.6	94.0	100.8	98.4	93.3	95.7
Effect of catastrophe losses on combined ratio	7.5	10.9	12.7	10.1	3.9	6.2	12.5	10.9	10.3	8.4
Effect of restructuring and related charges on combined ratio	0.2	0.2	0.7	0.1	0.1	0.1	0.1	0.1	0.3	0.1
Effect of amortization of purchased intangible assets on combined ratio	-	-	-	-	0.1	0.1	0.1	0.1	-	0.1
Discontinued Lines and Coverages Underwriting Summary										
Premiums written	$ -	$ -	$ -	$ -	$ 1	$ 2	$ -	$ -	$ -	$ 3
Premiums earned	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Claims and claims expense	(3)	(88)	(3)	(2)	(3)	(99)	(2)	(1)	(96)	(105)
Operating costs and expenses	(1)	-	(2)	-	-	(1)	-	(1)	(3)	(2)
Underwriting loss	$ (4)	$ (88)	$ (5)	$ (2)	$ (3)	$ (100)	$ (2)	$ (2)	$ (99)	$ (107)
Effect of Discontinued Lines and Coverages on the Property-Liability combined ratio	-	1.1	-	-	0.1	1.3	-	-	0.3	0.3
Allstate Protection Underwriting Income (Loss) by Brand										
Allstate brand	$ 737	$ 562	$ 308	$ 594	$ 798	$ 497	$ (7)	$ 169	$ 2,201	$ 1,457
Esurance brand	(1)	(19)	(26)	(10)	(21)	(41)	(37)	(25)	(56)	(124)
Encompass brand	(17)	29	(12)	(33)	29	5	(15)	(18)	(33)	1
Answer Financial	-	-	-	(1)	(2)	(2)	(2)	(1)	(1)	(7)
Underwriting income (loss)	$ 719	$ 572	$ 270	$ 550	$ 804	$ 459	$ (61)	$ 125	$ 2,111	$ 1,327

23

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY CATASTROPHE EXPERIENCE

CATASTROPHE BY SIZE OF EVENT
($ in millions)

Three months ended December 31, 2017

Size of catastrophe	Number of events			Claims and claims expense		Combined ratio impact		Average catastrophe loss per event
Greater than $250 million	1	5.0 %	$	347	58.0 %	4.4	$	347
$101 million to $250 million	-	-		-	-	-		-
$50 million to $100 million	2	10.0		158	26.4	2.0		79
Less than $50 million	17	85.0		98	16.4	1.2		6
Total	20	100.0 %		603	100.8	7.6		30
Prior year reserve reestimates				(8)	(1.3)	(0.1)		
Prior quarter reserve reestimates				3	0.5	-		
Total catastrophe losses			$	598	100.0 %	7.5		

Twelve months ended December 31, 2017

Size of catastrophe	Number of events			Claims and claims expense		Combined ratio impact		Average catastrophe loss per event
Greater than $250 million	2	1.8 %	$	806	25.0 %	2.6	$	403
$101 million to $250 million	4	3.6		719	22.3	2.3		180
$50 million to $100 million	8	7.2		574	17.8	1.8		72
Less than $50 million	97	87.4		1,147	35.5	3.7		12
Total	111	100.0 %		3,246	100.6	10.4		29
Prior year reserve reestimates				(18)	(0.6)	(0.1)		
Total catastrophe losses			$	3,228	100.0 %	10.3		

EFFECT OF CATASTROPHE LOSSES ON THE COMBINED RATIO [1]

	Effect of all catastrophe losses on the combined ratio						Premiums earned year-to-date		Total catastrophe losses by year	Excludes the effect of catastrophe losses relating to earthquakes and hurricanes	
	Quarter 1	Quarter 2	Quarter 3	Quarter 4	Year					Total catastrophe losses by year	Effect on the property and casualty combined ratio
2008	8.4	10.3	26.8	3.9	12.4	$	26,967	$	3,342	$ 1,876	7.0
2009	7.8	12.5	6.2	5.0	7.9		26,194		2,069	2,159	8.2
2010	10.0	9.8	5.9	8.3	8.5		25,957		2,207	2,272	8.8
2011	5.2	36.2	16.7	1.0	14.7		25,942		3,815	3,298	12.7
2012	3.9	12.3	3.1	15.7	8.8		26,737		2,345	1,324	5.0
2013	5.3	9.4	1.8	1.7	4.5		27,618		1,251	1,352	4.9
2014	6.3	13.0	7.1	1.3	6.9		28,929		1,993	2,000	6.9
2015	4.0	10.6	3.5	4.7	5.7		30,309		1,719	1,749	5.8
2016	10.9	12.5	6.2	3.9	8.4		30,727		2,571	2,419	7.9
2017	10.1	12.7	10.9	7.5	10.3		31,433		3,228	2,611	8.3
Average	7.2	13.9	8.8	5.3	8.7						7.5

(1) Catastrophe losses and the effect on the combined ratio were updated for 2017 and 2016 to remove Service Businesses from the calculation. The periods 2015 through 2008 include historical Property-Liability results, which include Allstate Protection, Discontinued Lines and Coverages and Service Businesses. The effect on the combined ratio is calculated using the total premiums earned.

24

25 Number of Location Number of Location Number of Location locations (7) Total brand (%) (8) specific (%) (9) locations Total brand (%) specific (%) locations Total brand (%) specific (%) Allstate brand Auto (2)(3)(4) 25 1.2 (10) 5.4 (10) 17 0.4 3.0 23 0.7 3.2 Homeowners (5)(6) 11 0.2 1.5 8 0.5 5.3 3 0.1 2.0 Esurance brand Auto 7 0.6 5.0 16 2.0 5.6 12 1.7 5.6 Homeowners 4 5.1 14.3 - - - - - - Encompass brand Auto 8 1.7 5.7 8 0.8 4.5 11 2.3 7.5 Homeowners 7 0.9 4.5 6 0.9 6.0 9 2.8 8.9 Number of Location Number of Location Number of Location locations Total brand (%) specific (%) locations Total brand (%) specific (%) locations Total brand (%) specific (%) Allstate brand Auto (2)(3)(4) 18 1.7 (10) 5.3 (10) 23 1.3 5.6 25 1.0 7.1 Homeowners (5)(6) 14 1.0 4.2 12 0.5 4.7 10 0.2 4.6 Esurance brand Auto 7 0.7 5.3 13 2.2 6.2 9 0.4 2.3 Homeowners - - - 1 (0.5) (10.0) N/A N/A N/A Encompass brand Auto 5 1.4 7.2 8 3.2 9.9 9 1.6 8.8 Homeowners 3 0.2 3.4 6 0.6 3.3 5 1.4 9.2 (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) THE ALLSTATE CORPORATION ALLSTATE PROTECTION IMPACT OF NET RATE CHANGES APPROVED ON PREMIUMS WRITTEN Three months ended Three months ended Three months ended Allstate brand auto rate changes were 4.0% 4.1%, 4.7%, 7.2%, 7.2% and 7.8% for the trailing twelve months ended December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016 and September 30, 2016, respectively. December 31, 2017 (1) September 30, 2017 June 30, 2017 Three months ended Three months ended Three months ended March 31, 2017 December 31, 2016 September 30, 2016 Rate changes include changes approved based on our net cost of reinsurance. These rate changes do not reflect initial rates filed for insurance subsidiaries initially writing business. Based on historical premiums written in those 50 states, the District of Columbia and Canadian provinces, rate changes approved for Allstate brand, Esurance brand and Encompass brand for the three month period ending December 31, 2017 are estimated to total $258 million. Rate changes do not include rating plan enhancements, including the introduction of discounts and surcharges that result in no change in the overall rate level in a location. Impacts of Allstate brand auto effective rate changes as a percentage of total brand prior year-end premiums written were 0.5%, 0.4%, 1.8%, 1.1%, 1.1% and 1.5% for the three months ended December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016 and September 30, 2016, respectively. Rate changes are included in the effective calculations in the period the rate change is effective for renewal contracts. Includes a rate increase in California in first and fourth quarter 2017. Excluding California, Allstate brand auto total brand and location specific rate changes were 1.1% and 4.7%, respectively, in first quarter 2017 and 0.5% and 4.2%, respectively, in fourth quarter 2017. Allstate brand auto rate changes were cumulatively $3.0 billion or 16.5% for 2017, 2016 and 2015. Impacts of Allstate brand homeowners effective rate changes as a percentage of total brand prior year-end premiums written were 0.1%, 0.6%, 0.1%, 0.9%, 0.6% and 0.6% for the three months ended December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016 and September 30, 2016, respectively. Allstate brand homeowner rate changes were cumulatively $387 million or 5.7% in 2017 and 2016. Allstate brand auto and homeowners operates in 50 states, the District of Columbia, and 5 Canadian provinces. Esurance brand auto operates in 43 states and 2 Canadian provinces. Esurance brand homeowners operates in 31 states and 2 Canadian provinces. Encompass brand auto and homeowners operates in 39 states and the District of Columbia. Represents the impact in the states, the District of Columbia and Canadian provinces where rate changes were approved during the period as a percentage of total brand prior year-end premiums written. Represents the impact in the states, the District of Columbia and Canadian provinces where rate changes were approved during the period as a percentage of its respective total prior year-end premiums written in those same locations.

THE ALLSTATE CORPORATION
ALLSTATE BRAND PROFITABILITY MEASURES
($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2017	Dec. 31, 2016
Net premiums written	$ 7,185	$ 7,587	$ 7,337	$ 6,776	$ 6,902	$ 7,379	$ 7,161	$ 6,617	$ 28,885	$ 28,059
Net premiums earned										
Auto	$ 5,003	$ 4,950	$ 4,884	$ 4,839	$ 4,826	$ 4,793	$ 4,745	$ 4,667	$ 19,676	$ 19,031
Homeowners	1,725	1,707	1,691	1,688	1,691	1,683	1,684	1,678	6,811	6,736
Other personal lines	419	414	411	405	403	399	397	393	1,649	1,592
Commercial lines	128	124	118	125	123	127	127	129	495	506
Total	7,275	7,195	7,104	7,057	7,043	7,002	6,953	6,867	28,631	27,865
Incurred losses										
Auto	$ 3,289	$ 3,455	$ 3,442	$ 3,224	$ 3,417	$ 3,610	$ 3,634	$ 3,519	$ 13,410	$ 14,180
Homeowners	1,052	988	1,273	1,194	765	893	1,260	1,190	4,507	4,108
Other personal lines	226	312	258	265	234	236	256	261	1,061	987
Commercial lines	89	103	86	96	109	112	135	119	374	475
Total	4,656	4,858	5,059	4,779	4,525	4,851	5,285	5,089	19,352	19,750
Expenses										
Auto	$ 1,310	$ 1,234	$ 1,228	$ 1,163	$ 1,184	$ 1,140	$ 1,174	$ 1,103	$ 4,935	$ 4,601
Homeowners	421	400	371	387	396	384	373	377	1,579	1,530
Other personal lines	128	120	115	112	117	113	106	103	475	439
Commercial lines	37	36	34	33	34	34	35	38	140	141
Other business lines [(1)]	(14)	(15)	(11)	(11)	(11)	(17)	(13)	(12)	(51)	(53)
Total	1,882	1,775	1,737	1,684	1,720	1,654	1,675	1,609	7,078	6,658
Underwriting income (loss)										
Auto	$ 404	$ 261	$ 214	$ 452	$ 225	$ 43	$ (63)	$ 45	$ 1,331	$ 250
Homeowners	252	319	47	107	530	406	51	111	725	1,098
Other personal lines	65	(18)	38	28	52	50	35	29	113	166
Commercial lines	2	(15)	(2)	(4)	(20)	(19)	(43)	(28)	(19)	(110)
Other business lines	14	15	11	11	11	17	13	12	51	53
Total	737	562	308	594	798	497	(7)	169	2,201	1,457
Loss ratio	64.0	67.5	71.2	67.7	64.3	69.3	76.0	74.1	67.6	70.9
Expense ratio	25.9	24.7	24.5	23.9	24.4	23.6	24.1	23.4	24.7	23.9
Combined ratio	89.9	92.2	95.7	91.6	88.7	92.9	100.1	97.5	92.3	94.8
Loss ratio	64.0	67.5	71.2	67.7	64.3	69.3	76.0	74.1	67.6	70.9
Less: effect of catastrophe losses	7.4	11.5	12.9	10.0	4.1	6.3	13.1	11.4	10.4	8.7
effect of prior year non-catastrophe reserve reestimates	(2.3)	(3.0)	(1.1)	(1.5)	(1.6)	-	(0.2)	0.2	(2.0)	(0.4)
Underlying loss ratio *	58.9	59.0	59.4	59.2	61.8	63.0	63.1	62.5	59.2	62.6
Expense ratio	25.9	24.7	24.5	23.9	24.4	23.6	24.1	23.4	24.7	23.9
Less: effect of amortization of purchased intangible assets	-	-	-	-	-	-	-	-	-	-
Expense ratio, excluding the effect of amortization of purchased intangible assets	25.9	24.7	24.5	23.9	24.4	23.6	24.1	23.4	24.7	23.9
Reconciliation of combined ratio to underlying combined ratio										
Combined ratio	89.9	92.2	95.7	91.6	88.7	92.9	100.1	97.5	92.3	94.8
Effect of catastrophe losses	(7.4)	(11.5)	(12.9)	(10.0)	(4.1)	(6.3)	(13.1)	(11.4)	(10.4)	(8.7)
Effect of prior year non-catastrophe reserve reestimates	2.3	3.0	1.1	1.5	1.6	-	0.2	(0.2)	2.0	0.4
Effect of amortization of purchased intangible assets	-	-	-	-	-	-	-	-	-	-
Underlying combined ratio *	84.8	83.7	83.9	83.1	86.2	86.6	87.2	85.9	83.9	86.5
Effect of prior year reserve reestimates on combined ratio	(2.4)	(3.1)	(1.2)	(1.5)	(1.7)	-	-	0.2	(2.0)	(0.4)
Effect of advertising expenses on combined ratio	2.0	2.1	1.9	2.0	2.4	2.2	2.3	1.6	2.0	2.1

[(1)] Other business lines primarily include Ivantage and represents commissions earned and other costs and expenses.

26

27 Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2017 2017 2017 2017 2016 2016 2016 2016 2017 2016 New Issued Applications (in thousands) (2) Auto (3) 620 651 639 610 562 584 582 584 2,520 2,312 Homeowners (4) 177 198 195 163 167 188 193 164 733 712 Average Premium - Gross Written ($) (5) Auto 561 556 544 538 537 532 516 507 550 523 Homeowners 1,206 1,203 1,192 1,187 1,181 1,181 1,171 1,174 1,197 1,177 Average Premium - Net Earned ($) (6) Auto 512 507 499 492 487 479 471 461 503 474 Homeowners 1,131 1,119 1,106 1,106 1,105 1,099 1,090 1,082 1,115 1,094 Annualized Average Premium ($) (7) Auto 1,022 1,015 999 989 978 966 946 927 1,005 964 Homeowners 1,133 1,125 1,117 1,112 1,109 1,102 1,098 1,091 1,119 1,104 Average Underlying Loss (Incurred Pure Premium) and Expense * ($) (8) Auto 963 925 925 899 941 927 926 889 927 930 Homeowners 679 689 668 682 655 673 643 648 677 657 Renewal Ratio (%) (9) Auto (10) 87.8 87.7 87.4 87.4 87.4 87.5 88.0 88.0 87.6 87.8 Homeowners (11) 87.5 87.5 87.0 87.1 87.5 87.9 87.8 88.1 87.3 87.8 Auto Claim Frequency (12) (% change year-over-year) Bodily Injury Gross (2.9) (5.6) (4.7) (6.0) (2.0) 0.3 2.8 1.1 (4.8) 0.5 Bodily Injury Paid (13) (13.2) (9.1) (23.7) (20.5) (19.2) (19.6) 1.5 5.9 (17.4) (7.9) Property Damage Gross (4.1) (8.0) (5.2) (3.9) 1.2 3.9 5.6 2.1 (5.3) 3.1 Property Damage Paid (14) (5.2) (9.0) (3.4) (3.2) (1.2) 0.1 (0.1) 2.4 (5.2) 0.3 Auto Paid Claim Severity (15) (% change year-over-year) Bodily injury (13) 17.6 15.0 28.3 25.1 18.8 12.4 (2.3) (5.5) 22.0 4.7 Property damage 6.7 4.9 1.6 4.8 1.9 1.9 5.3 7.5 4.5 4.1 Homeowners Excluding Catastrophe Losses (% change year-over-year) Gross Claim frequency (12) (2.9) (2.6) 6.0 7.6 2.2 5.2 (12.5) (7.7) 1.9 (3.4) Paid Claim frequency (12) (3.7) (5.4) 7.1 2.3 (0.5) 0.7 (14.3) (2.0) (0.1) (4.3) Paid Claim severity 8.1 8.1 (0.2) 4.1 1.8 (0.5) 4.7 (2.7) 5.0 0.9 (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) (11) (12) (13) (14) (15) Of our largest 10 states, 5 and 1 experienced increases in the renewal ratio in the fourth quarter and the twelve months of 2017, respectively, compared to the same periods of 2016. Paid claim frequency is calculated as annualized notice counts closed with payment in the period divided by the average of policies in force with the applicable coverage during the period. Gross claim frequency is calculated as annualized notice counts received in the period divided by the average of policies in force with the applicable coverage during the period. Gross claim frequency includes all actual notice counts, regardless of their current status (open or closed) or their ultimate disposition (closed with a payment or closed without payment). Frequency statistics exclude counts associated with catastrophe events. The percent change in paid or gross claim frequency is calculated as the amount of increase or decrease in the paid or gross claim frequency in the current period compared to the same period in the prior year; divided by the prior year paid or gross claim frequency. Bodily injury claim process changes in the second half of 2016 related to enhanced documentation of injuries and related medical treatments are having a related impact on paid claim frequency and severity due to payment mix and claim closure patterns. These process changes are beginning to normalize and the related impacts on the percent change in paid claim frequency and severity have begun to moderate. 42 states experienced a year over year decrease in property damage paid claim frequency in fourth quarter 2017 compared to fourth quarter 2016. Paid claim severity is calculated by dividing the sum of paid losses and loss expenses by claims closed with a payment during the period. The percent change in paid claim severity is calculated as the amount of increase or decrease in paid claim severity in the current period compared to the same period in the prior year; divided by the prior year paid claims severity. THE ALLSTATE CORPORATION ALLSTATE BRAND STATISTICS (1) Three months ended Twelve months ended Average Premium - Net Earned: Earned premium divided by average policies in force for the period. Earned premium includes the impacts from mid-term premium adjustments and ceded reinsurance, but does not include impacts of premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners. Renewal ratio: Renewal policies issued during the period, based on contract effective dates, divided by the total policies issued 6 months prior for auto or 12 months prior for homeowners. 28 and 20 states in the fourth quarter and the twelve months of 2017, respectively, including 7 and 3 of our largest 10 states, experienced increases in the renewal ratio compared to the same periods of 2016. Statistics presented for Allstate brand exclude excess and surplus lines. New Issued Applications: Item counts of automobiles or homeowners insurance applications for insurance policies that were issued during the period, regardless of whether the customer was previously insured by another Allstate Protection brand. Allstate brand includes automobiles added by existing customers when they exceed the number allowed (currently 10) on a policy. 36 states, including 10 of our 10 largest states, experienced increases in new issued applications in the fourth quarter of 2017 compared to the same period of 2016. 38 states, including 9 of our 10 largest states, experienced increases in new issued applications in 2017 compared to 2016, with 20 states experiencing double digit increases. Of our largest 10 states, 5 and 6 experienced increases in new issued applications in the fourth quarter and the twelve months of 2017, respectively, compared to the same periods of 2016. Average Premium - Gross Written: Gross premiums written divided by issued item count. Gross premiums written include the impacts from discounts, surcharges and ceded reinsurance premiums and exclude the impacts from mid-term premium adjustments and premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners. Calculated by annualizing net earned premium reported in the quarter and year-to-date divided by policies in force at quarter end. Average underlying loss (incurred pure premium) and expense is calculated as the underlying combined ratio multiplied by the annualized average premium.

28 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Change in auto claim frequency (2) (% change in frequency rate year over year) % Change in gross claim frequency -2.9% 1.2% -1.8% -3.1% -2.4% -1.1% 0.8% -1.7% -0.3% -2.8% -1.3% 4.0% 6.8% 6.8% 6.4% 3.9% 1.1% 2.8% 0.3% -2.0% -6.0% -4.7% -5.6% -2.9% % Change in paid claim frequency (3) -0.2% 1.1% -1.0% 0.7% -2.3% -2.7% -2.1% -4.7% -4.7% -3.8% 0.2% 4.7% 2.3% 6.0% 3.5% 0.0% 5.9% 1.5% -19.6% -19.2% -20.5% -23.7% -9.1% -13.2% (1) (2) (3) Bodily injury claim process changes in the second half of 2016 related to enhanced documentation of injuries and related medical treatments are having a related impact on paid claim frequency and severity due to payment mix and claim closure patterns. These process changes are beginning to normalize and the related impacts on the percent change in paid claim frequency and severity have begun to moderate. Paid claim frequency is calculated as annualized notice counts closed with payment in the period divided by the average of policies in force with the applicable coverage during the period. Gross claim frequency is calculated as annualized notice counts received in the period divided by the average of policies in force with the applicable coverage during the period. Gross claim frequency includes all actual notice counts, regardless of their current status (open or closed) or their ultimate disposition (closed with a payment or closed without payment). The percent change in paid or gross claim frequency is calculated as the amount of increase or decrease in the paid or gross claim frequency in the current period compared to the same period in the prior year; divided by the prior year paid or gross claim frequency. Frequency statistics exclude counts associated with catastrophe events. THE ALLSTATE CORPORATION ALLSTATE BRAND AUTO CLAIM FREQUENCY ANALYSIS (1) BODILY INJURY % CHANGE IN GROSS AND PAID CLAIM FREQUENCY RATE 2012 2013 2014 2015 2016 2017 -28.0% -24.0% -20.0% -16.0% -12.0% -8.0% -4.0% 0.0% 4.0% 8.0% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2012 2013 2014 2015 2016 2017 % c ha ng e ye ar -o ve r- ye ar Rates of change in auto bodily injury frequency % change in gross claim frequency % change in paid claim frequency

29 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Change in auto claim frequency (2) (% change in frequency rate year over year) % Change in gross claim frequency -4.8% 0.7% -1.8% -4.3% -0.7% -0.3% 0.6% 1.4% 5.1% -2.4% -1.0% 0.5% 2.1% 6.9% 8.9% 7.5% 2.1% 5.6% 3.9% 1.2% -3.9% -5.2% -8.0% -4.1% % Change in paid claim frequency -4.3% -0.3% -3.4% -4.1% -4.5% 0.5% 3.7% 0.8% 2.9% -0.4% 0.4% 2.5% 2.5% 4.2% 4.7% 3.7% 2.4% -0.1% 0.1% -1.2% -3.2% -3.4% -9.0% -5.2% (1) (2) Paid claim frequency is calculated as annualized notice counts closed with payment in the period divided by the average of policies in force with the applicable coverage during the period. Gross claim frequency is calculated as annualized notice counts received in the period divided by the average of policies in force with the applicable coverage during the period. Gross claim frequency includes all actual notice counts, regardless of their current status (open or closed) or their ultimate disposition (closed with a payment or closed without payment). The percent change in paid or gross claim frequency is calculated as the amount of increase or decrease in the paid or gross claim frequency in the current period compared to the same period in the prior year; divided by the prior year paid or gross claim frequency. Frequency statistics exclude counts associated with catastrophe events. THE ALLSTATE CORPORATION ALLSTATE BRAND AUTO CLAIM FREQUENCY ANALYSIS (1) PROPERTY DAMAGE % CHANGE IN GROSS AND PAID CLAIM FREQUENCY 2012 2013 2014 2015 2016 2017 -10.0% -8.0% -6.0% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2012 2013 2014 2015 2016 2017 % c ha ng e ye ar -o ve r- ye ar Rates of change in auto property damage frequency % change in gross claim frequency % change in paid claim frequency

THE ALLSTATE CORPORATION
ESURANCE PROFITABILITY MEASURES AND STATISTICS
($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2017	Dec. 31, 2016
Net premiums written	$ 410	$ 453	$ 408	$ 457	$ 399	$ 446	$ 392	$ 452	$ 1,728	$ 1,689
Net premiums earned										
Auto	$ 411	$ 411	$ 411	$ 403	$ 408	$ 405	$ 403	$ 394	$ 1,636	$ 1,610
Homeowners	19	19	16	14	13	11	10	8	68	42
Other personal lines	2	2	2	2	2	2	2	2	8	8
Total	432	432	429	419	423	418	415	404	1,712	1,660
Incurred losses										
Auto	$ 322	$ 322	$ 324	$ 300	$ 310	$ 313	$ 308	$ 289	$ 1,268	$ 1,220
Homeowners	9	14	21	13	8	11	10	4	57	33
Other personal lines	1	1	1	1	1	2	1	1	4	5
Total	332	337	346	314	319	326	319	294	1,329	1,258
Expenses										
Auto	$ 94	$ 104	$ 100	$ 107	$ 114	$ 111	$ 107	$ 123	$ 405	$ 455
Homeowners	6	9	8	8	10	22	25	11	31	68
Other personal lines	1	1	1	-	1	-	1	1	3	3
Total	101	114	109	115	125	133	133	135	439	526
Underwriting (loss) income										
Auto	$ (5)	$ (15)	$ (13)	$ (4)	$ (16)	$ (19)	$ (12)	$ (18)	$ (37)	$ (65)
Homeowners	4	(4)	(13)	(7)	(5)	(22)	(25)	(7)	(20)	(59)
Other personal lines	-	-	-	1	-	-	-	-	1	-
Total	(1)	(19)	(26)	(10)	(21)	(41)	(37)	(25)	(56)	(124)
Loss ratio	76.8	78.0	80.7	74.9	75.4	78.0	76.9	72.8	77.6	75.8
Expense ratio	23.4	26.4	25.4	27.5	29.6	31.8	32.0	33.4	25.7	31.7
Combined ratio	100.2	104.4	106.1	102.4	105.0	109.8	108.9	106.2	103.3	107.5
Loss ratio	76.8	78.0	80.7	74.9	75.4	78.0	76.9	72.8	77.6	75.8
Less: effect of catastrophe losses	0.2	3.9	5.6	1.9	1.2	3.3	3.4	0.7	2.9	2.2
effect of prior year non-catastrophe reserve reestimates	-	(0.2)	-	-	(2.1)	(1.0)	(1.0)	(1.0)	-	(1.3)
Underlying loss ratio *	76.6	74.3	75.1	73.0	76.3	75.7	74.5	73.1	74.7	74.9
Expense ratio	23.4	26.4	25.4	27.5	29.6	31.8	32.0	33.4	25.7	31.7
Less: effect of amortization of purchased intangible assets	0.2	0.2	-	0.3	0.9	1.5	1.7	1.5	0.2	1.4
Expense ratio, excluding the effect of amortization of purchased intangible assets	23.2	26.2	25.4	27.2	28.7	30.3	30.3	31.9	25.5	30.3
Reconciliation of combined ratio to underlying combined ratio										
Combined ratio	100.2	104.4	106.1	102.4	105.0	109.8	108.9	106.2	103.3	107.5
Effect of catastrophe losses	(0.2)	(3.9)	(5.6)	(1.9)	(1.2)	(3.3)	(3.4)	(0.7)	(2.9)	(2.2)
Effect of prior year non-catastrophe reserve reestimates	-	0.2	-	-	2.1	1.0	1.0	1.0	-	1.3
Effect of amortization of purchased intangible assets	(0.2)	(0.2)	-	(0.3)	(0.9)	(1.5)	(1.7)	(1.5)	(0.2)	(1.4)
Underlying combined ratio *	99.8	100.5	100.5	100.2	105.0	106.0	104.8	105.0	100.2	105.2
Effect of prior year reserve reestimates on combined ratio	-	(0.2)	(0.2)	-	(2.1)	(1.0)	(1.0)	(1.0)	(0.1)	(1.3)
Effect of advertising expenses on combined ratio	6.7	9.3	8.6	8.6	9.2	11.7	12.2	11.6	8.3	11.2
Policies in Force (in thousands)										
Auto	1,352	1,369	1,388	1,400	1,391	1,395	1,409	1,428	1,352	1,391
Homeowners	79	76	69	63	58	52	44	37	79	58
Other personal lines	44	45	47	48	47	47	47	46	44	47
	1,475	1,490	1,504	1,511	1,496	1,494	1,500	1,511	1,475	1,496
New Issued Applications (in thousands)										
Auto	105	116	120	143	137	151	141	168	484	597
Homeowners	7	10	9	8	9	10	11	7	34	37
Other personal lines	6	6	7	8	8	9	8	10	27	35
	118	132	136	159	154	170	160	185	545	669
Average Premium - Gross Written ($)										
Auto	586	574	564	571	555	546	538	547	574	547
Homeowners	901	924	910	919	861	872	855	891	917	875
Renewal Ratio (%)										
Auto	82.2	81.8	81.9	80.4	79.3	78.9	80.0	79.6	81.5	79.4
Homeowners	85.7	85.8	86.1	83.5	82.9	83.1	83.9	81.6	85.5	82.6

30

31 Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2017 2017 2017 2017 2016 2016 2016 2016 2017 2016 Net premiums written $ 243 $ 271 $ 285 $ 236 $ 263 $ 299 $ 315 $ 263 $ 1,035 $ 1,140 Net premiums earned Auto $ 137 $ 140 $ 143 $ 146 $ 151 $ 155 $ 158 $ 159 $ 566 $ 623 Homeowners 104 106 108 113 115 119 121 124 431 479 Other personal lines 23 23 23 24 24 25 25 26 93 100 Total 264 269 274 283 290 299 304 309 1,090 1,202 Incurred losses Auto $ 88 $ 91 $ 105 $ 104 $ 104 $ 117 $ 130 $ 123 $ 388 $ 474 Homeowners 100 54 84 108 60 74 85 85 346 304 Other personal lines 11 13 10 21 13 17 16 31 55 77 Total 199 158 199 233 177 208 231 239 789 855 Expenses Auto $ 42 $ 43 $ 46 $ 43 $ 44 $ 44 $ 45 $ 45 $ 174 $ 178 Homeowners 33 32 34 33 33 34 36 36 132 139 Other personal lines 7 7 7 7 7 8 7 7 28 29 Total 82 82 87 83 84 86 88 88 334 346 Underwriting (loss) income Auto $ 7 $ 6 $ (8) $ (1) $ 3 $ (6) $ (17) $ (9) $ 4 $ (29) Homeowners (29) 20 (10) (28) 22 11 - 3 (47) 36 Other personal lines 5 3 6 (4) 4 - 2 (12) 10 (6) Total (17) 29 (12) (33) 29 5 (15) (18) (33) 1 Loss ratio 75.4 58.7 72.6 82.4 61.0 69.6 76.0 77.3 72.4 71.1 Expense ratio 31.0 30.5 31.8 29.3 29.0 28.7 28.9 28.5 30.6 28.8 Combined ratio 106.4 89.2 104.4 111.7 90.0 98.3 104.9 105.8 103.0 99.9 Loss ratio 75.4 58.7 72.6 82.4 61.0 69.6 76.0 77.3 72.4 71.1 Less: effect of catastrophe losses 23.4 4.5 19.0 23.7 3.1 9.0 11.2 13.3 17.7 9.2 effect of prior year non-catastrophe reserve reestimates (3.4) (0.8) (2.2) 1.4 (3.8) - 0.9 4.2 (1.2) 0.4 Underlying loss ratio * 55.4 55.0 55.8 57.3 61.7 60.6 63.9 59.8 55.9 61.5 Expense ratio 31.0 30.5 31.8 29.3 29.0 28.7 28.9 28.5 30.6 28.8 Less: effect of amortization of purchased intangible assets - - - - - - - - - - Expense ratio, excluding the effect of amortization of purchased intangible assets 31.0 30.5 31.8 29.3 29.0 28.7 28.9 28.5 30.6 28.8 Reconciliation of combined ratio to underlying combined ratio Combined ratio 106.4 89.2 104.4 111.7 90.0 98.3 104.9 105.8 103.0 99.9 Effect of catastrophe losses (23.4) (4.5) (19.0) (23.7) (3.1) (9.0) (11.2) (13.3) (17.7) (9.2) Effect of prior year non-catastrophe reserve reestimates 3.4 0.8 2.2 (1.4) 3.8 - (0.9) (4.2) 1.2 (0.4) Underlying combined ratio * 86.4 85.5 87.6 86.6 90.7 89.3 92.8 88.3 86.5 90.3 Effect of prior year reserve reestimates on combined ratio (3.8) (0.8) (2.9) 2.1 (3.8) 0.3 0.3 4.5 (1.3) 0.4 Effect of advertising expenses on combined ratio 0.4 0.4 - - 0.3 - 0.3 - 0.2 0.2 Policies in Force (in thousands) Auto 530 548 571 595 622 649 676 701 530 622 Homeowners 254 262 273 284 295 305 318 329 254 295 Other personal lines 85 88 91 94 98 101 105 108 85 98 869 898 935 973 1,015 1,055 1,099 1,138 869 1,015 New Issued Applications (in thousands) Auto 14 13 13 12 11 13 15 15 52 54 Homeowners 7 8 8 7 7 9 9 9 30 34 Average Premium - Gross Written ($) Auto 1,111 1,087 1,065 1,057 1,043 1,022 988 981 1,079 1,008 Homeowners 1,706 1,703 1,667 1,659 1,650 1,659 1,629 1,618 1,684 1,639 Renewal Ratio (%) Auto 72.6 72.0 74.2 73.1 73.1 73.1 75.5 76.1 73.0 74.4 Homeowners 77.6 77.7 78.7 78.2 78.3 77.9 79.9 81.5 78.1 79.4 THE ALLSTATE CORPORATION ENCOMPASS BRAND PROFITABILITY MEASURES AND STATISTICS ($ in millions) Three months ended Twelve months ended

THE ALLSTATE CORPORATION
HISTORICAL UNDERWRITING RESULTS BY AREA OF BUSINESS
($ in millions)

For the twelve months ended December 31, 2017	Allstate brand	Esurance brand	Encompass brand	Allstate Protection (1)
Net premiums written	$ 28,885	$ 1,728	$ 1,035	$ 31,648
Net premiums earned	$ 28,631	$ 1,712	$ 1,090	$ 31,433
Incurred losses	(19,352)	(1,329)	(789)	(21,470)
Expenses	(7,078)	(439)	(334)	(7,852)
Underwriting income (loss)	$ 2,201	$ (56)	$ (33)	$ 2,111
Loss ratio	67.6	77.6	72.4	68.3
Expense ratio	24.7	25.7	30.6	25.0
Reconciliation of combined ratio to underlying combined ratio				
Combined ratio	92.3	103.3	103.0	93.3
Effect of catastrophe losses	(10.4)	(2.9)	(17.7)	(10.3)
Effect of prior year non-catastrophe reserve reestimates	2.0	-	1.2	1.8
Effect of amortization of purchased intangible assets	-	(0.2)	-	-
Underlying combined ratio *	83.9	100.2	86.5	84.8

For the twelve months ended December 31, 2016	Allstate brand	Esurance brand	Encompass brand	Allstate Protection (1)
Net premiums written	$ 28,059	$ 1,689	$ 1,140	$ 30,888
Net premiums earned	$ 27,865	$ 1,660	$ 1,202	$ 30,727
Incurred losses	(19,750)	(1,258)	(855)	(21,863)
Expenses	(6,658)	(526)	(346)	(7,537)
Underwriting income (loss)	$ 1,457	$ (124)	$ 1	$ 1,327
Loss ratio	70.9	75.8	71.1	71.2
Expense ratio	23.9	31.7	28.8	24.5
Reconciliation of combined ratio to underlying combined ratio				
Combined ratio	94.8	107.5	99.9	95.7
Effect of catastrophe losses	(8.7)	(2.2)	(9.2)	(8.4)
Effect of prior year non-catastrophe reserve reestimates	0.4	1.3	(0.4)	0.4
Effect of amortization of purchased intangible assets	-	(1.4)	-	(0.1)
Underlying combined ratio *	86.5	105.2	90.3	87.6

For the twelve months ended December 31, 2015	Allstate brand	Esurance brand	Encompass brand	Allstate Protection (1)
Net premiums written	$ 27,258	$ 1,613	$ 1,244	$ 30,115
Net premiums earned	$ 26,891	$ 1,588	$ 1,269	$ 29,748
Incurred losses	(18,593)	(1,192)	(933)	(20,718)
Expenses	(6,479)	(560)	(362)	(7,409)
Underwriting income (loss)	$ 1,819	$ (164)	$ (26)	$ 1,621
Loss ratio	69.1	75.1	73.5	69.7
Expense ratio	24.1	35.2	28.5	24.9
Reconciliation of combined ratio to underlying combined ratio				
Combined ratio	93.2	110.3	102.0	94.6
Effect of catastrophe losses	(5.9)	(0.9)	(8.7)	(5.8)
Effect of prior year non-catastrophe reserve reestimates	(0.2)	1.2	(0.7)	(0.1)
Effect of amortization of purchased intangible assets	-	(2.2)	-	(0.2)
Underlying combined ratio *	87.1	108.4	92.6	88.5

(1) Includes Answer Financial underwriting loss of $1 million, $7 million and $8 million in 2017, 2016 and 2015, respectively.

32

33 Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2017 2017 2017 2017 2016 2016 2016 2016 2017 2016 Allstate brand auto Net premiums written $ 4,956 $ 5,096 $ 4,925 $ 4,882 $ 4,756 $ 4,940 $ 4,767 $ 4,746 $ 19,859 $ 19,209 Net premiums earned $ 5,003 $ 4,950 $ 4,884 $ 4,839 $ 4,826 $ 4,793 $ 4,745 $ 4,667 $ 19,676 $ 19,031 Incurred losses (3,289) (3,455) (3,442) (3,224) (3,417) (3,610) (3,634) (3,519) (13,410) (14,180) Expenses (1,310) (1,234) (1,228) (1,163) (1,184) (1,140) (1,174) (1,103) (4,935) (4,601) Underwriting income (loss) $ 404 $ 261 $ 214 $ 452 $ 225 $ 43 $ (63) $ 45 $ 1,331 $ 250 Loss ratio 65.7 69.8 70.5 66.6 70.8 75.3 76.6 75.4 68.1 74.5 Less: effect of catastrophe losses 0.7 7.3 4.2 1.4 1.2 3.1 4.1 2.9 3.4 2.8 effect of prior year non-catastrophe reserve reestimates (3.0) (3.7) (1.2) (1.6) (2.1) - (0.7) 0.2 (2.4) (0.6) Underlying loss ratio * 68.0 66.2 67.5 66.8 71.7 72.2 73.2 72.3 67.1 72.3 Expense ratio 26.2 24.9 25.1 24.1 24.5 23.8 24.7 23.6 25.1 24.2 Combined ratio 91.9 94.7 95.6 90.7 95.3 99.1 101.3 99.0 93.2 98.7 Effect of catastrophe losses (0.7) (7.3) (4.2) (1.4) (1.2) (3.1) (4.1) (2.9) (3.4) (2.8) Effect of prior year non-catastrophe reserve reestimates 3.0 3.7 1.2 1.6 2.1 - 0.7 (0.2) 2.4 0.6 Underlying combined ratio * 94.2 91.1 92.6 90.9 96.2 96.0 97.9 95.9 92.2 96.5 Esurance brand auto Net premiums written $ 389 $ 427 $ 386 $ 439 $ 382 $ 428 $ 376 $ 439 $ 1,641 $ 1,625 Net premiums earned $ 411 $ 411 $ 411 $ 403 $ 408 $ 405 $ 403 $ 394 $ 1,636 $ 1,610 Incurred losses (322) (322) (324) (300) (310) (313) (308) (289) (1,268) (1,220) Expenses (94) (104) (100) (107) (114) (111) (107) (123) (405) (455) Underwriting (loss) income $ (5) $ (15) $ (13) $ (4) $ (16) $ (19) $ (12) $ (18) $ (37) $ (65) Loss ratio 78.3 78.3 78.9 74.4 76.0 77.3 76.4 73.4 77.5 75.8 Less: effect of catastrophe losses - 3.6 3.6 1.0 1.0 2.2 2.2 0.5 2.1 1.5 effect of prior year non-catastrophe reserve reestimates - - 0.3 - (2.2) (1.0) (1.0) (1.0) 0.1 (1.3) Underlying loss ratio * 78.3 74.7 75.0 73.4 77.2 76.1 75.2 73.9 75.3 75.6 Expense ratio 22.9 25.3 24.3 26.6 27.9 27.4 26.6 31.2 24.8 28.2 Combined ratio 101.2 103.6 103.2 101.0 103.9 104.7 103.0 104.6 102.3 104.0 Effect of catastrophe losses - (3.6) (3.6) (1.0) (1.0) (2.2) (2.2) (0.5) (2.1) (1.5) Effect of prior year non-catastrophe reserve reestimates - - (0.3) - 2.2 1.0 1.0 1.0 (0.1) 1.3 Effect of amortization of purchased intangible assets (0.2) (0.2) - (0.2) (0.9) (1.5) (1.8) (1.5) (0.2) (1.4) Underlying combined ratio * 101.0 99.8 99.3 99.8 104.2 102.0 100.0 103.6 99.9 102.4 Encompass brand auto Net premiums written $ 128 $ 141 $ 148 $ 125 $ 138 $ 153 $ 162 $ 138 $ 542 $ 591 Net premiums earned $ 137 $ 140 $ 143 $ 146 $ 151 $ 155 $ 158 $ 159 $ 566 $ 623 Incurred losses (88) (91) (105) (104) (104) (117) (130) (123) (388) (474) Expenses (42) (43) (46) (43) (44) (44) (45) (45) (174) (178) Underwriting income (loss) $ 7 $ 6 $ (8) $ (1) $ 3 $ (6) $ (17) $ (9) $ 4 $ (29) Loss ratio 64.2 65.0 73.4 71.2 68.9 75.5 82.3 77.4 68.6 76.1 Less: effect of catastrophe losses - 0.7 4.9 2.8 - 3.3 1.9 1.3 2.1 1.6 effect of prior year non-catastrophe reserve reestimates (3.6) - - - (2.7) (1.3) 3.8 1.3 (0.9) 0.4 Underlying loss ratio * 67.8 64.3 68.5 68.4 71.6 73.5 76.6 74.8 67.4 74.1 Expense ratio 30.7 30.7 32.2 29.5 29.1 28.4 28.5 28.3 30.7 28.6 Combined ratio 94.9 95.7 105.6 100.7 98.0 103.9 110.8 105.7 99.3 104.7 Effect of catastrophe losses - (0.7) (4.9) (2.8) - (3.3) (1.9) (1.3) (2.1) (1.6) Effect of prior year non-catastrophe reserve reestimates 3.6 - - - 2.7 1.3 (3.8) (1.3) 0.9 (0.4) Underlying combined ratio * 98.5 95.0 100.7 97.9 100.7 101.9 105.1 103.1 98.1 102.7 THE ALLSTATE CORPORATION AUTO PROFITABILITY MEASURES BY BRAND Twelve months ended ($ in millions) Three months ended

THE ALLSTATE CORPORATION
HOMEOWNERS PROFITABILITY MEASURES BY BRAND
($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2017	Dec. 31, 2016
Allstate brand homeowners										
Net premiums written	$ 1,694	$ 1,921	$ 1,847	$ 1,403	$ 1,638	$ 1,869	$ 1,831	$ 1,392	$ 6,865	$ 6,730
Net premiums earned	$ 1,725	$ 1,707	$ 1,691	$ 1,688	$ 1,691	$ 1,683	$ 1,684	$ 1,678	$ 6,811	$ 6,736
Incurred losses	(1,052)	(988)	(1,273)	(1,194)	(765)	(893)	(1,260)	(1,190)	(4,507)	(4,108)
Expenses	(421)	(400)	(371)	(387)	(396)	(384)	(373)	(377)	(1,579)	(1,530)
Underwriting income (loss)	$ 252	$ 319	$ 47	$ 107	$ 530	$ 406	$ 51	$ 111	$ 725	$ 1,098
Loss ratio	61.0	57.9	75.3	70.8	45.3	53.1	74.8	70.9	66.2	61.0
Less: effect of catastrophe losses	27.8	22.4	38.4	34.1	10.8	15.4	38.3	34.2	30.7	24.6
effect of prior year non-catastrophe reserve reestimates	(2.3)	(2.3)	(1.0)	(1.7)	(1.2)	(0.6)	0.1	(0.2)	(1.8)	(0.4)
Underlying loss ratio *	35.5	37.8	37.9	38.4	35.7	38.3	36.4	36.9	37.3	36.8
Expense ratio	24.4	23.4	21.9	22.9	23.4	22.8	22.2	22.5	23.2	22.7
Combined ratio	85.4	81.3	97.2	93.7	68.7	75.9	97.0	93.4	89.4	83.7
Effect of catastrophe losses	(27.8)	(22.4)	(38.4)	(34.1)	(10.8)	(15.4)	(38.3)	(34.2)	(30.7)	(24.6)
Effect of prior year non-catastrophe reserve reestimates	2.3	2.3	1.0	1.7	1.2	0.6	(0.1)	0.2	1.8	0.4
Underlying combined ratio *	59.9	61.2	59.8	61.3	59.1	61.1	58.6	59.4	60.5	59.5
Esurance brand homeowners										
Net premiums written	$ 19	$ 24	$ 20	$ 16	$ 15	$ 16	$ 14	$ 11	$ 79	$ 56
Net premiums earned	$ 19	$ 19	$ 16	$ 14	$ 13	$ 11	$ 10	$ 8	$ 68	$ 42
Incurred losses	(9)	(14)	(21)	(13)	(8)	(11)	(10)	(4)	(57)	(33)
Expenses	(6)	(9)	(8)	(8)	(10)	(22)	(25)	(11)	(31)	(68)
Underwriting income (loss)	$ 4	$ (4)	$ (13)	$ (7)	$ (5)	$ (22)	$ (25)	$ (7)	$ (20)	$ (59)
Loss ratio	47.3	73.7	131.3	92.9	61.6	100.0	100.0	50.0	83.8	78.6
Less: effect of catastrophe losses	5.2	10.5	56.3	28.6	7.7	45.5	50.0	12.5	23.5	28.6
effect of prior year non-catastrophe reserve reestimates	-	(5.2)	-	-	-	-	-	-	(1.5)	-
Underlying loss ratio *	42.1	68.4	75.0	64.3	53.9	54.5	50.0	37.5	61.8	50.0
Expense ratio	31.6	47.4	50.0	57.1	76.9	200.0	250.0	137.5	45.6	161.9
Combined ratio	78.9	121.1	181.3	150.0	138.5	300.0	350.0	187.5	129.4	240.5
Effect of catastrophe losses	(5.2)	(10.5)	(56.3)	(28.6)	(7.7)	(45.5)	(50.0)	(12.5)	(23.5)	(28.6)
Effect of prior year non-catastrophe reserve reestimates	-	5.2	-	-	-	-	-	-	1.5	-
Underlying combined ratio *	73.7	115.8	125.0	121.4	130.8	254.5	300.0	175.0	107.4	211.9
Encompass brand homeowners										
Net premiums written	$ 95	$ 108	$ 112	$ 91	$ 103	$ 121	$ 126	$ 104	$ 406	$ 454
Net premiums earned	$ 104	$ 106	$ 108	$ 113	$ 115	$ 119	$ 121	$ 124	$ 431	$ 479
Incurred losses	(100)	(54)	(84)	(108)	(60)	(74)	(85)	(85)	(346)	(304)
Expenses	(33)	(32)	(34)	(33)	(33)	(34)	(36)	(36)	(132)	(139)
Underwriting (loss) income	$ (29)	$ 20	$ (10)	$ (28)	$ 22	$ 11	$ -	$ 3	$ (47)	$ 36
Loss ratio	96.2	50.9	77.8	95.6	52.2	62.2	70.2	68.6	80.3	63.5
Less: effect of catastrophe losses	56.7	10.3	38.9	54.0	7.8	17.6	24.0	30.7	40.1	20.3
effect of prior year non-catastrophe reserve reestimates	1.0	-	-	0.9	(2.6)	0.9	0.8	(0.8)	0.5	(0.5)
Underlying loss ratio *	38.5	40.6	38.9	40.7	47.0	43.7	45.4	38.7	39.7	43.7
Expense ratio	31.7	30.2	31.5	29.2	28.7	28.6	29.8	29.0	30.6	29.0
Combined ratio	127.9	81.1	109.3	124.8	80.9	90.8	100.0	97.6	110.9	92.5
Effect of catastrophe losses	(56.7)	(10.3)	(38.9)	(54.0)	(7.8)	(17.6)	(24.0)	(30.7)	(40.1)	(20.3)
Effect of prior year non-catastrophe reserve reestimates	(1.0)	-	-	(0.9)	2.6	(0.9)	(0.8)	0.8	(0.5)	0.5
Underlying combined ratio *	70.2	70.8	70.4	69.9	75.7	72.3	75.2	67.7	70.3	72.7

34

THE ALLSTATE CORPORATION
OTHER PERSONAL LINES PROFITABILITY MEASURES BY BRAND [1]
($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2017	Dec. 31, 2016
Allstate brand other personal lines										
Net premiums written	$ 410	$ 454	$ 441	$ 368	$ 393	$ 447	$ 428	$ 353	$ 1,673	$ 1,621
Net premiums earned	$ 419	$ 414	$ 411	$ 405	$ 403	$ 399	$ 397	$ 393	$ 1,649	$ 1,592
Incurred losses	(226)	(312)	(258)	(265)	(234)	(236)	(256)	(261)	(1,061)	(987)
Expenses	(128)	(120)	(115)	(112)	(117)	(113)	(106)	(103)	(475)	(439)
Underwriting income (loss)	$ 65	$ (18)	$ 38	$ 28	$ 52	$ 50	$ 35	$ 29	$ 113	$ 166
Loss ratio	53.9	75.3	62.8	65.4	58.1	59.2	64.5	66.4	64.3	62.0
Less: effect of catastrophe losses	4.8	15.7	13.9	14.6	9.7	6.0	15.6	16.0	12.2	11.8
effect of prior year non-catastrophe reserve reestimates	1.9	0.7	(0.2)	(0.3)	0.7	(0.5)	(1.7)	(1.5)	0.5	(0.7)
Underlying loss ratio *	47.2	58.9	49.1	51.1	47.7	53.7	50.6	51.9	51.6	50.9
Expense ratio	30.6	29.0	28.0	27.7	29.0	28.3	26.7	26.2	28.8	27.6
Combined ratio	84.5	104.3	90.8	93.1	87.1	87.5	91.2	92.6	93.1	89.6
Effect of catastrophe losses	(4.8)	(15.7)	(13.9)	(14.6)	(9.7)	(6.0)	(15.6)	(16.0)	(12.2)	(11.8)
Effect of prior year non-catastrophe reserve reestimates	(1.9)	(0.7)	0.2	0.3	(0.7)	0.5	1.7	1.5	(0.5)	0.7
Underlying combined ratio *	77.8	87.9	77.1	78.8	76.7	82.0	77.3	78.1	80.4	78.5
Esurance brand other personal lines										
Net premiums written	$ 2	$ 2	$ 2	$ 2	$ 2	$ 2	$ 2	$ 2	$ 8	$ 8
Net premiums earned	$ 2	$ 2	$ 2	$ 2	$ 2	$ 2	$ 2	$ 2	$ 8	$ 8
Incurred losses	(1)	(1)	(1)	(1)	(1)	(2)	(1)	(1)	(4)	(5)
Expenses	(1)	(1)	(1)	-	(1)	-	(1)	(1)	(3)	(3)
Underwriting income (loss)	$ -	$ -	$ -	$ 1	$ -	$ -	$ -	$ -	$ 1	$ -
Loss ratio	50.0	50.0	50.0	50.0	50.0	100.0	50.0	50.0	50.0	62.5
Less: effect of catastrophe losses	-	-	-	-	-	-	-	-	-	-
effect of prior year non-catastrophe reserve reestimates	-	-	(50.0)	-	-	-	-	-	(12.5)	-
Underlying loss ratio *	50.0	50.0	100.0	50.0	50.0	100.0	50.0	50.0	62.5	62.5
Expense ratio	50.0	50.0	50.0	-	50.0	-	50.0	50.0	37.5	37.5
Combined ratio	100.0	100.0	100.0	50.0	100.0	100.0	100.0	100.0	87.5	100.0
Effect of catastrophe losses	-	-	-	-	-	-	-	-	-	-
Effect of prior year non-catastrophe reserve reestimates	-	-	50.0	-	-	-	-	-	12.5	-
Underlying combined ratio *	100.0	100.0	150.0	50.0	100.0	100.0	100.0	100.0	100.0	100.0
Encompass brand other personal lines										
Net premiums written	$ 20	$ 22	$ 25	$ 20	$ 22	$ 25	$ 27	$ 21	$ 87	$ 95
Net premiums earned	$ 23	$ 23	$ 23	$ 24	$ 24	$ 25	$ 25	$ 26	$ 93	$ 100
Incurred losses	(11)	(13)	(10)	(21)	(13)	(17)	(16)	(31)	(55)	(77)
Expenses	(7)	(7)	(7)	(7)	(7)	(8)	(7)	(7)	(28)	(29)
Underwriting income (loss)	$ 5	$ 3	$ 6	$ (4)	$ 4	$ -	$ 2	$ (12)	$ 10	$ (6)
Loss ratio	47.8	56.5	43.5	87.5	54.1	68.0	64.0	119.3	59.1	77.0
Less: effect of catastrophe losses	13.0	-	13.0	8.3	-	4.0	8.0	3.8	8.6	4.0
effect of prior year non-catastrophe reserve reestimates	(21.7)	(8.7)	(26.1)	12.6	(16.7)	4.0	(16.0)	46.2	(10.8)	5.0
Underlying loss ratio *	56.5	65.2	56.6	66.6	70.8	60.0	72.0	69.3	61.3	68.0
Expense ratio	30.5	30.5	30.4	29.2	29.2	32.0	28.0	26.9	30.1	29.0
Combined ratio	78.3	87.0	73.9	116.7	83.3	100.0	92.0	146.2	89.2	106.0
Effect of catastrophe losses	(13.0)	-	(13.0)	(8.3)	-	(4.0)	(8.0)	(3.8)	(8.6)	(4.0)
Effect of prior year non-catastrophe reserve reestimates	21.7	8.7	26.1	(12.6)	16.7	(4.0)	16.0	(46.2)	10.8	(5.0)
Underlying combined ratio *	87.0	95.7	87.0	95.8	100.0	92.0	100.0	96.2	91.4	97.0

(1) Other personal lines include renter, condominium, landlord and other personal lines products in Allstate Protection.

35

36 Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2017 2017 2017 2017 2016 2016 2016 2016 2017 2016 Net premiums written $ 125 $ 116 $ 124 $ 123 $ 115 $ 123 $ 135 $ 126 $ 488 $ 499 Net premiums earned $ 128 $ 124 $ 118 $ 125 $ 123 $ 127 $ 127 $ 129 $ 495 $ 506 Incurred losses $ 89 $ 103 $ 86 $ 96 $ 109 $ 112 $ 135 $ 119 $ 374 $ 475 Expenses $ 37 $ 36 $ 34 $ 33 $ 34 $ 34 $ 35 $ 38 $ 140 $ 141 Underwriting income (loss) $ 2 $ (15) $ (2) $ (4) $ (20) $ (19) $ (43) $ (28) $ (19) $ (110) Loss ratio 69.5 83.1 72.9 76.8 88.6 88.2 106.3 92.2 75.5 93.9 Expense ratio 28.9 29.0 28.8 26.4 27.7 26.8 27.6 29.5 28.3 27.8 Combined ratio 98.4 112.1 101.7 103.2 116.3 115.0 133.9 121.7 103.8 121.7 Effect of catastrophe losses on combined ratio 1.6 10.5 1.7 5.6 5.7 5.5 9.5 7.0 4.8 6.9 Effect of prior year reserve reestimates on combined ratio 9.3 5.6 (1.7) 1.6 4.9 10.3 18.1 15.5 3.6 12.2 Effect of catastrophe losses included in prior year reserve reestimates on combined ratio - 0.8 (0.9) 0.8 0.8 - 0.8 2.4 0.2 1.0 (1) Commercial lines are all Allstate brand products. THE ALLSTATE CORPORATION COMMERCIAL LINES PROFITABILITY MEASURES (1) Three months ended Twelve months ended ($ in millions)

THE ALLSTATE CORPORATION
DISCONTINUED LINES AND COVERAGES RESERVES
($ in millions)

(net of reinsurance)	Three months ended Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Twelve months ended December 31, 2017	2016	2015	2014	2013
Asbestos claims									
Beginning reserves	$ 908	$ 867	$ 891	$ 912	$ 912	$ 960	$ 1,014	$ 1,017	$ 1,026
Incurred claims and claims expense	-	61	-	-	61	67	39	87	74
Claims and claims expense paid	(24)	(20)	(24)	(21)	(89)	(115)	(93)	(90)	(83)
Ending reserves	$ 884	$ 908	$ 867	$ 891	$ 884	$ 912	$ 960	$ 1,014	$ 1,017
Claims and claims expense paid as a percent of ending reserves	2.7%	2.2%	2.8%	2.4%	10.1%	12.6%	9.7%	8.9%	8.2%
Environmental claims									
Beginning reserves	$ 175	$ 166	$ 178	$ 179	$ 179	$ 179	$ 203	$ 208	$ 193
Incurred claims and claims expense	-	10	-	-	10	23	1	15	30
Claims and claims expense paid	(9)	(1)	(12)	(1)	(23)	(23)	(25)	(20)	(15)
Ending reserves	$ 166	$ 175	$ 166	$ 178	$ 166	$ 179	$ 179	$ 203	$ 208
Claims and claims expense paid as a percent of ending reserves	5.4%	0.6%	7.2%	0.6%	13.9%	12.8%	14.0%	9.9%	7.2%
Other claims [(1)]									
Beginning reserves	$ 363	$ 350	$ 349	$ 354	$ 354	$ 377	$ 395	$ 421	$ 418
Incurred claims and claims expense	3	17	3	2	25	15	13	11	38
Claims and claims expense paid	(9)	(4)	(2)	(7)	(22)	(38)	(31)	(37)	(35)
Ending reserves	$ 357	$ 363	$ 350	$ 349	$ 357	$ 354	$ 377	$ 395	$ 421
Claims and claims expense paid as a percent of ending reserves	2.5%	1.1%	0.6%	2.0%	6.2%	10.7%	8.2%	9.4%	8.3%
Total claims [(2)]									
Beginning reserves	$ 1,446	$ 1,383	$ 1,418	$ 1,445	$ 1,445	$ 1,516	$ 1,612	$ 1,646	$ 1,637
Incurred claims and claims expense	3	88	3	2	96	105	53	113	142
Claims and claims expense paid	(42)	(25)	(38)	(29)	(134)	(176)	(149)	(147)	(133)
Ending reserves	$ 1,407	$ 1,446	$ 1,383	$ 1,418	$ 1,407	$ 1,445	$ 1,516	$ 1,612	$ 1,646
Claims and claims expense paid as a percent of ending reserves	3.0%	1.7%	2.7%	2.0%	9.5%	12.2%	9.8%	9.1%	8.1%

(1) Other claims include other mass torts, workers' compensation, commercial and other.

(2) The 3-year survival ratio for the combined asbestos, environmental and other claims was 9.2, 9.2, 10.6, 12.0 and 14.2 for year-end 2017, 2016, 2015, 2014 and 2013, respectively, and is calculated by taking the ending reserves divided by net payments made during the year.

37

38 Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2017 2017 2017 2017 2016 2016 2016 2016 2017 2016 Net premiums written $ 309 $ 272 $ 259 $ 254 $ 158 $ 185 $ 183 $ 183 $ 1,094 $ 709 Net premiums earned $ 231 $ 225 $ 211 $ 200 $ 145 $ 150 $ 142 $ 143 $ 867 $ 580 Intersegment insurance premiums and service fees 28 26 28 28 32 33 33 7 110 105 Net investment income 5 4 4 3 4 3 3 3 16 13 Claims and claims expense (90) (106) (83) (90) (60) (71) (65) (62) (369) (258) Amortization of deferred policy acquisition costs (79) (78) (72) (67) (57) (55) (52) (50) (296) (214) Operating costs and expenses (116) (98) (98) (89) (65) (61) (61) (36) (401) (223) Amortization of purchased intangible assets (23) (23) (23) (23) - - - - (92) - Restructuring and related charges (11) (1) (1) - - - - - (13) - Income tax benefit (expense) on operations 150 19 11 13 2 - - (2) 193 - Net income (loss) applicable to common shareholders 95 (32) (23) (25) 1 (1) - 3 15 3 Realized capital gains and losses, after-tax - - - - - - - - - - Amortization of purchased intangible assets, after-tax 15 15 15 15 - - - - 60 - Tax Legislation benefit (134) - - - - - - - (134) - Adjusted net (loss) income $ (24) $ (17) $ (8) $ (10) $ 1 $ (1) $ - $ 3 $ (59) $ 3 Allstate Roadside Services Net premiums written $ 60 $ 68 $ 66 $ 69 $ 67 $ 79 $ 77 $ 77 $ 263 $ 300 Net premiums earned 64 69 67 68 73 81 77 78 268 309 Intersegment insurance premiums and service fees 8 7 8 8 7 8 8 7 31 30 Net investment income - 1 - - 1 - - - 1 1 Claims and claims expense (35) (38) (35) (32) (39) (50) (43) (41) (140) (173) Amortization of deferred policy acquisition costs (4) (4) (5) (5) (5) (6) (6) (7) (18) (24) Operating costs and other expenses (44) (42) (42) (43) (44) (42) (38) (37) (171) (161) Restructuring and related charges - (1) (1) - - - - - (2) - Income tax benefit 8 3 3 1 2 3 1 - 15 6 Net loss $ (3) $ (5) $ (5) $ (3) $ (5) $ (6) $ (1) $ - $ (16) $ (12) Tax Legislation benefit (4) - - - - - - - (4) - Adjusted net loss $ (7) $ (5) $ (5) $ (3) $ (5) $ (6) $ (1) $ - $ (20) $ (12) Allstate Dealer Services Net premiums written $ 93 $ 100 $ 108 $ 104 $ 91 $ 106 $ 106 $ 106 $ 405 $ 409 Net premiums earned 79 78 74 73 72 69 65 65 304 271 Net investment income 4 3 4 3 3 3 3 3 14 12 Claims and claims expense (18) (27) (20) (22) (21) (21) (22) (21) (87) (85) Amortization of deferred policy acquisition costs (62) (63) (57) (54) (52) (49) (46) (43) (236) (190) Operating costs and other expenses (3) 2 2 - (1) - (3) 1 1 (3) Income tax benefit (expense) 70 3 (1) - 1 (1) 1 (2) 72 (1) Net (loss) income $ 70 $ (4) $ 2 $ - $ 2 $ 1 $ (2) $ 3 $ 68 $ 4 Tax Legislation benefit (70) - - - - - - - (70) - Adjusted net (loss) income $ - $ (4) $ 2 $ - $ 2 $ 1 $ (2) $ 3 $ (2) $ 4 Arity (2) Intersegment service fees $ 20 $ 19 $ 20 $ 20 $ 25 $ 25 $ 25 $ - $ 79 $ 75 Net investment income - - - - - - - - - - Operating costs and other expenses (25) (26) (27) (19) (20) (19) (20) - (97) (59) Income tax benefit (expense) (3) 3 1 - (1) (2) (2) - 1 (5) Net (loss) income $ (8) $ (4) $ (6) $ 1 $ 4 $ 4 $ 3 $ - $ (17) $ 11 Tax Legislation expense 2 - - - - - - - 2 - Adjusted net (loss) income $ (6) $ (4) $ (6) $ 1 $ 4 $ 4 $ 3 $ - $ (15) $ 11 (1) (2) There are no premiums written or earned for Arity. THE ALLSTATE CORPORATION SERVICE BUSINESSES SEGMENT RESULTS (1) ($ in millions) Three months ended Twelve months ended Service Businesses results include SquareTrade. SquareTrade was acquired on January 3, 2017 and is only included for the quarters and year-to-date periods of 2017. Further details related to SquareTrade results are on page 39.

39 Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2017 2017 2017 2017 2016 2016 2016 2016 2017 2016 Net premiums written $ 156 $ 104 $ 85 $ 81 $ - $ - $ - $ - $ 426 $ - Net premiums earned $ 88 $ 78 $ 70 $ 59 $ - $ - $ - $ - $ 295 $ - Net investment income 1 - - - - - - - 1 - Realized capital gains and losses - - - - - - - - - - Claims and claims expense (37) (40) (29) (2) (36) - - - - (142) - Amortization of deferred policy acquisition costs (13) (11) (10) (8) - - - - (42) - Other costs and expenses (44) (33) (30) (27) - - - - (134) - Amortization of purchased intangible assets (23) (23) (23) (23) - - - - (92) - Restructuring and related charges (11) - - - - - - - (11) - Income tax benefit 75 10 8 12 - - - - 105 - Net income (loss) applicable to common shareholders $ 36 $ (19) $ (14) $ (23) $ - $ - $ - $ - $ (20) $ - Realized capital gains and losses, after-tax - - - - - - - - - - Amortization of purchased intangible assets, after-tax 15 15 15 15 - - - - 60 - Tax Legislation benefit (62) - - - - - - - (62) - Adjusted net (loss) income $ (11) $ (4) $ 1 $ (8) $ - $ - $ - $ - $ (22) $ - Fair value adjustments, after-tax (3) 3 2 3 4 - - - - 12 - Adjusted net (loss) income, excluding purchase accounting adjustments * $ (8) $ (2) $ 4 $ (4) $ - $ - $ - $ - $ (10) $ - Protection Plans in Force (in thousands) (4) (5) 38,719 34,078 31,258 29,907 - - - - 38,719 - New Issued Protection Plans (in thousands) (6) 8,210 5,122 3,586 3,840 - - - - 20,758 - (1) (2) (3) (4) (5) (6) In connection with the acquisition, purchase accounting adjustments made to recognize the acquired assets and liabilities at their fair value for unearned premiums, contractual liability insurance policy premium expenses, and commissions paid to retailers recorded as of the acquisition date are earned over the life of the in force contracts or approximately three years. SquareTrade had PIF of 28.5 million, 25.8 million, 24.4 million and 23.0 million at December 31, 2016, September 30, 2016, June 30, 2016, and March 31, 2016, respectively. These numbers are prior to the acquisition of SquareTrade on January 3, 2017 and are not reflected in the periods above. Protection plan terms generally range between one and five years with an average term of three years. SquareTrade had new issued protection plans of 5.1 million, 2.8 million, 2.6 million and 2.4 million at December 31, 2016, September 30, 2016, June 30, 2016, and March 31, 2016, respectively. These numbers are prior to the acquisition of SquareTrade on January 3, 2017 and are not reflected in the periods above. THE ALLSTATE CORPORATION SQUARETRADE RESULTS (1) ($ in millions) SquareTrade was acquired on January 3, 2017 and is only included for the quarters and year-to-date periods of 2017. Includes a $6 million favorable adjustment for loss experience. Three months ended Twelve months ended

THE ALLSTATE CORPORATION
ALLSTATE LIFE SEGMENT RESULTS AND OTHER STATISTICS
($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2017	Dec. 31, 2016
Premiums	$ 149	$ 141	$ 140	$ 140	$ 140	$ 134	$ 131	$ 130	$ 570	$ 535
Contract charges	175	175	179	181	178	176	179	182	710	715
Net investment income	127	119	123	120	124	120	118	120	489	482
Contract benefits	(210)	(173)	(187)	(195)	(188)	(197)	(177)	(180)	(765)	(742)
Interest credited to contractholder funds	(71)	(71)	(71)	(69)	(72)	(72)	(71)	(70)	(282)	(285)
Amortization of deferred policy acquisition costs	(27)	(25)	(35)	(32)	(32)	(30)	(32)	(31)	(119)	(125)
Operating costs and expenses	(65)	(56)	(58)	(59)	(56)	(59)	(54)	(56)	(238)	(225)
Restructuring and related charges	(1)	(1)	-	-	-	-	(1)	-	(2)	(1)
Income tax expense on operations	(20)	(35)	(28)	(27)	(28)	(21)	(29)	(29)	(110)	(107)
Adjusted net income	57	74	63	59	66	51	64	66	253	247
Realized capital gains and losses, after-tax	-	1	-	1	(7)	(7)	(2)	(8)	2	(24)
DAC and DSI amortization relating to realized capital gains and losses, after-tax	(2)	(2)	(3)	(3)	(1)	(1)	(1)	(1)	(10)	(4)
Tax Legislation benefit	332	-	-	-	-	-	-	-	332	-
Net income applicable to common shareholders	$ 387	$ 73	$ 60	$ 57	$ 58	$ 43	$ 61	$ 57	$ 577	$ 219
Premiums and Contract Charges by Product										
Traditional life insurance premiums	$ 148	$ 141	$ 139	$ 140	$ 140	$ 133	$ 130	$ 130	$ 568	$ 533
Accident and health insurance premiums	1	-	1	-	-	1	1	-	2	2
Interest-sensitive life insurance contract charges	175	175	179	181	178	176	179	182	710	715
Total	$ 324	$ 316	$ 319	$ 321	$ 318	$ 310	$ 310	$ 312	$ 1,280	$ 1,250
Proprietary Life Insurance Policies Sold by Allstate Agencies (1)(2)	43,318	28,962	31,447	25,970	38,614	27,481	29,839	25,458	129,697	121,392
Policies in Force (in thousands) (3)										
Life insurance										
Allstate agencies	1,903	1,893	1,891	1,887	1,889	1,884	1,883	1,880	1,903	1,889
Closed channels	121	123	126	127	131	132	136	138	121	131
Accident and health insurance	2	3	3	3	3	3	3	3	2	3
Total	2,026	2,019	2,020	2,017	2,023	2,019	2,022	2,021	2,026	2,023

(1) Policies sold reduced by lapses within twelve months of sale.

(2) Allstate exclusive agencies and exclusive financial specialists also sell non-proprietary retirement and investment products, including mutual funds, fixed and variable annuities, disability insurance, and long-term care insurance to provide a broad suite of protection and retirement products. As of December 31, 2017, Allstate agencies had approximately $16.8 billion of nonproprietary mutual funds and fixed and variable annuity account balances under management. New and additional deposits into these non-proprietary products were $2.1 billion in the twelve months ended December 31, 2017.

(3) Reflect the number of contracts in force.

40

THE ALLSTATE CORPORATION
ALLSTATE LIFE ANALYSIS OF NET INCOME
($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2017	Dec. 31, 2016
Benefit spread										
Premiums	$ 149	$ 141	$ 140	$ 140	$ 140	$ 134	$ 131	$ 130	$ 570	$ 535
Cost of insurance contract charges [(1)]	119	121	123	124	121	120	122	125	487	488
Contract benefits	(210)	(173)	(187)	(195)	(188)	(197)	(177)	(180)	(765)	(742)
Total benefit spread	58	89	76	69	73	57	76	75	292	281
Investment spread										
Net investment income	127	119	123	120	124	120	118	120	489	482
Interest credited to contractholder funds	(71)	(71)	(71)	(69)	(72)	(72)	(71)	(70)	(282)	(285)
Total investment spread	56	48	52	51	52	48	47	50	207	197
Surrender charges and contract maintenance expense fees [(1)]	56	54	56	57	57	56	57	57	223	227
Realized capital gains and losses	1	2	1	1	(13)	(10)	(3)	(12)	5	(38)
Amortization of deferred policy acquisition costs	(30)	(29)	(39)	(36)	(33)	(31)	(34)	(33)	(134)	(131)
Operating costs and expenses	(65)	(56)	(58)	(59)	(56)	(59)	(54)	(56)	(238)	(225)
Restructuring and related charges	(1)	(1)	-	-	-	-	(1)	-	(2)	(1)
Income tax benefit (expense)	312	(34)	(28)	(26)	(22)	(18)	(27)	(24)	224	(91)
Net income applicable to common shareholders	$ 387	$ 73	$ 60	$ 57	$ 58	$ 43	$ 61	$ 57	$ 577	$ 219
[(1)] **Reconciliation of contract charges**										
Cost of insurance contract charges	$ 119	$ 121	$ 123	$ 124	$ 121	$ 120	$ 122	$ 125	$ 487	$ 488
Surrender charges and contract maintenance expense fees	56	54	56	57	57	56	57	57	223	227
Total contract charges	$ 175	$ 175	$ 179	$ 181	$ 178	$ 176	$ 179	$ 182	$ 710	$ 715

41

42 Dec. 31, 2017 Return on Equity Numerator: Net income applicable to common shareholders $ 577 Denominator: Ending equity (1) $ 2,591 Return on equity (2) 22.3 % Adjusted Net Income Return on Adjusted Equity * Numerator: Adjusted net income $ 253 Denominator: Ending equity (1) $ 2,591 Less: Unrealized net capital gains and losses 191 Goodwill 175 Adjusted ending equity $ 2,225 Adjusted net income return on adjusted equity * (2)(3) 11.4% (1) (2) (3) In January 2018, the FASB issued a Proposed Accounting Standards Update titled “Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income,” requiring reclassification of the impact of the newly enacted tax rates on the unrealized balances presented net of tax in accumulated other comprehensive income to retained income. We plan to early adopt the new guidance as of December 31, 2017, when finalized. The impact of the adoption will increase the adjusted net income return on adjusted equity calculation by 0.2 points. Ending equity has been used due to the changes in reportable segments, which was effective October 2017. The Tax Legislation adjustment recorded in fourth quarter 2017 increased return on equity by 11.5 points and decreased adjusted net income return on adjusted equity by 2.0 points. THE ALLSTATE CORPORATION ALLSTATE LIFE RETURN ON EQUITY ($ in millions) Twelve months ended

THE ALLSTATE CORPORATION
ALLSTATE LIFE RESERVES AND CONTRACTHOLDER FUNDS
($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2017	Dec. 31, 2016
Reserve for life-contingent contract benefits										
Traditional life insurance	$ 2,460	$ 2,426	$ 2,420	$ 2,405	$ 2,398	$ 2,372	$ 2,359	$ 2,351	$ 2,460	$ 2,398
Accident health and insurance	176	178	180	179	180	180	180	184	176	180
Total	$ 2,636	$ 2,604	$ 2,600	$ 2,584	$ 2,578	$ 2,552	$ 2,539	$ 2,535	$ 2,636	$ 2,578
Contractholders funds, beginning balance	$ 7,559	$ 7,514	$ 7,497	$ 7,464	$ 7,446	$ 7,410	$ 7,385	$ 7,359	$ 7,464	$ 7,359
Deposits	243	236	243	251	243	250	245	253	973	991
Interest credited	71	71	70	70	72	71	71	70	282	284
Benefits, withdrawals and other adjustments										
Benefits	(58)	(54)	(66)	(63)	(59)	(65)	(62)	(59)	(241)	(245)
Surrenders and partial withdrawals	(64)	(62)	(63)	(65)	(63)	(61)	(62)	(64)	(254)	(250)
Contract charges	(177)	(175)	(176)	(176)	(177)	(176)	(175)	(177)	(704)	(705)
Net transfers from separate accounts	1	-	2	1	-	2	1	1	4	4
Other adjustments	33	29	7	15	2	15	7	2	84	26
Total benefits, withdrawals and other adjustments	(265)	(262)	(296)	(288)	(297)	(285)	(291)	(297)	(1,111)	(1,170)
Contractholder funds, ending balance	$ 7,608	$ 7,559	$ 7,514	$ 7,497	$ 7,464	$ 7,446	$ 7,410	$ 7,385	$ 7,608	$ 7,464

43

THE ALLSTATE CORPORATION
ALLSTATE BENEFITS SEGMENT RESULTS AND OTHER STATISTICS
($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2017	Dec. 31, 2016
Premiums	$ 244	$ 244	$ 241	$ 241	$ 224	$ 227	$ 222	$ 224	$ 970	$ 897
Contract charges	29	29	28	28	28	30	29	27	114	114
Net investment income	18	18	19	17	17	18	18	18	72	71
Contract benefits	(143)	(142)	(143)	(136)	(129)	(131)	(121)	(128)	(564)	(509)
Interest credited to contractholder funds	(9)	(8)	(9)	(9)	(8)	(9)	(10)	(9)	(35)	(36)
Amortization of deferred policy acquisition costs	(37)	(31)	(33)	(41)	(36)	(36)	(35)	(38)	(142)	(145)
Operating costs and expenses	(70)	(65)	(64)	(67)	(62)	(59)	(60)	(59)	(266)	(240)
Restructuring and related charges	(2)	(1)	-	-	-	-	-	-	(3)	-
Income tax expense on operations	(10)	(16)	(14)	(11)	(11)	(15)	(14)	(12)	(51)	(52)
Adjusted net income	20	28	25	22	23	25	29	23	95	100
Realized capital gains and losses, after-tax	(1)	1	-	-	(1)	-	-	(3)	-	(4)
Tax Legislation benefit	51	-	-	-	-	-	-	-	51	-
Net income applicable to common shareholders	$ 70	$ 29	$ 25	$ 22	$ 22	$ 25	$ 29	$ 20	$ 146	$ 96
Benefit ratio (1)	52.4	52.0	53.2	50.6	51.2	51.0	48.2	51.0	52.0	50.3
Operating expense ratio (2)	25.6	23.8	23.8	24.9	24.6	23.0	23.9	23.5	24.5	23.7

(1) Benefit ratio is contract benefits divided by premiums and contract charges.

(2) Operating expense ratio is operating costs and expenses divided by premiums and contract charges.

44

THE ALLSTATE CORPORATION
ALLSTATE BENEFITS SEGMENT PREMIUM AND OTHER STATISTICS
($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2017	Dec. 31, 2016
Premiums and Contract Charges by Product										
Life	$ 40	$ 41	$ 37	$ 37	$ 39	$ 42	$ 37	$ 36	$ 155	$ 154
Accident	68	70	71	71	67	68	67	68	280	270
Critical illness	117	116	116	119	111	110	111	111	468	443
Disability	26	27	25	24	19	20	20	19	102	78
Other health	22	19	20	18	16	17	16	17	79	66
Total	$ 273	$ 273	$ 269	$ 269	$ 252	$ 257	$ 251	$ 251	$ 1,084	$ 1,011
New Annualized Premium Sales by Product (1)										
Life	$ 18	$ 10	$ 11	$ 9	$ 18	$ 9	$ 10	$ 11	$ 48	$ 48
Accident	55	21	21	25	48	23	22	25	122	118
Critical illness	74	22	23	28	70	22	24	29	147	145
Disability	13	9	10	29	13	7	7	7	61	34
Other health	35	7	8	16	28	8	7	10	66	53
Total	$ 195	$ 69	$ 73	$ 107	$ 177	$ 69	$ 70	$ 82	$ 444	$ 398
Annualized Premium Inforce (2)	$ 1,185	$ 1,187	$ 1,193	$ 1,179	$ 1,107	$ 1,102	$ 1,104	$ 1,093	$ 1,185	$ 1,107
Policies in Force (in thousands) (3)										
Life insurance	458	460	466	462	458	461	461	451	458	458
Accident and health insurance	3,575	3,575	3,598	3,530	3,297	3,272	3,291	3,275	3,575	3,297
Total	4,033	4,035	4,064	3,992	3,755	3,733	3,752	3,726	4,033	3,755

(1) New annualized premium sales reflects annualized premiums at initial customer enrollment (including new accounts and new employees or policies of existing accounts), reduced by an estimate for certain policies that are expected to lapse. A significant portion of Allstate Benefits business is seasonally written in the fourth quarter during many clients' annual employee benefits enrollment.

(2) Premium amount paid annually for all active policies, which have not been cancelled.

(3) Individual life insurance policies reflect the number of contracts in force. Group life and accident and health insurance reflect certificate counts as opposed to group counts.

45

46 Dec. 31, 2017 Return on Equity Numerator: Net income applicable to common shareholders $ 146 Denominator: Ending equity (1) $ 801 Return on equity (2) 18.2 % Adjusted Net Income Return on Adjusted Equity * Numerator: Adjusted net income $ 95 Denominator: Ending equity (1) $ 801 Less: Unrealized net capital gains and losses 47 Goodwill 96 Adjusted ending equity $ 658 Adjusted net income return on adjusted equity * (2)(3) 14.4% (1) (2) (3) In January 2018, the FASB issued a Proposed Accounting Standards Update titled “Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income,” requiring reclassification of the impact of the newly enacted tax rates on the unrealized balances presented net of tax in accumulated other comprehensive income to retained income. We plan to early adopt the new guidance as of December 31, 2017, when finalized. The impact of the adoption will increase the adjusted net income return on adjusted equity calculation by 0.3 points. Ending equity has been used due to the changes in reportable segments, which was effective October 2017. The Tax Legislation adjustment recorded in fourth quarter 2017 increased return on equity by 5.5 points and decreased adjusted net income return on adjusted equity by 1.3 points. THE ALLSTATE CORPORATION ALLSTATE BENEFITS RETURN ON EQUITY ($ in millions) Twelve months ended

47 Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2017 2017 2017 2017 2016 2016 2016 2016 2017 2016 Contract charges $ 4 $ 4 $ 3 $ 3 $ 4 $ 4 $ 3 $ 3 $ 14 $ 14 Net investment income 338 324 354 289 312 289 299 281 1,305 1,181 Contract benefits (154) (141) (156) (143) (147) (156) (156) (147) (594) (606) Interest credited to contractholder funds (90) (94) (93) (95) (97) (102) (98) (105) (372) (402) Amortization of deferred policy acquisition costs (2) (2) (1) (2) (2) (2) (1) (2) (7) (7) Operating costs and expenses (9) (9) (8) (9) (9) (8) (7) (8) (35) (32) Restructuring and related charges - 1 (1) - - - - - - - Income tax expense on operations (32) (28) (33) (14) (20) (7) (13) (7) (107) (47) Adjusted net income 55 55 65 29 41 18 27 15 204 101 Realized capital gains and losses, after-tax 22 11 (3) (2) - (7) 2 (21) 28 (26) Valuation changes on embedded derivatives not hedged, after-tax 2 (1) (1) - 6 - (4) (4) - (2) Gain on disposition of operations, after-tax 1 1 - 2 - 1 1 1 4 3 Tax Legislation benefit 182 - - - - - - - 182 - Net income applicable to common shareholders $ 262 $ 66 $ 61 $ 29 $ 47 $ 12 $ 26 $ (9) $ 418 $ 76 Policies in Force (in thousands) (1) Deferred annuities 142 145 148 152 156 160 163 168 142 156 Immediate annuities 89 91 92 94 95 96 98 99 89 95 231 236 240 246 251 256 261 267 231 251 (1) Allstate Annuities in force reflect the number of contracts in force excluding sold blocks of business that remain on the balance sheet due to the dispositions of the business being effected through reinsurance arrangements. THE ALLSTATE CORPORATION ALLSTATE ANNUITIES SEGMENT RESULTS AND OTHER STATISTICS ($ in millions) Three months ended Twelve months ended

THE ALLSTATE CORPORATION
ALLSTATE ANNUITIES ANALYSIS OF NET INCOME
($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2017	Dec. 31, 2016
Benefit spread										
Cost of insurance contract charges [(1)]	$ 3	$ 3	$ 1	$ 2	$ 3	$ 2	$ 2	$ 2	$ 9	$ 9
Contract benefits excluding the implied interest on immediate annuities with life contingencies [(2)]	(29)	(17)	(30)	(17)	(19)	(30)	(27)	(19)	(93)	(95)
Total benefit spread	(26)	(14)	(29)	(15)	(16)	(28)	(25)	(17)	(84)	(86)
Investment spread										
Net investment income [(3)]	338	324	354	289	312	289	299	281	1,305	1,181
Implied interest on immediate annuities with life contingencies [(2)]	(125)	(124)	(126)	(126)	(128)	(126)	(129)	(128)	(501)	(511)
Interest credited to contractholder funds	(88)	(95)	(95)	(95)	(88)	(102)	(104)	(111)	(373)	(405)
Total investment spread	125	105	133	68	96	61	66	42	431	265
Surrender charges and contract maintenance expense fees [(1)]	1	1	2	1	1	2	1	1	5	5
Realized capital gains and losses	33	18	(5)	(2)	1	(10)	3	(32)	44	(38)
Amortization of deferred policy acquisition costs	(2)	(2)	(1)	(2)	(2)	(2)	(1)	(2)	(7)	(7)
Operating costs and expenses	(9)	(9)	(8)	(9)	(9)	(8)	(7)	(8)	(35)	(32)
Restructuring and related charges	-	1	(1)	-	-	-	-	-	-	-
Gain on disposition of operations	1	1	2	2	1	1	1	2	6	5
Income tax benefit (expense)	139	(35)	(32)	(14)	(25)	(4)	(12)	5	58	(36)
Net income applicable to common shareholders	$ 262	$ 66	$ 61	$ 29	$ 47	$ 12	$ 26	$ (9)	$ 418	$ 76
[(1)] **Reconciliation of contract charges**										
Cost of insurance contract charges	$ 3	$ 3	$ 1	$ 2	$ 3	$ 2	$ 2	$ 2	$ 9	$ 9
Surrender charges and contract maintenance expense fees	1	1	2	1	1	2	1	1	5	5
Total contract charges	$ 4	$ 4	$ 3	$ 3	$ 4	$ 4	$ 3	$ 3	$ 14	$ 14
[(2)] **Reconciliation of contract benefits**										
Contract benefits excluding the implied interest on immediate annuities with life contingencies	$ (29)	$ (17)	$ (30)	$ (17)	$ (19)	$ (30)	$ (27)	$ (19)	$ (93)	$ (95)
Implied interest on immediate annuities with life contingencies	(125)	(124)	(126)	(126)	(128)	(126)	(129)	(128)	(501)	(511)
Total contract benefits	$ (154)	$ (141)	$ (156)	$ (143)	$ (147)	$ (156)	$ (156)	$ (147)	$ (594)	$ (606)
[(3)] **Performance-based net investment income**	$ 142	$ 115	$ 137	$ 69	$ 97	$ 67	$ 67	$ 63	$ 463	$ 294

48

49 Dec. 31, 2017 Return on Equity Numerator: Net income applicable to common shareholders $ 418 Denominator: Ending equity (1) $ 4,947 Return on equity (2) 8.4 % Adjusted Net Income Return on Adjusted Equity * Numerator: Adjusted net income $ 204 Denominator: Ending equity (1) $ 4,947 Less: Unrealized net capital gains and losses 500 Adjusted ending equity $ 4,447 Adjusted net income return on adjusted equity * (2)(3) 4.6% (1) (2) (3) In January 2018, the FASB issued a Proposed Accounting Standards Update titled “Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income,” requiring reclassification of the impact of the newly enacted tax rates on the unrealized balances presented net of tax in accumulated other comprehensive income to retained income. We plan to early adopt the new guidance as of December 31, 2017, when finalized. The impact of the adoption will increase the adjusted net income return on adjusted equity calculation by 0.1 points. Ending equity has been used due to the changes in reportable segments, which was effective October 2017. The Tax Legislation adjustment recorded in fourth quarter 2017 increased return on equity by 3.4 points and decreased adjusted net income return on adjusted equity by 0.2 points. THE ALLSTATE CORPORATION ALLSTATE ANNUITIES RETURN ON EQUITY ($ in millions) Twelve months ended

50 Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2017 2017 2017 2017 2016 2016 2016 2016 2017 2016 Reserve for life-contingent contract benefits Immediate fixed annuities with life contingencies: Sub-standard structured settlements and group pension terminations (1) $ 5,284 $ 5,027 $ 5,034 $ 5,033 $ 5,029 $ 5,028 $ 5,028 $ 5,028 $ 5,284 $ 5,029 Standard structured settlements and SPIA (2) 3,565 3,525 3,545 3,559 3,592 3,617 3,628 3,659 3,565 3,592 Subtotal (3) 8,849 8,552 8,579 8,592 8,621 8,645 8,656 8,687 8,849 8,621 Other 85 92 95 101 100 107 111 98 85 100 Total $ 8,934 $ 8,644 $ 8,674 $ 8,693 $ 8,721 $ 8,752 $ 8,767 $ 8,785 $ 8,934 $ 8,721 Contractholder funds Deferred fixed annuities $ 8,128 $ 8,341 $ 8,523 $ 8,722 $ 8,921 $ 9,115 $ 9,321 $ 9,555 $ 8,128 $ 8,921 Immediate fixed annuities without life contingencies (4) 2,700 2,744 2,792 2,831 2,874 2,928 2,998 3,040 2,700 2,874 Other (5) 108 119 113 116 120 216 241 241 108 120 Total $ 10,936 $ 11,204 $ 11,428 $ 11,669 $ 11,915 $ 12,259 $ 12,560 $ 12,836 $ 10,936 $ 11,915 Contractholders funds, beginning balance $ 11,204 $ 11,428 $ 11,669 $ 11,915 $ 12,259 $ 12,560 $ 12,836 $ 13,070 $ 11,915 $ 13,070 Deposits 5 6 6 11 13 8 11 10 28 42 Interest credited 88 94 94 94 87 102 104 110 370 403 Benefits, withdrawals, maturities and other adjustments Benefits (149) (163) (160) (166) (168) (188) (160) (189) (638) (705) Surrenders and partial withdrawals (197) (165) (180) (181) (169) (205) (231) (175) (723) (780) Maturities of and interest payments on institutional products - - - - (86) - - - - (86) Contract charges (3) (3) (1) (2) (3) (2) (2) (2) (9) (9) Net transfers from separate accounts - - - 1 1 - - - 1 1 Other adjustments (12) 7 - (3) (19) (16) 2 12 (8) (21) Total benefits, withdrawals, maturities and other adjustments (361) (324) (341) (351) (444) (411) (391) (354) (1,377) (1,600) Contractholder funds, ending balance $ 10,936 $ 11,204 $ 11,428 $ 11,669 $ 11,915 $ 12,259 $ 12,560 $ 12,836 $ 10,936 $ 11,915 (1) (2) (3) (4) (5) Period certain structured settlements and single premium immediate annuities without life contingencies. Includes $85 million related to institutional products in September 30, 2016, June 30, 2016 and March 31, 2016. THE ALLSTATE CORPORATION ALLSTATE ANNUITIES RESERVES AND CONTRACTHOLDER FUNDS ($ in millions) Three months ended Twelve months ended Life-contingent structured settlement annuities for annuitants with standard life expectancy and single premium immediate annuities with life contingencies. Structured settlement annuities for severe injuries or other health impairments which significantly reduced their life expectancy at the time the annuity was issued and group annuity contracts issued to sponsors of terminated pension plans. To the extent that unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, a premium deficiency reserve is recorded for certain immediate annuities with life contingencies. A liability of $315 million is included in the reserve for life-contingent contract benefits with respect to this deficiency as of December 31, 2017. The offset to this liability is recorded as a reduction of the unrealized net capital gains included in accumulated other comprehensive income. The liability was zero for all other periods presented here.

51 Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2017 2017 2017 2017 2016 2016 2016 2016 2017 2016 Net investment income $ 10 $ 10 $ 10 $ 11 $ 10 $ 11 $ 11 $ 10 $ 41 $ 42 Operating costs and expenses (44) (1) (93) (1) (9) (8) (9) (7) (7) (6) (154) (1) (29) Interest expense (84) (82) (83) (85) (77) (73) (72) (73) (334) (295) Income tax benefit on operations 43 60 31 30 29 26 26 25 164 106 Preferred stock dividends (29) (29) (29) (29) (29) (29) (29) (29) (116) (116) Adjusted net loss (104) (134) (80) (81) (76) (72) (71) (73) (399) (292) Realized capital gains and losses, after-tax (4) - - - (1) - (1) - (4) (2) Business combination expenses, after-tax (2) - (1) - (13) - - - - (14) - Goodwill impairment (125) - - - - - - - (125) - Tax Legislation expense (128) - - - - - - - (128) - Net loss applicable to common shareholders $ (361) $ (135) $ (80) $ (94) $ (77) $ (72) $ (72) $ (73) $ (670) $ (294) (1) (2) Relates to SquareTrade acquisition on January 3, 2017. Includes a pension settlement loss of $36 million and $86 million for the three months ended December 31, 2017 and September 30, 2017, respectively. THE ALLSTATE CORPORATION CORPORATE AND OTHER SEGMENT RESULTS ($ in millions) Three months ended Twelve months ended

THE ALLSTATE CORPORATION
CONSOLIDATED INVESTMENTS
($ in millions)

	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016
Consolidated Investments								
Fixed income securities, at fair value:								
Tax-exempt	$ 6,010	$ 5,479	$ 5,520	$ 5,164	$ 4,982	$ 5,399	$ 5,223	$ 5,059
Taxable	52,982	53,912	53,136	53,472	52,857	54,907	52,906	52,232
Equity securities, at fair value [1]	6,621	6,434	6,117	5,685	5,666	5,288	5,265	5,117
Mortgage loans	4,534	4,322	4,336	4,349	4,486	4,396	4,453	4,302
Limited partnership interests [2]	6,740	6,600	6,206	5,982	5,814	5,588	5,407	5,091
Short-term, at fair value	1,944	2,198	2,175	2,753	4,288	1,863	2,850	3,526
Other	3,972	3,826	3,815	3,738	3,706	3,663	3,590	3,550
Total	$ 82,803	$ 82,771	$ 81,305	$ 81,143	$ 81,799	$ 81,104	$ 79,694	$ 78,877
Fixed income securities, amortized cost:								
Tax-exempt	$ 6,011	$ 5,440	$ 5,482	$ 5,165	$ 5,025	$ 5,307	$ 5,096	$ 4,955
Taxable	51,514	52,168	51,419	52,029	51,551	52,468	50,674	50,672
Ratio of fair value to amortized cost	102.6 %	103.1 %	103.1 %	102.5 %	102.2 %	104.4 %	104.2 %	103.0 %
Equity securities, cost	$ 5,461	$ 5,468	$ 5,321	$ 5,026	$ 5,157	$ 4,800	$ 4,924	$ 4,792
Short-term, amortized cost	1,944	2,198	2,175	2,753	4,288	1,863	2,850	3,526

(1) Equity securities may include investments in exchange traded and mutual funds whose underlying investments are fixed income securities.
(2) As of December 31, 2017, we have commitments to invest in additional limited partnership interests totaling $3.2 billion.

52

THE ALLSTATE CORPORATION
INVESTMENTS BY SEGMENT
($ in millions)

	As of December 31, 2017						
	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Total
Investments by Segment							
Fixed income securities, at fair value:							
Tax-exempt	$ 5,441	$ 2	$ -	$ -	$ 18	$ 549	$ 6,010
Taxable	26,299	755	7,904	1,159	15,673	1,192	52,982
Equity securities, at fair value [(1)]	4,752	144	42	89	1,584	10	6,621
Mortgage loans	394	-	1,823	195	2,122	-	4,534
Limited partnership interests	3,599	-	-	-	3,141	-	6,740
Short-term, at fair value	909	53	228	18	529	207	1,944
Other	1,789	-	1,213	315	655	-	3,972
Total	$ 43,183	$ 954	$ 11,210	$ 1,776	$ 23,722	$ 1,958	$ 82,803
Fixed income securities, amortized cost:							
Tax-exempt	$ 5,448	$ 2	$ -	$ -	$ 18	$ 543	$ 6,011
Taxable	26,139	758	7,413	1,116	14,896	1,192	51,514
Ratio of fair value to amortized cost	100.5 %	99.6 %	106.6 %	103.9 %	105.2 %	100.3 %	102.6 %
Equity securities, cost	$ 3,932	$ 144	$ 41	$ 57	$ 1,277	$ 10	$ 5,461
Short-term, amortized cost	909	53	228	18	529	207	1,944
Fixed income securities portfolio duration (in years) [(2)]	3.28	2.68	5.70	5.01	4.13	2.30	3.83

(1) Equity securities may include investments in exchange traded and mutual funds whose underlying investments are fixed income securities.
(2) Duration measures the price sensitivity of assets and liabilities to changes in interest rates.

53

THE ALLSTATE CORPORATION
UNREALIZED NET CAPITAL GAINS AND LOSSES ON SECURITY PORTFOLIO BY TYPE
($ in millions)

	December 31, 2017			September 30, 2017			June 30, 2017		
	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [(1)]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [(1)]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [(1)]
Fixed income securities									
U.S. government and agencies	$ 36	$ 3,616	101.0	$ 57	$ 3,900	101.5	$ 63	$ 3,426	101.9
Municipal	275	8,328	103.4	310	7,794	104.1	312	7,855	104.1
Corporate	1,030	44,026	102.4	1,287	44,546	103.0	1,244	44,251	102.9
Foreign government	16	1,021	101.6	16	1,093	101.5	28	1,047	102.7
Asset-backed securities ("ABS")	6	1,272	100.5	7	1,270	100.6	6	1,243	100.5
Residential mortgage-backed securities ("RMBS")	98	578	120.4	99	611	119.3	92	641	116.8
Commercial mortgage-backed securities ("CMBS")	4	128	103.2	4	153	102.7	7	170	104.3
Redeemable preferred stock	2	23	109.5	3	24	114.3	3	23	115.0
Total fixed income securities	1,467	58,992	102.6	1,783	59,391	103.1	1,755	58,656	103.1
Equity securities [(2)]	1,160	6,621	121.2	966	6,434	117.7	796	6,117	115.0
Short-term investments	-	1,944	100.0	-	2,198	100.0	-	2,175	100.0
Derivatives	(1)	127	n/a	(2)	101	n/a	(1)	108	n/a
EMA limited partnership interests [(3)]	1	n/a	n/a	-	n/a	n/a	(1)	n/a	n/a
Unrealized net capital gains and losses, pre-tax	2,627			2,747			2,549		
Amounts recognized for:									
Insurance reserves [(4)]	(315)			-			-		
DAC and DSI [(5)]	(196)			(203)			(198)		
Amounts recognized	(511)			(203)			(198)		
Deferred income taxes	(744)			(893)			(825)		
Unrealized net capital gains and losses, after-tax	$ 1,372			$ 1,651			$ 1,526		

	March 31, 2017			December 31, 2016			September 30, 2016		
	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [(1)]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [(1)]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [(1)]
Fixed income securities									
U.S. government and agencies	$ 66	$ 4,395	101.5	$ 65	$ 3,637	101.8	$ 105	$ 4,304	102.5
Municipal	258	7,507	103.6	217	7,333	103.0	470	7,902	106.3
Corporate	992	43,535	102.3	859	43,601	102.0	1,804	44,474	104.2
Foreign government	32	1,027	103.2	32	1,075	103.1	59	1,119	105.6
ABS	3	1,265	100.2	2	1,171	100.2	(3)	1,390	99.8
RMBS	83	672	114.1	77	728	111.8	82	778	111.8
CMBS	5	211	102.4	8	270	103.1	11	315	103.6
Redeemable preferred stock	3	24	114.3	3	24	114.3	3	24	114.3
Total fixed income securities	1,442	58,636	102.5	1,263	57,839	102.2	2,531	60,306	104.4
Equity securities [(2)]	659	5,685	113.1	509	5,666	109.9	488	5,288	110.2
Short-term investments	-	2,753	100.0	-	4,288	100.0	-	1,863	100.0
Derivatives	-	108	n/a	2	111	n/a	1	85	n/a
EMA limited partnership interests [(3)]	-	n/a	n/a	(4)	n/a	n/a	(5)	n/a	n/a
Unrealized net capital gains and losses, pre-tax	2,101			1,770			3,015		
Amounts recognized for:									
Insurance reserves [(4)]	-			-			-		
DAC and DSI [(5)]	(165)			(146)			(216)		
Amounts recognized	(165)			(146)			(216)		
Deferred income taxes	(680)			(571)			(982)		
Unrealized net capital gains and losses, after-tax	$ 1,256			$ 1,053			$ 1,817		

(1) The comparison of percentages from period to period may be distorted by investment transactions such as sales, purchases and impairment write-downs.

(2) Beginning January 1, 2018, due to the adoption of the new accounting standard for the recognition and measurement of financial assets and liabilities, equity securities will be measured at fair value with changes in fair value recognized in net income. The existing unrealized net capital gains and losses, after-tax, will be reclassified to retained income through a cumulative effect adjustment.

(3) Unrealized net capital gains and losses for limited partnership interests represent the Company's share of EMA limited partnerships' other comprehensive income. Fair value and amortized cost are not applicable.

(4) The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency. This adjustment primarily relates to structured settlement annuities with life contingencies (a type of immediate fixed annuities).

(5) The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.

54

55 Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2017 2017 2017 2017 2016 2016 2016 2016 2017 2016 Net Investment Income Fixed income securities $ 514 $ 519 $ 527 $ 518 $ 514 $ 508 $ 520 $ 518 $ 2,078 $ 2,060 Equity securities 44 37 49 44 34 31 44 28 174 137 Mortgage loans 49 52 50 55 55 56 53 53 206 217 Limited partnership interests ("LP") 293 223 253 120 178 136 126 121 889 561 Short-term 9 9 6 6 5 4 3 4 30 16 Other 62 58 60 56 59 55 57 51 236 222 Investment income, before expense 971 898 945 799 845 790 803 775 3,613 3,213 Less: Investment expense (58) (55) (48) (51) (44) (42) (41) (44) (212) (171) Net investment income $ 913 $ 843 $ 897 $ 748 $ 801 $ 748 $ 762 $ 731 $ 3,401 $ 3,042 Interest-bearing investments (1) $ 623 $ 627 $ 631 $ 625 $ 622 $ 613 $ 623 $ 618 $ 2,506 $ 2,476 Equity securities 44 37 49 44 34 31 44 28 174 137 LP and other alternative investments (2) 304 234 265 130 189 146 136 129 933 600 Investment income, before expense $ 971 $ 898 $ 945 $ 799 $ 845 $ 790 $ 803 $ 775 $ 3,613 $ 3,213 Pre-Tax Yields (3) Fixed income securities 3.6% 3.6% 3.7% 3.6% 3.6% 3.6% 3.7% 3.7% 3.6% 3.6 % Equity securities 3.2 2.7 3.8 3.5 2.7 2.5 3.7 2.3 3.3 2.8 Mortgage loans 4.4 4.8 4.6 4.9 5.0 5.0 4.9 4.9 4.7 4.9 Limited partnership interests 17.5 13.9 16.6 8.1 12.5 9.9 9.6 9.7 14.2 10.5 Total portfolio 4.8 4.5 4.7 4.0 4.2 4.0 4.1 4.0 4.5 4.1 Interest-bearing investments 3.7 3.7 3.8 3.7 3.7 3.7 3.8 3.7 3.7 3.7 Realized Capital Gains and Losses (Pre-tax) by Transaction Type Impairment write-downs $ (8) $ (23) $ (28) $ (43) $ (49) $ (63) $ (63) $ (59) $ (102) $ (234) Change in intent write-downs (5) (5) (22) (16) (21) (10) (16) (22) (48) (69) Net other-than-temporary impairment losses recognized in earnings (13) (28) (50) (59) (70) (73) (79) (81) (150) (303) Sales and other 146 148 139 208 47 121 104 (59) 641 213 Valuation and settlements of derivative instruments (6) (17) (8) (15) 25 (15) (1) (9) (46) - Total $ 127 $ 103 $ 81 $ 134 $ 2 $ 33 $ 24 $ (149) $ 445 $ (90) Total Return on Investment Portfolio (4) Income 1.1% 1.0% 1.1% 0.9% 1.0% 0.9% 1.0% 0.9% 4.1% 3.8 % Valuation - 0.5 0.7 0.7 (1.7) 0.4 0.9 1.1 1.8 0.6 Total 1.1% 1.5% 1.8% 1.6% (0.7) % 1.3% 1.9% 2.0% 5.9% 4.4 % Average Investment Balances (in billions) (5) $ 80.1 $ 79.4 $ 78.9 $ 79.5 $ 79.1 $ 77.5 $ 76.9 $ 76.8 $ 79.6 $ 77.7 (1) (2) (3) (4) (5) THE ALLSTATE CORPORATION NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) ($ in millions) Three months ended Twelve months ended Comprise fixed income securities, mortgage loans, short-term investments, and other investments including bank and agent loans and derivatives. Comprise limited partnership interests and other alternative investments, including real estate investments classified as other investments. Quarterly pre-tax yield is calculated as annualized quarterly investment income, before investment expense divided by the average of the current and prior quarter investment balances. Year-to-date pre-tax yield is calculated as annualized year-to-date investment income, before investment expense divided by the average of investment balances at the beginning of the year and the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate and other consolidated investments is net of investee level expenses (depreciation and asset level operating expenses reported in investment expense). For investments carried at fair value, investment balances exclude unrealized capital gains and losses. Total return on investment portfolio is calculated from GAAP results, including the total of net investment income, realized capital gains and losses, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans, cost method limited partnerships, bank loans and agent loans divided by the average fair value balances. Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year. For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded.

THE ALLSTATE CORPORATION
NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY SEGMENT
($ in millions)

	Three months ended December 31, 2017						
	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Total
Net Investment Income							
Fixed income securities	$ 228	$ 4	$ 92	$ 12	$ 168	$ 10	$ 514
Equity securities	32	1	1	1	9	-	44
Mortgage loans	3	-	20	2	24	-	49
Limited partnership interests ("LP")	151	-	-	-	142	-	293
Short-term	5	-	1	-	2	1	9
Other	26	-	18	4	13	1	62
Investment income, before expense	445	5	132	19	358	12	971
Less: Investment expense	(30)	-	(5)	(1)	(20)	(2)	(58)
Net investment income	$ 415	$ 5	$ 127	$ 18	$ 338	$ 10	$ 913
Interest-bearing investments [(1)]	$ 255	$ 4	$ 131	$ 18	$ 203	$ 12	$ 623
Equity securities	32	1	1	1	9	-	44
LP and other alternative investments [(2)]	158	-	-	-	146	-	304
Investment income, before expense	$ 445	$ 5	$ 132	$ 19	$ 358	$ 12	$ 971
Pre-Tax Yields [(3)]							
Fixed income securities	2.9 %	2.0 %	4.9 %	4.2 %	4.6 %	2.3 %	3.6 %
Equity securities	3.4	3.5	3.6	4.3	2.8	0.1	3.2
Mortgage loans	3.8	-	4.5	4.4	4.5	-	4.4
Limited partnership interests	17.1	-	-	-	18.1	-	17.5
Total portfolio	4.2	2.2	4.9	4.5	6.3	2.3	4.8
Interest-bearing investments	3.0	1.9	4.9	4.5	4.5	2.3	3.7
Realized Capital Gains and Losses (Pre-tax) by transaction type							
Impairment write-downs	$ (2)	$ -	$ -	$ -	$ (2)	$ (4)	$ (8)
Change in intent write-downs	(5)	-	-	-	-	-	(5)
Net other-than-temporary impairment losses recognized in earnings	(7)	-	-	-	(2)	(4)	(13)
Sales and other	109	-	1	-	38	(2)	146
Valuation and settlements of derivative instruments	(3)	-	-	-	(3)	-	(6)
Total	$ 99	$ -	$ 1	$ -	$ 33	$ (6)	$ 127

(1) Comprise fixed income securities, mortgage loans, short-term investments, and other investments including bank and agent loans and derivatives.

(2) Comprise limited partnership interests and other alternative investments, including real estate investments classified as other investments.

(3) Quarterly pre-tax yield is calculated as annualized quarterly investment income, before investment expense divided by the average of the current and prior quarter investment balances. For the purposes of the pre-tax yield calculation, income for directly held real estate and other consolidated investments is net of investee level expenses (depreciation and asset level operating expenses reported in investment expense). For investments carried at fair value, investment balances exclude unrealized capital gains and losses.

56

57 Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2017 2017 2017 2017 2016 2016 2016 2016 2017 2016 Market-Based ("MB") (1) Investment Position Interest-bearing investments $ 68,648 $ 69,070 $ 68,331 $ 68,836 $ 69,688 $ 69,579 $ 68,357 $ 68,001 $ 68,648 $ 69,688 Equity securities (2) 6,483 6,336 6,021 5,578 5,567 5,194 5,192 5,032 6,483 5,567 LP and other alternative investments (3) 738 694 591 555 535 481 405 403 738 535 Total $ 75,869 $ 76,100 $ 74,943 $ 74,969 $ 75,790 $ 75,254 $ 73,954 $ 73,436 $ 75,869 $ 75,790 Investment income Interest-bearing investments $ 620 $ 625 $ 629 $ 624 $ 622 $ 611 $ 618 $ 614 $ 2,498 $ 2,465 Equity securities 44 37 45 35 34 31 44 28 161 137 LP and other alternative investments 1 1 - - (1) 1 - - 2 - Investment income, before expense 665 663 674 659 655 643 662 642 2,661 2,602 Investee level expenses (4) (1) (1) (2) (1) (1) (1) (1) (1) (5) (4) Income for yield calculation $ 664 $ 662 $ 672 $ 658 $ 654 $ 642 $ 661 $ 641 $ 2,656 $ 2,598 Market-based pre-tax yield 3.6% 3.6% 3.7% 3.6% 3.6% 3.6% 3.7% 3.6% 3.6% 3.6 % Realized capital gains and losses (pre-tax) by transaction type Impairment write-downs $ (8) $ (7) $ (19) $ (36) $ (26) $ (37) $ (50) $ (31) $ (70) $ (144) Change in intent write-downs (5) (5) (22) (16) (21) (10) (16) (21) (48) (68) Net other-than-temporary impairment losses recognized in earnings (13) (12) (41) (52) (47) (47) (66) (52) (118) (212) Sales and other 141 148 129 208 43 118 123 (80) 626 204 Valuation and settlements of derivative instruments 1 (12) (1) (10) 13 (13) (5) (6) (22) (11) Total $ 129 $ 124 $ 87 $ 146 $ 9 $ 58 $ 52 $ (138) $ 486 $ (19) Performance-Based ("PB") (5) Investment Position Interest-bearing investments $ 120 $ 130 $ 129 $ 108 $ 113 $ 130 $ 162 $ 162 $ 120 $ 113 Equity securities 138 98 96 107 99 94 73 85 138 99 LP and other alternative investments 6,676 6,443 6,137 5,959 5,797 5,626 5,505 5,194 6,676 5,797 Total $ 6,934 $ 6,671 $ 6,362 $ 6,174 $ 6,009 $ 5,850 $ 5,740 $ 5,441 $ 6,934 $ 6,009 Investment income Interest-bearing investments $ 3 $ 2 $ 2 $ 1 $ - $ 2 $ 5 $ 4 $ 8 $ 11 Equity securities - - 4 9 - - - - 13 - LP and other alternative investments 303 233 265 130 190 145 136 129 931 600 Investment income, before expense 306 235 271 140 190 147 141 133 952 611 Investee level expenses (10) (8) (8) (9) (8) (8) (8) (8) (35) (32) Income for yield calculation $ 296 $ 227 $ 263 $ 131 $ 182 $ 139 $ 133 $ 125 $ 917 $ 579 Performance-based pre-tax yield 17.4% 14.0% 16.8% 8.7% 12.3% 9.7% 9.5% 9.3% 14.3% 10.3 % Realized capital gains and losses (pre-tax) by transaction type Impairment write-downs $ - $ (16) $ (9) $ (7) $ (23) $ (26) $ (13) $ (28) $ (32) $ (90) Change in intent write-downs - - - - - - - (1) - (1) Net other-than-temporary impairment losses recognized in earnings - (16) (9) (7) (23) (26) (13) (29) (32) (91) Sales and other 5 - 10 - 4 3 (19) 21 15 9 Valuation and settlements of derivative instruments (7) (5) (7) (5) 12 (2) 4 (3) (24) 11 Total $ (2) $ (21) $ (6) $ (12) $ (7) $ (25) $ (28) $ (11) $ (41) $ (71) (1) (2) (3) (4) (5) Market-based strategy seeks to deliver predictable earnings aligned to business needs and take advantage of short-term opportunities primarily through public and private fixed income investments and public equity securities. Market-based investments include publicly traded equity securities classified as limited partnerships. When calculating the pre-tax yields, investee level expenses are netted against income for directly held real estate and other consolidated investments. Performance-based strategy seeks to deliver attractive risk-adjusted returns and supplement market risk with idiosyncratic risk primarily through investments in private equity and real estate. THE ALLSTATE CORPORATION INVESTMENT POSITION AND RESULTS BY STRATEGY ($ in millions) As of or for the three months ended As of or for the twelve months ended Equity securities may include investments in exchange traded and mutual funds whose underlying investments are fixed income securities.

THE ALLSTATE CORPORATION
INVESTMENT POSITION AND RESULTS BY STRATEGY BY SEGMENT
($ in millions)

	As of or for the three months ended December 31, 2017						
	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Total
Market-based ("MB") [(1)]							
Investment Position							
Interest-bearing investments	$ 34,236	$ 810	$ 11,168	$ 1,687	$ 18,799	$ 1,948	$ 68,648
Equity securities [(2)]	4,672	144	42	89	1,526	10	6,483
LP and other alternative investments [(3)]	504	-	-	-	234	-	738
Total	$ 39,412	$ 954	$ 11,210	$ 1,776	$ 20,559	$ 1,958	$ 75,869
Investment income							
Interest-bearing investments	$ 253	$ 4	$ 131	$ 18	$ 202	$ 12	$ 620
Equity securities	32	1	1	1	9	-	44
LP and other alternative investments	1	-	-	-	-	-	1
Investment income, before expense	286	5	132	19	211	12	665
Investee level expenses [(4)]	(1)	-	-	-	-	-	(1)
Income for yield calculation	$ 285	$ 5	$ 132	$ 19	$ 211	$ 12	$ 664
Market-based pre-tax yield	3.0 %	2.2 %	4.9 %	4.5 %	4.3 %	2.3 %	3.6 %
Realized capital gains and losses (pre-tax) by transaction type							
Impairment write-downs	$ (2)	$ -	$ -	$ -	$ (2)	$ (4)	$ (8)
Change in intent write-downs	(5)	-	-	-	-	-	(5)
Net other-than-temporary impairment losses recognized in earnings	(7)	-	-	-	(2)	(4)	(13)
Sales and other	108	-	1	-	34	(2)	141
Valuation and settlements of derivative instruments	1	-	-	-	-	-	1
Total	$ 102	$ -	$ 1	$ -	$ 32	$ (6)	$ 129
Performance-based ("PB") [(5)]							
Investment Position							
Interest-bearing investments	$ 98	$ -	$ -	$ -	$ 22	$ -	$ 120
Equity securities	80	-	-	-	58	-	138
LP and other alternative investments	3,593	-	-	-	3,083	-	6,676
Total	$ 3,771	$ -	$ -	$ -	$ 3,163	$ -	$ 6,934
Investment income							
Interest-bearing investments	$ 2	$ -	$ -	$ -	$ 1	$ -	$ 3
Equity securities	-	-	-	-	-	-	-
LP and other alternative investments	157	-	-	-	146	-	303
Investment income, before expense	159	-	-	-	147	-	306
Investee level expenses	(5)	-	-	-	(5)	-	(10)
Income for yield calculation	$ 154	$ -	$ -	$ -	$ 142	$ -	$ 296
Performance-based pre-tax yield	16.9 %	N/A %	N/A %	N/A %	18.0 %	N/A %	17.4 %
Realized capital gains and losses (pre-tax) by transaction type							
Impairment write-downs	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Change in intent write-downs	-	-	-	-	-	-	-
Net other-than-temporary impairment losses recognized in earnings	-	-	-	-	-	-	-
Sales and other	1	-	-	-	4	-	5
Valuation and settlements of derivative instruments	(4)	-	-	-	(3)	-	(7)
Total	$ (3)	$ -	$ -	$ -	$ 1	$ -	$ (2)

(1) Market-based strategy seeks to deliver predictable earnings aligned to business needs and take advantage of short-term opportunities primarily through public and private fixed income investments and public equity securities.

(2) Equity securities may include investments in exchange traded and mutual funds whose underlying investments are fixed income securities.

(3) Market-based investments include publicly traded equity securities classified as limited partnerships.

(4) When calculating the pre-tax yields, investee level expenses are netted against income for directly held real estate and other consolidated investments.

(5) Performance-based strategy seeks to deliver attractive risk-adjusted returns and supplement market risk with idiosyncratic risk primarily through investments in private equity and real estate.

58

THE ALLSTATE CORPORATION
PERFORMANCE-BASED INVESTMENTS
($ in millions)

	As of or for the three months ended								As of or for the twelve months ended	
	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2017	Dec. 31, 2016
Investment position										
Limited partnerships										
Private equity	$ 4,752	$ 4,650	$ 4,333	$ 4,139	$ 4,031	$ 3,839	$ 3,663	$ 3,324	$ 4,752	$ 4,031
Real estate	1,293	1,296	1,320	1,325	1,281	1,301	1,374	1,399	1,293	1,281
PB - limited partnerships	6,045	5,946	5,653	5,464	5,312	5,140	5,037	4,723	6,045	5,312
Non-LP										
Private equity	210	170	171	161	151	165	179	190	210	151
Real estate	679	555	538	549	546	545	524	528	679	546
PB - non-LP	889	725	709	710	697	710	703	718	889	697
Total										
Private equity	4,962	4,820	4,504	4,300	4,182	4,004	3,842	3,514	4,962	4,182
Real estate	1,972	1,851	1,858	1,874	1,827	1,846	1,898	1,927	1,972	1,827
Total PB	$ 6,934	$ 6,671	$ 6,362	$ 6,174	$ 6,009	$ 5,850	$ 5,740	$ 5,441	$ 6,934	$ 6,009
Investment income										
Limited partnerships										
Private equity	$ 219	$ 183	$ 209	$ 114	$ 145	$ 112	$ 113	$ 85	$ 725	$ 455
Real estate	74	40	44	6	34	23	13	36	164	106
PB - limited partnerships	293	223	253	120	179	135	126	121	889	561
Non-LP										
Private equity	3	2	5	9	1	2	4	2	19	9
Real estate	10	10	13	11	10	10	11	10	44	41
PB - non-LP	13	12	18	20	11	12	15	12	63	50
Total										
Private equity	222	185	214	123	146	114	117	87	744	464
Real estate	84	50	57	17	44	33	24	46	208	147
Total PB	$ 306	$ 235	$ 271	$ 140	$ 190	$ 147	$ 141	$ 133	$ 952	$ 611
Investee level expenses	$ (10)	$ (8)	$ (8)	$ (9)	$ (8)	$ (8)	$ (8)	$ (8)	$ (35)	$ (32)
Realized capital gains and losses										
Limited partnerships										
Private equity	$ (3)	$ (17)	$ (8)	$ (10)	$ (26)	$ (23)	$ (20)	$ 12	$ (38)	$ (57)
Real estate	2	-	4	1	2	2	-	1	7	5
PB - limited partnerships	(1)	(17)	(4)	(9)	(24)	(21)	(20)	13	(31)	(52)
Non-LP										
Private equity	(7)	(4)	(11)	(4)	16	(4)	(8)	(25)	(26)	(21)
Real estate	6	-	9	1	1	-	-	1	16	2
PB - non-LP	(1)	(4)	(2)	(3)	17	(4)	(8)	(24)	(10)	(19)
Total										
Private equity	(10)	(21)	(19)	(14)	(10)	(27)	(28)	(13)	(64)	(78)
Real estate	8	-	13	2	3	2	-	2	23	7
Total PB	$ (2)	$ (21)	$ (6)	$ (12)	$ (7)	$ (25)	$ (28)	$ (11)	$ (41)	$ (71)
Pre-Tax Yield	17.4 %	14.0 %	16.8 %	8.7 %	12.3 %	9.7 %	9.5 %	9.3 %	14.3 %	10.3 %
Internal Rate of Return [(1)]										
10 Year	8.6 %	8.5 %	8.3 %	9.5 %	10.1 %	10.1 %	10.2 %	10.5		
5 Year	12.8	12.7	11.9	11.9	12.0	11.7	12.0	12.7		

(1) The internal rate of return ("IRR") is one of the measures we use to evaluate the performance of these investments. The IRR represents the rate of return on the investments considering the cash flows paid and received and, until the investment is fully liquidated, the estimated value of investment holdings at the end of the measurement period. The calculated IRR for any measurement period is highly influenced by the values of the portfolio at the beginning and end of the period, which reflect the estimated fair values of the investments as of such dates. As a result, the IRR can vary significantly for different measurement periods based on macroeconomic or other events that impact the estimated beginning or ending portfolio value, such as the global financial crisis. Our IRR calculation method may differ from those used by other investors. The timing of the recognition of income in the financial statements may differ significantly from the cash distributions and changes in the value of these investments.

59

THE ALLSTATE CORPORATION
LIMITED PARTNERSHIP INTERESTS
($ in millions)

	As of or for the three months ended							
	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016
Investment position								
Accounting basis								
Cost method	$ 1,327	$ 1,339	$ 1,269	$ 1,293	$ 1,282	$ 1,375	$ 1,284	$ 1,193
Equity method ("EMA") [(1)]	5,413	5,261	4,937	4,689	4,532	4,213	4,123	3,898
Total	$ 6,740	$ 6,600	$ 6,206	$ 5,982	$ 5,814	$ 5,588	$ 5,407	$ 5,091
Cost method-fair value [(2)]	$ 1,569	$ 1,579	$ 1,511	$ 1,525	$ 1,493	$ 1,600	$ 1,511	$ 1,466
Underlying investment								
Private equity	$ 4,752	$ 4,650	$ 4,333	$ 4,139	$ 4,031	$ 3,839	$ 3,663	$ 3,324
Real estate	1,293	1,296	1,320	1,325	1,281	1,301	1,374	1,399
Other	695	654	553	518	502	448	370	368
Total	$ 6,740	$ 6,600	$ 6,206	$ 5,982	$ 5,814	$ 5,588	$ 5,407	$ 5,091
Total Income								
Accounting basis								
Cost method	$ 47	$ 64	$ 51	$ 37	$ 26	$ 43	$ 47	$ 39
Equity method	246	159	202	83	152	93	79	82
Total	$ 293	$ 223	$ 253	$ 120	$ 178	$ 136	$ 126	$ 121
Underlying investment								
Private equity	$ 219	$ 183	$ 209	$ 114	$ 145	$ 112	$ 113	$ 85
Real estate	74	40	44	6	34	23	13	36
Other	-	-	-	-	(1)	1	-	-
Total	$ 293	$ 223	$ 253	$ 120	$ 178	$ 136	$ 126	$ 121
(1) Approximate cumulative pre-tax appreciation	$ 854	$ 858	$ 787	$ 611	$ 511	$ 469	$ 469	$ 408

(2) The fair value of cost method limited partnerships is determined using reported net asset values.

60

61 • realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments, which are reported with realized capital gains and losses but included in adjusted net income, • valuation changes on embedded derivatives not hedged, after-tax, • amortization of deferred policy acquisition costs ("DAC") and deferred sales inducements (“DSI”), to the extent they resulted from the recognition of certain realized capital gains and losses or valuation changes on embedded derivatives not hedged, after-tax, • business combination expenses and the amortization of purchased intangible assets, after-tax, • gain (loss) on disposition of operations, after-tax, and • adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years. Average underlying loss (incurred pure premium) and expense is calculated as the underlying combined ratio (a non-GAAP measure) multiplied by the GAAP quarterly earned premium, which is annualized (multiplied by 4) (“average premium”). We believe that this measure is useful to investors and it is used by management for the same reasons noted above for the underlying combined ratio. A reconciliation of average underlying loss and expense is provided in the schedule, "Allstate Brand Auto and Homeowners Underlying Loss and Expense". Definitions of Non-GAAP Measures We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP measures. Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited. Adjusted net income is net income applicable to common shareholders, excluding: Net income applicable to common shareholders is the GAAP measure that is most directly comparable to adjusted net income. We use adjusted net income as an important measure to evaluate our results of operations. We believe that the measure provides investors with a valuable measure of the Company's ongoing performance because it reveals trends in our insurance and financial service business that may be obscured by the net effect of realized capital gains and losses, valuation changes on embedded derivatives not hedged, business combination expenses and the amortization of purchased intangible assets, gain (loss) on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items. Realized capital gains and losses, valuation changes on embedded derivatives not hedged and gain (loss) on disposition of operations may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process. Consistent with our intent to protect results or earn additional income, adjusted net income includes periodic settlements and accruals on certain derivative instruments that are reported in realized capital gains and losses because they do not qualify for hedge accounting or are not designated as hedges for accounting purposes. These instruments are used for economic hedges and to replicate fixed income securities, and by including them in adjusted net income, we are appropriately reflecting their trends in our performance and in a manner consistent with the economically hedged investments, product attributes (e.g. net investment income and interest credited to contractholder funds) or replicated investments. Business combination expenses are excluded because they are non-recurring in nature and the amortization of purchased intangible assets is excluded because it relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends. Accordingly, adjusted net income excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business. A byproduct of excluding these items to determine adjusted net income is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar items may recur in subsequent periods. Adjusted net income is used by management along with the other components of net income applicable to common shareholders to assess our performance. We use adjusted measures of adjusted net income in incentive compensation. Therefore, we believe it is useful for investors to evaluate net income applicable to common shareholders, adjusted net income and their components separately and in the aggregate when reviewing and evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize adjusted net income results in their evaluation of our and our industry's financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management's performance. We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses adjusted net income as the denominator. Adjusted net income should not be considered a substitute for net income applicable to common shareholders and does not reflect the overall profitability of our business. A reconciliation of adjusted net income to net income applicable to common shareholders is provided in the schedule, "Contribution to Income". Combined ratio excluding the effect of catastrophes, prior year reserve reestimates and the amortization of purchased intangible assets ("underlying combined ratio") is a non-GAAP ratio, which is computed as the difference between four GAAP operating ratios: the combined ratio, the effect of catastrophes on the combined ratio, the effect of prior year non-catastrophe reserve reestimates on the combined ratio, the effect of amortization of purchased intangible assets on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses, prior year reserve reestimates, amortization of purchased intangible assets. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves. Amortization of purchased intangible assets relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. We also provide it to facilitate a comparison to our outlook on the underlying combined ratio. The most directly comparable GAAP measure is the combined ratio. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. A reconciliation of the underlying combined ratio to combined ratio is provided in the schedules "Property-Liability Results", "Historical Property-Liability Results", "Allstate Brand Profitability Measures", "Esurance Brand Profitability Measures and Statistics", "Encompass Brand Profitability Measures and Statistics", "Auto Profitability Measures by Brand", "Homeowners Profitability Measures by Brand" and "Other Personal Lines Profitability Measures by Brand", and "SquareTrade Profitability Measures".

62 Definitions of Non-GAAP Measures (continued) Underlying loss ratio is a non-GAAP ratio, which is computed as the difference between three GAAP operating ratios: the loss ratio, the effect of catastrophes on the combined ratio and the effect of prior year non-catastrophe reserve reestimates on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends that may be obscured by catastrophe losses and prior year reserve reestimates. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the loss ratio. The underlying loss ratio should not be considered a substitute for the loss ratio and does not reflect the overall loss ratio of our business. A reconciliation of underlying loss ratio is provided in the schedules "Property-Liability Results", "Historical Property-Liability Results", "Allstate Brand Profitability Measures", "Esurance Brand Profitability Measures and Statistics", "Encompass Brand Profitability Measures and Statistics", "Auto Profitability Measures by Brand", "Homeowners Profitability Measures by Brand" and "Other Personal Lines Profitability Measures by Brand". Adjusted net income return on adjusted equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month adjusted net income by the equity balance, after excluding the effect of unrealized net capital gains and losses and goodwill. Return on equity is the most directly comparable GAAP measure. We use equity excluding the effect of unrealized net capital gains and losses and goodwill for the denominator as a representation of equity primarily attributable to the Company’s earned and realized business operations. Unrealized net capital gains and losses are excluded because they vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process. Goodwill is excluded because it relates to the acquisition purchase price and is not indicative of our underlying business results. We believe it is useful for investors to have adjusted net income return on adjusted equity when evaluating our performance as it represents a reliable, representative and consistent measurement of the company and management’s utilization of capital. Adjusted net income return on adjusted equity should not be considered a substitute for return on equity and does not reflect the overall profitability of our business. A reconciliation of return on equity and adjusted net income return on adjusted equity can be found in the schedules, "Allstate Life Return on Equity", "Allstate Benefits Return on Equity" and "Allstate Annuities Return on Equity". Adjusted net income return on common shareholders' equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month adjusted net income by the average of common shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses. Return on common shareholders' equity is the most directly comparable GAAP measure. We use adjusted net income as the numerator for the same reasons we use adjusted net income, as discussed above. We use average common shareholders' equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of common shareholders’ equity primarily attributable to the Company’s earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process. We use it to supplement our evaluation of net income applicable to common shareholders and return on common shareholders' equity because it excludes the effect of items that tend to be highly variable from period to period. We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with return on common shareholders' equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management. In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine adjusted net income return on common shareholders' equity from return on common shareholders' equity is the transparency and understanding of their significance to return on common shareholders' equity variability and profitability while recognizing these or similar items may recur in subsequent periods. We use adjusted measures of adjusted net income return on common shareholders' equity in incentive compensation. Therefore, we believe it is useful for investors to have adjusted net income return on common shareholders' equity and return on common shareholders' equity when evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize adjusted net income return on common shareholders' equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital. Adjusted net income return on common shareholders' equity should not be considered a substitute for return on common shareholders' equity and does not reflect the overall profitability of our business. A reconciliation of return on common shareholders' equity and adjusted net income return on common shareholders' equity can be found in the schedule, "Return on Common Shareholders' Equity". Adjusted net income, excluding purchase accounting adjustments, is a non-GAAP measure, which is computed as net income (loss) applicable to common shareholders, excluding amortization of purchased intangible assets, after- tax, and realized capital gains and losses, after-tax, and adjusted for the after-tax income statement effects of acquisition-related purchase accounting fair value adjustments to unearned premiums, contractual liability insurance policy premium expenses, and commissions paid to retailers. Net income (loss) applicable to shareholders is the GAAP measure that is most directly comparable to adjusted net income, excluding purchase accounting adjustments. We use adjusted net income, excluding purchase accounting adjustments, as an important measure to evaluate SquareTrade’s results of operations. We believe that the measure provides investors with a valuable measure of SquareTrade’s ongoing performance because it reveals trends that may be obscured by the amortization of purchased intangible assets, the acquisition-related purchase accounting fair value adjustments, and the net effects of realized capital gains and losses. Amortization of purchased intangible assets is excluded because it relates to the acquisition purchase price and is not indicative of our business results or trends. We adjust for the effects of acquisition-related purchase accounting fair value adjustments because they relate to the acquisition and their effects are not indicative of the underlying business results and trends. Realized capital gains and losses may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to SquareTrade’s operations. Adjusted net income, excluding purchase accounting adjustments, highlights the results from ongoing operations and the underlying profitability of our business and is used by management along with the other components of net income applicable to common shareholders to assess our performance. We believe it is useful for investors to evaluate net income applicable to common shareholders, adjusted net income, excluding purchase accounting adjustments, and their components separately and in the aggregate when reviewing and evaluating SquareTrade’s performance. Adjusted net income, excluding purchase accounting adjustments, should not be considered a substitute for net income applicable to common shareholders and does not reflect the overall profitability of our business. A reconciliation of net income (loss) applicable to common shareholders to adjusted net income, excluding purchase accounting adjustments, is provided in the schedule, "SquareTrade Results". Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure. It is calculated by dividing common shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities and related DAC, DSI and life insurance reserves by total common shares outstanding plus dilutive potential common shares outstanding. We use the trend in book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, in conjunction with book value per common share to identify and analyze the change in net worth attributable to management efforts between periods. We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. We note that book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique. Book value per common share is the most directly comparable GAAP measure. Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered a substitute for book value per common share, and does not reflect the recorded net worth of our business. A reconciliation of book value per common share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per common share can be found in the schedule, "Book Value per Common Share".